        As filed with the Securities and Exchange Commission on January 11, 2006
                                      Securities Act Registration No. 333-129878
                               Investment Company Act Registration No. 811-21725
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-2

|_|      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
|X|      PRE-EFFECTIVE AMENDMENT NO. 2
|_|      POST-EFFECTIVE AMENDMENT NO.
                                     and/or
|X|      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
|X|      AMENDMENT NO. 10

                       Tortoise Energy Capital Corporation
               (exact name of registrant as specified in charter)

                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                    (Address of Principal Executive Offices)

                                 (913) 981-1020
              (Registrant's Telephone Number, Including Area Code)

                                David J. Schulte
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                     (Name and Address of Agent for Service)

                                   Copies to:
                             Steven F. Carman, Esq.
                       Blackwell Sanders Peper Martin LLP
                          4801 Main Street, Suite 1000
                              Kansas City, MO 64112

Approximate Date of Proposed Public Offering:  As soon as practicable  after the effective date of this
                            Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of
1933, other than securities offered in connection with a dividend reinvestment
plan, check the following box   |_|

It is proposed that this filing will become effective (check appropriate box):

         |_|      when declared effective pursuant to section 8(c).

                         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

==================================== ================ ====================== ========================== ========================
                                                            Proposed                 Proposed
     Title of Securities Being          Amount Being      Maximum Offering         Maximum Aggregate             Amount of
            Registered                  Registered(1)     Price Per Unit(1)        Offering Price(1)         Registration Fee
------------------------------------ ---------------- ---------------------- -------------------------- ------------------------
Series I Money Market Cumulative
Preferred Shares                         Shares                 $                  $1,000,000.00                $117.70
==================================== ================ ====================== ========================== ========================
(1) Estimated solely for the purpose of calculating the registration fee.
         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states the Registration
Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

================================================================================
The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the
Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
================================================================================
SUBJECT TO COMPLETION, DATED JANUARY 11, 2006
PROSPECTUS
$ Tortoise Energy Capital Corporation
Series I Money Market Cumulative Preferred (MMP(R)) Shares Liquidation Preference $25,000 per share
--------------------------------------------------------------------------------

Tortoise Energy Capital  Corporation (the "Company") is offering preferred stock
(referred  to as "Series I Money  Market  Cumulative  Preferred  Shares" or "MMP
Shares").  The  Company  is a  recently  organized,  nondiversified,  closed-end management  investment company.  The Company's investment objective is to seek a high  level of  total  return  with an  emphasis  on  current  distributions  to stockholders.

Investors in MMP Shares will be entitled to receive cash  dividends at an annual rate that may vary for each dividend  period.  The dividend rate for the initial period from and including the issue date through , 2006 will be % per year.  For each  subsequent  dividend  period,  the dividend  rate will be determined by an
auction   conducted  in  accordance  with  the  procedures   described  in  this
Prospectus,  and  in  additional  detail  in  Appendix  A to  the  Statement  of
Additional Information.  Generally,  following the initial dividend period, each dividend period will be days.

Prior to this  offering,  there has been no  private  or public  market  for MMP
Shares.  MMP Shares will not be listed on any  exchange or  automated  quotation system.  Generally,  investors may only buy and sell MMP Shares through an order placed at an auction  with or through a  broker-dealer  that has entered into an
agreement  with  the  auction  agent  or  in  a  secondary   market  that  those
broker-dealers may maintain. These broker-dealers are not required to maintain a market in MMP Shares,  and a secondary market, if one develops,  may not provide investors with liquidity. (continued on next page)

--------------------------------------------------------------------------------
Investing in MMP Shares involves certain risks. See "Risk Factors" beginning on
page    of this Prospectus.

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission has approved or disapproved of these securities or determined if this
Prospectus  is truthful or  complete.  Any  representation  to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                                Per Share   Total
                                                ---------   -----
Public offering price  ......................... $25,000
Sales load .....................................
Proceeds to the Company (before expenses)(1)....

(1)   Does not include offering expenses payable by the Company estimated to be
$     .

The underwriters  expect to deliver MMP Shares in book-entry  form,  through the facilities of The Depository  Trust  Company,  to  broker-dealers  on or about ,
2006.

--------------------------------------------------------------------------------

                                 LEHMAN BROTHERS
      A.G. EDWARDS   OPPENHEIMER & CO.   STIFEL NICOLAUS   WACHOVIA SECURITIES

                                              , 2006

     This  offering  is  conditioned  upon the MMP Shares  receiving a rating of
"Aa2" from Moody's Investors Service, Inc. and "AA" from Fitch Ratings.

     MMP Shares will be senior in  liquidation  and  distribution  rights to the
Company's  common stock.  The  Company's  common stock is listed on the New York
Stock  Exchange under the symbol "TYY." On November 14, 2005, the Company issued two series of auction rate senior  notes due November 14, 2045,  in an aggregate principal amount of $120,000,000  ("Tortoise Notes").  MMP Shares will be junior in liquidation and distribution rights to Tortoise Notes.

     On  December 5, 2005,  the Company  entered  into a  $50,000,000  unsecured revolving  credit  facility  (the "Credit  Facility")  with U.S.  Bank,  NA ("US
Bank"). The Credit Facility expires on February 10, 2006. As of the date of this
Prospectus,  it has borrowed  approximately  $ million under the Credit Facility for investment  purposes,  which amounts it has invested in securities of master limited partnerships  ("MLPs") purchased in the open market. The Company intends to  continue  purchasing  securities  with  amounts  available  under the Credit
Facility.  Borrowings  under the Credit  Facility  and the  issuance  of the MMP
Shares offered hereby are intended to increase funds  available for  investment.
This  practice,  which  is  known  as  leverage,  is  speculative  and  involves significant  risks. In the future,  the Company may issue  additional  shares of common stock,  additional Tortoise Notes or additional MMP Shares,  depending on market conditions and investment opportunities. The Company will comply with all applicable  provisions  of the  Investment  Company Act of 1940 (the "1940 Act")
when issuing any debt or equity  securities or when borrowing  money,  including the  requirements  that the  Company  only issue one class of senior  securities representing  indebtedness  and one class of senior  equity and that the Company not issue any shares of common stock below net asset value  without  stockholder approval.

     Under  normal  circumstances,  the Company  invests at least 80% of its net assets,  plus any borrowings for investment  purposes,  in equity  securities of entities in the energy  sector and at least 80% of its total  assets  (including assets to be obtained through anticipated leverage) in equity securities of MLPs and their affiliates in the energy infrastructure  sector.  Companies (including
MLPs) in the energy  infrastructure  sector engage in the business of gathering, transporting,  processing,  storing,  distributing  or  marketing  natural  gas, natural  gas  liquids,  coal,  crude oil,  refined  petroleum  products or other
natural  resources,  or  exploring,   developing,  managing  or  producing  such
commodities.  There  can be no  assurance  that the  Company  will  achieve  its investment  objective.  Tortoise  Capital  Advisors,  L.L.C., a Delaware limited liability company, serves as the Company's investment advisor.

     The  Prospectus  sets  forth  the  information  about  the  Company  that a prospective  investor  should  know  before  investing.  You  should  read  this
Prospectus,  which  contains  important  information  about the Company,  before deciding  whether  to  invest  in the  MMP  Shares,  and  retain  it for  future reference.  A  Statement  of  Additional  Information,  dated  January  ,  2006, containing  additional  information  about the Company,  has been filed with the
Securities and Exchange  Commission (the "SEC") and is incorporated by reference in its  entirety  into  this  Prospectus.  You may  request  a free  copy of the
Statement of Additional  Information,  the table of contents of which is on page of this Prospectus,  request a free copy of the Company's annual and semi-annual reports to  stockholders,  request other  information  about the Company or make stockholder inquiries by calling  1-800-727-0254 or by writing to the Company at
10801 Mastin  Boulevard,  Suite 222,  Overland Park,  Kansas 66210. You also can view the Company's Statement of Additional Information, the Company's annual and semi-annual  reports to stockholders and the Company's  quarterly reports on the
Company's   website   (http://www.tortoiseadvisors.com).   Information   on  the
Company's website is not part of this Prospectus. In addition, the SEC maintains a website  (http://www.sec.gov) on which you may view the Company's Statement of
Additional Information,  the Company's annual and semi-annual reports, and other information about the Company.

     The MMP Shares do not  represent  a deposit or  obligation  of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally  insured by the Federal  Deposit  Insurance  Corporation,  the
Federal Reserve Board or any other government agency.

                                                                                                        Page
                                                                                                        ----
Prospectus Summary.....................................................................................
Financial Highlights...................................................................................
The Company............................................................................................
Use of Proceeds........................................................................................
Capitalization.........................................................................................
Investment Objective and Principal Investment Strategies...............................................
Risk Factors...........................................................................................
Management of the Company..............................................................................
Rating Agency Guidelines...............................................................................
Description of Money Market Cumulative Preferred Shares................................................
The Auction............................................................................................
Description of Tortoise Notes and Borrowings...........................................................
Description of Common Stock............................................................................
Certain Provisions in the Company's Charter and Bylaws.................................................
Closed-End Company Structure...........................................................................
Federal Income Tax Matters.............................................................................
Administrator, Custodian, Transfer Agent, Dividend Paying Agent, Auction Agent and Redemption Agent....
Underwriting...........................................................................................
Legal Opinions.........................................................................................
Available Information..................................................................................
Table of Contents for the Statement of Additional Information..........................................

                                ----------------

     You should rely only on the  information  contained in or  incorporated  by reference  in  this  Prospectus  and  on in  the  information  contained  in the
Statement of Additional Information, which is, incorporated by reference in this
Prospectus,  in making an  investment  decision.  Neither  the  Company  nor the
underwriters   have   authorized   anyone  to  provide  you  with  different  or
inconsistent information.  If anyone provides you with different or inconsistent information, you should not rely on it. The Company is not, and the underwriters are not, making an offer to sell these MMP Shares in any jurisdiction  where the offer or sale is not permitted.  You should assume that the  information in this
Prospectus  is  accurate  only as of the date of this  Prospectus,  and that the
Company's  business,  financial  condition  and prospects may have changed since this date.  The Company  will amend or  supplement  this  Prospectus  to reflect material  changes to the information  contained in this Prospectus to the extent required by applicable law.

                                ----------------

     This  Prospectus  and  the  Statement  of  Additional  Information  contain
"forward-looking  statements"  within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). Forward-looking statements can be identified by the words "may," "will,"  "intend,"  "expect," and similar terms and the negative of such terms. By their nature,  all  forward-looking  statements involve risks and
uncertainties,   and  actual   results  could  differ   materially   from  those
contemplated  by the  forward-looking  statements.  Several  factors  that could materially  affect the  Company's  actual  results  are the  performance  of the portfolio of  securities  held by the Company,  the  conditions  in the U.S. and international  financial,  petroleum and other  markets,  the price at which the
Company's shares will trade in the public markets and other factors discussed in the Company's periodic filings with the SEC.

                                       i

                               PROSPECTUS SUMMARY

     This is only a summary.  You should  review the more  detailed  information contained  elsewhere  in this  Prospectus  and in the  Statement  of  Additional
Information, including the Articles Supplementary related to the MMP Shares (the
"Articles  Supplementary") attached as Appendix A to the Statement of Additional
Information.  Capitalized  terms used but not defined in this  Prospectus  shall have  the  meanings  given to such  terms  in  Appendix  A of the  Statement  of
Additional Information.

The Company............................  Tortoise   Energy   Capital    Corporation   is   a   recently   organized,
                                         nondiversified,  closed-end  management  investment  company.  The  Company commenced  operations on May 31, 2005. The Company's  common stock,  $0.001 par value per share,  is traded on the New York Stock Exchange (the "NYSE")
                                         under  the  symbol  "TYY."  See  "Description  of  Capital  Stock."  As  of
                                         November 30,  2005,  the  Company  had  15,950,661  shares of common  stock outstanding  and net  assets  applicable  to  shares  of  common  stock  of approximately $370 million.

The Advisor............................  Tortoise  Capital  Advisors,  L.L.C.  (the "Advisor") was formed in October
                                         2002 to provide  portfolio  management  services to institutional  and high
                                         net  worth  investors   seeking   professional   management  of  their  MLP
                                         investments.  The Advisor has been  managing  investments  in portfolios of
                                         MLP  investments  since that time. In February 2004, the Advisor  commenced managing the  investments  of Tortoise  Energy  Infrastructure  Corporation
                                         ("TYG") and in October 2005 commenced  managing the investments of Tortoise
                                         North American Energy Corporation  ("TYN").  TYG, whose shares trade on the
                                         NYSE under the symbol  "TYG," is a  nondiversified,  closed-end  management investment  company that was created to invest  principally  in MLPs in the energy  infrastructure  sector.  TYN,  whose shares trade on the NYSE under the symbol "TYN," is a  nondiversified,  closed-end  management  investment company that was created to invest  principally in Canadian  royalty trusts
                                         and  income   trusts  and  publicly   traded  United  States  MLPs.  As  of
                                         November 30,  2005, TYG had total assets of approximately  $696 million and
                                         TYN had total assets of approximately  $151 million.  In December 2005, the
                                         Advisor  commenced  managing the investments of Tortoise Capital  Resources
                                         Corporation  ("TTO").  TTO is a private investment fund that was created to invest  primarily in privately held and micro-cap  public  companies in the
                                         U.S. energy infrastructure  sector. As of the second closing of its initial offering on  January 9,  2006,  TTO had total assets of  approximately  $46 million.  As of  November 30,  2005,  the Advisor had  approximately  $1.49 billion of client  assets under  management,  including  the assets of TYG,
                                         TYN and the Company,  but  excluding  the assets of TTO. As disclosed  more
                                         completely   below,   the   Advisor   may   allocate   certain   investment
                                         opportunities  among the Company and its other clients,  including TYG, TYN and TTO.

                                         Fountain Capital Management,  L.L.C.  ("Fountain  Capital") and Kansas City
                                         Equity  Partners LC  ("KCEP")  control the  Advisor  through  their  equity ownership and management  rights in the Advisor.  The Advisor's  investment committee is comprised of five portfolio  managers.  The principal business address of the Advisor is 10801 Mastin Boulevard, Suite 222, Overland Park,
                                         Kansas 66210.

The Offering...........................  The Company  is offering Series I Money Market  Cumulative  Preferred Shares
                                         at  a  purchase  price  of  $25,000  per  share  ($  aggregate   liquidation
                                         preference)  plus  accumulated  dividends,  if any, from the Original  Issue
                                         Date.  MMP  Shares  are being  offered  by  Lehman  Brothers  Inc.  ("Lehman
                                         Brothers") A.G.  Edwards and Sons,  Inc. ("AG  Edwards"),  Oppenheimer & Co.
                                         Inc.("Oppenheimer"),  Stifel,  Nicolaus  &  Company,  Incorporated  ("Stifel
                                         Nicolaus")  and Wachovia  Capital  Market,  LLC ("Wachovia  Securities")  as
                                         underwriters. See "Underwriting."

                                        1

                                         It is a condition  of the  underwriters'  obligation  to  purchase  the MMP
                                         Shares that the MMP Shares receive a rating of "Aa2" from Moody's Investors
                                         Service Inc. ("Moody's") and "AA" from Fitch Ratings ("Fitch").

                                         The  issuance of MMP Shares  represents  the  leveraging  of the  Company's common  stock.  See  "Risk  Factors  -- General  Risks of  Investing  in the
                                         Company -- Leverage Risk."

                                         The Company will invest the net proceeds of the offering in accordance with the Company's investment objective and policies described under "Investment
                                         Objective and Principal  Investment  Strategies."  The Company  anticipates that it may take up to three months  following  completion of this offering until the  Company's  assets  are fully  invested  in  accordance  with the
                                         Company's investment objective and policies. During the period in which the
                                         Company is  investing  the net proceeds of this  offering,  it will deviate from its investment  policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies,  high quality,
                                         short-term   money  market   instruments,   short-term   debt   securities,
                                         certificates of deposit,  bankers'  acceptances and other bank obligations, commercial  paper rated in the highest category by a rating agency or other fixed income securities.

MMP Shares.............................  MMP Shares are not listed on an exchange  or  automated  quotation  system.
                                         Instead,  you may buy or sell MMP Shares at an  Auction  that  normally  is held  every  days by  submitting  orders to a  Broker-Dealer.  In  addition to the Auctions,  Broker-Dealers  and other  broker-dealers  may maintain a secondary  trading  market  in MMP  Shares  outside  of  Auctions,  but may discontinue  this  activity  at any  time.  There  is no  assurance  that a secondary  market will provide MMP  stockholders  with  liquidity.  You may
                                         transfer   MMP   Shares   outside  of   Auctions   only  to  or  through  a
                                         Broker-Dealer,  or  a  broker-dealer  that  has  entered  into  a  separate agreement with a Broker-Dealer  or to the Company or any of its affiliates, in certain cases.

                                         The dividend  rate for the initial  Dividend  Period from and including the
                                         Original  Issue Date through , 2006,  will be % per year. The first Auction
                                         Date for MMP Shares will be , 2006 and the initial  Dividend  Payment  Date will be , 2006.  Subsequent  Auctions  generally  will be held  every  days unless the then current Dividend Period is a Special  Dividend Period,  the date that  normally  would be the  Auction  Date is not a  Business  Day or unforeseen events preclude the holding of an Auction.

Auction Procedures.....................  You may buy, sell or hold MMP Shares through an Auction.  Beneficial  Owners and Potential  Beneficial  Owners of MMP Shares may  participate in Auctions only by submitting  Orders through  broker-dealers  who have entered into an
                                         agreement   with  the  Auction  Agent  (a  "Broker-Dealer")   or  through  a
                                         broker-dealer   that  has  entered   into  a  separate   agreement   with  a
                                         Broker-Dealer.  In  general,  the types of Orders  that may be placed with a
                                         Broker-Dealer  include:  Hold Orders,  Sell Orders, Bids to sell and Bids to purchase.  The  following is a brief summary of the Auction  Procedures  for both Beneficial Owners and Potential  Beneficial Owners. See "The Auction --
                                         Auction Procedures" for more detailed information.

                                         Beneficial  Owners.  Prior to the Submission  Deadline on each Auction Date for MMP Shares, each Beneficial Owner may submit Orders with respect to MMP
                                         Shares of such series to a Broker-Dealer as follows:

                                        2

                                         o    Hold Order -- indicating  its desire to hold MMP Shares without regard to the Applicable Rate for MMP Shares for the next succeeding Dividend
                                              Period of MMP Shares.

                                         o    Bid --  indicating  its desire to sell the number of  Outstanding  MMP
                                              Shares,  if any, held by such Beneficial  Owner if the Applicable Rate for MMP Shares for the next  succeeding  Dividend Period of MMP Shares shall be less than the rate per  annum  specified  by such  Beneficial
                                              Owner (also known as a hold at rate order).

                                         o    Sell Order -- indicating  its desire to sell the number of Outstanding
                                              MMP Shares,  if any, held by such  Beneficial  Owner without regard to the Applicable  Rate for MMP Shares for the next  succeeding  Dividend
                                              Period of MMP Shares.

                                         Orders  submitted  (or the  failure to do so) by  Beneficial  Owners  under certain circumstances will have the effects as described below:

                                         o    A  Beneficial  Owner of MMP Shares that  submits a Bid with respect to
                                              MMP Shares to its Broker-Dealer  having a rate higher than the Maximum
                                              Rate for MMP  Shares on the  Auction  Date will be  treated  as having submitted a Sell Order with respect to such MMP Shares.

                                         o    A  Beneficial  Owner of MMP Shares  that fails to submit an Order with respect to such MMP Shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such MMP Shares.

                                         Potential  Beneficial  Owners. A customer of a Broker-Dealer  that is not a
                                         Beneficial  Owner of MMP Shares but that wishes to purchase MMP Shares,  or that is a Beneficial Owner of MMP Shares that wishes to purchase additional
                                         MMP Shares (in each case, a "Potential  Beneficial Owner"), may submit Bids to its  Broker-Dealer  in  which it  offers  to  purchase  such  number  of
                                         Outstanding MMP Shares specified in such bid if the Applicable Rate for MMP
                                         Shares  determined  on such  Auction  Date  shall be not less than the rate specified in such Bid. A Bid placed by a Potential  Beneficial Owner of MMP
                                         Shares specifying a rate higher than the Maximum Rate for MMP Shares on the
                                         Auction Date will not be accepted.

                                         The Auction Process. If Sufficient Clearing Bids for MMP Shares exist (that is,  the  aggregate  number of MMP  Shares  subject  to  Submitted  Bids of
                                         Potential  Beneficial  Owners  specifying  one or more  rates  between  the
                                         Minimum Rate (for Standard  Dividend Periods or less, only) and the Maximum
                                         Rate (for all Dividend Periods) for MMP Shares exceeds, or is equal to, the number of MMP Shares subject to Submitted Sell Orders), the Applicable Rate for MMP Shares for the next  succeeding  Dividend Period will be the lowest rate specified in the Submitted  Bids which,  taking into account such rate and all lower  rates bid by  Broker-Dealers  as or on behalf of  Beneficial
                                         Owners and Potential  Beneficial Owners,  would result in Beneficial Owners and Potential  Beneficial  Owners owning the aggregate number of MMP Shares available for purchase in the Auction.

                                         If Sufficient Clearing Bids for MMP Shares do not exist (other than because all of the  Outstanding  MMP Shares are subject to Submitted  Hold Orders), then  the  Applicable  Rate  for all MMP  Shares  for the  next  succeeding
                                         Dividend Period will be the Maximum Rate for MMP Shares.

                                         The  Auction  Procedures  include a pro rata  allocation  of MMP Shares for purchase and sale,  which may result in a Beneficial  Owner  continuing  to

                                        3

                                         hold or selling,  or a Potential  Beneficial Owner purchasing,  a number of
                                         MMP  Shares  that is less than the number of MMP  Shares  specified  in its
                                         Order.   To  the  extent  the  allocation   procedures  have  that  result,
                                         Broker-Dealers  will be required to make  appropriate pro rata  allocations among their respective customers.

                                         Settlement  of  purchases  and sales will be made on the next  Business Day
                                         (also  a  Dividend  Payment  Date)  after  the  Auction  Date  through  the
                                         Securities Depository in accordance with the Securities Depository's normal procedures.

Dividends and Dividend Periods.........  Subsequent to the initial Dividend  Period,  each Dividend Period generally will be days in  length.  The  Applicable  Rate for a  particular  Dividend
                                         Period  usually will be determined by an Auction  conducted on the Business
                                         Day  immediately  preceding  the  start  of the  Dividend  Period.  In most
                                         instances,   dividends   are  also   payable   every   days,   on  the  day
                                         following  the  end of the  Dividend  Period.  Prior  to any  Auction,  the
                                         Company may elect,  subject to limitations  described  herein,  upon giving notice to the  Auction  Agent and each  Broker-Dealer,  a Special  Dividend
                                         Period.  A Special  Dividend  Period is a Dividend  Period  consisting of a specified  number  of  days ( ). A  Special  Dividend  Period  will  not be effective unless  Sufficient  Clearing Bids exist at the Auction in respect of a Special Dividend Period.  If Sufficient  Clearing Bids do not exist at the Auction,  the Dividend Period commencing on the Business Day succeeding the  Auction  will be a day  Dividend  Period.  See  "Description  of Money
                                         Market  Cumulative  Preferred  Shares -- Dividends  and  Dividend  Periods --
                                         Determination of Dividend Rate" and "The Auction."

Determination of Applicable Rate.......  Except  during a  Default  Period,  the  Applicable  Rate for any  Dividend
                                         Period for MMP Shares will not be more than the Maximum  Rate.  The Maximum
                                         Rate will  depend on the credit  rating  assigned  to the MMP Shares and on the  duration  of  the  Dividend  Period.  The  Maximum  Rate  will  be the
                                         Applicable  Percentage  of the  Reference  Rate,  subject to upward but not downward  adjustment  in the  discretion  of the Board of  Directors  after consultation  with the Broker- Dealers.  The Applicable  Percentage will be determined  based on the lower of the credit ratings  assigned on that date to the MMP Shares by Moody's and Fitch, as follows:

                                              Moody's                          Fitch                   Applicable
                                           Credit Rating                   Credit Rating               Percentage
                                         ----------------                ------------------            ----------
                                         Aa3 or above                    AA - or above                     200%
                                         A3 to A1                           A - to A+                      250%
                                         Baa3 to Baa1                    BBB - to  BBB+                    275%
                                         Below Baa3                      Below BBB -                       300%

                                         For Standard  Dividend  Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate. The Applicable Rate for any  Dividend  Period  commencing  during any Default  Period,  and the
                                         Default  Rate  described  under  "Description  of Money  Market  Cumulative
                                         Preferred  Shares,"  initially  will  be 300% of the  Reference  Rate.  The
                                         Reference Rate is the greater of:

                                         (1) the  applicable  AA  Composite  Commercial  Paper  Rate (for a Dividend
                                         Period of fewer than 184 days) or the applicable Treasury Index Rate (for a
                                         Dividend Period of 184 days or more), or

                                         (2) the applicable London-Interbank Offered Rate ("LIBOR").

                                        4

Restrictions on Dividends,
Redemption and Other Payments..........  On November 14, 2005, the Company issued the Tortoise Notes,  which are due
                                         November 14, 2045, in an aggregate  principal  amount of  $120,000,000  and which constitute  senior securities  representing  indebtedness (as defined in the 1940 Act).  The Company  may not declare any  dividend on MMP Shares unless,  after giving effect to such dividend,  asset coverage with respect to such  Tortoise  Notes  (and  any  other  Borrowings  (defined  below  in
                                         "Leverage"))  is at least  200%.  In  addition,  the  Company  would not be permitted  to declare any other  distribution  on or purchase or redeem MMP
                                         Shares  unless,  after  giving  effect to such  distribution,  purchase  or redemption,  asset  coverage with respect to such  Tortoise  Notes (and any other  Borrowings) is at least 300%.  Dividends or other  distributions on, or  redemptions or purchases of, MMP Shares also would be prohibited at any time that an event of  default  under  the  Tortoise  Notes  (and any other
                                         Borrowings)  has  occurred and is  continuing.  See  "Description  of Money
                                         Market Cumulative  Preferred Shares -- Restrictions on Dividend,  Redemption
                                         and Other  Payments."  In  addition,  the Company  may make  further use of
                                         financial   leverage  through  other  Borrowings  which  constitute  senior securities representing indebtedness under the 1940 Act.

Asset Maintenance......................  The Company must maintain  Eligible Assets having an aggregated  Discounted
                                         Value at least equal to the MMP Shares Basic Maintenance  Amount as of each
                                         Valuation  Date.  The Company also must maintain asset coverage for the MMP
                                         Shares on a  non-discounted  basis of at least 200% as of the last Business
                                         Day of each month (the "1940 Act MMP Shares Asset  Coverage").  See "Rating
                                         Agency Guidelines."

                                         The Discount Factors and guidelines for calculating the Discounted Value of the Company's  portfolio for purposes of determining whether the MMP Shares
                                         Basic Maintenance  Amount has been satisfied will be established by Moody's and Fitch in connection with the Company's anticipated receipt from Moody's and Fitch of the "Aa2" and "AA" Credit Ratings, respectively,  with respect to the MMP Shares on their Original Issue Date.

                                         The Company  estimates  that on the Original  Issue Date,  the 1940 Act MMP
                                         Shares Asset  Coverage,  based on the  composition of its portfolio as of ,
                                         2006, after giving effect to the issuance of the outstanding Tortoise Notes and the MMP Shares  offered  hereby ($ ) and the  deduction of  underwriter discounts  and  commissions  and estimated  offering  expenses for such MMP
                                         Shares ($ ), will be %.

                                         In addition,  the Company must maintain asset coverage requirements imposed in  connection  with  Tortoise  Notes  and there  may be  additional  asset coverage requirements imposed in connection with other Borrowings, if any.

Redemption.............................  The  Company  may be  required  to redeem MMP Shares if, for  example,  the
                                         Company does not meet an asset  coverage  ratio required by law or in order to correct a failure to meet Rating Agency  Guidelines in a timely  manner.
                                         Although  the  Company  ordinarily  will not  redeem  the MMP  Shares,  the
                                         Company may  voluntarily  redeem MMP Shares if, for  example,  its Board of
                                         Directors  determines that the Company could obtain more favorable interest rates from an  alternative  source of financing  and the Company  satisfies certain  legal and  contractual  requirements.  See  "Description  of Money
                                         Market Cumulative Preferred Shares -- Redemption."

Liquidation Preference.................  The  liquidation  preference  of the MMP Shares  will be $25,000  per share

                                        5

                                         plus accumulated but unpaid dividends,  if any,  thereon.  See "Description of Money Market Cumulative Preferred Shares -- Liquidation Rights."

Voting Rights..........................  Except as  otherwise  indicated,  holders of MMP  Shares  have one vote per share and vote together with holders of common stock as a single class.

                                         The 1940 Act  requires  that the  holders  of the MMP  Shares and any other preferred  stock  voting as a  separate  class  have the right to elect two directors of the Company at all times.  The holders of  outstanding  common stock and preferred stock,  including MMP Shares,  voting  together,  shall elect the remainder.  However,  upon the Company's failure to pay dividends on the MMP Shares and any other  preferred  stock in an amount equal to two full  years of  dividends,  the  holders  of the MMP  Shares  and any other preferred stock have the right to elect, as a class, the smallest number of additional directors as shall be necessary to assure that a majority of the directors  has been  elected by the holders of the MMP Shares and any other preferred stock.  The terms of the additional  directors shall end when the
                                         Company  pays or provides for all  accumulated  and unpaid  dividends.  See
                                         "Description of Money Market Cumulative Preferred Shares -- Voting Rights."

Investment Objective and
Principal Investment Strategies........  The Company's  investment objective is to seek a high level of total return with an  emphasis on current  distributions  to  stockholders.  There is no assurance  that the  Company  will  attain its  investment  objective.  See
                                         "Investment  Objective  and  Principal  Investment  Strategies"  and  "Risk
                                         Factors."

                                         As a nonfundamental  investment  policy,  under normal  circumstances,  the
                                         Company will invest at least 80% of its net assets, plus any borrowings for investment purposes,  in equity securities of entities in the energy sector and at least 80% of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector.  Companies (including MLPs)
                                         in the energy  infrastructure  sector  engage in the business of gathering, transporting,  processing,  storing, distributing or marketing natural gas, natural gas liquids,  coal, crude oil, refined petroleum  products or other natural  resources,  or exploring,  developing,  managing or producing such commodities. The Company invests solely in entities organized in the United
                                         States.

                                         Nonfundamental  Investment Policies.  The Company has adopted the following additional nonfundamental investment policies:

                                         o    The  Company  may invest up to 50% of its total  assets in  restricted securities,  all of which may be illiquid  securities.  The restricted securities  that the Company  may  purchase  include  MLP  convertible subordinated  units,  unregistered  MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

                                         o    The  Company  may  invest  up to 20%  of  its  total  assets  in  debt
                                              securities,   including   securities   rated  below  investment  grade
                                              (commonly  referred to as "junk bonds").  Below  investment grade debt securities  will be rated at  least B3 by  Moody's  and at least B- by
                                              Standard & Poor's Ratings Group ("S&P's") at the time of purchase,  or comparably  rated by another  statistical  rating  organization  or if unrated, determined to be of comparable quality by the Advisor.

                                         o    The Company  will not invest more than 15% of its total  assets in any

                                        6

                                              single issuer.

                                         o    The Company will not engage in short sales.

                                         As used in the bullets above, the term "total assets" includes assets to be
                                         obtained   through   anticipated   leverage   for  the   purpose   of  each
                                         nonfundamental  investment  policy.  The  Company's  Board of Directors may change the Company's nonfundamental investment policies without stockholder approval  and will  provide  notice to  stockholders  of  material  changes
                                         (including notice through stockholder reports);  provided,  however, that a change in the policy of investing at least 80% of its net assets,  plus any borrowings for investment purposes, in equity securities of entities in the
                                         energy  sector   requires  at  least  60  days'  prior  written  notice  to stockholders. Unless otherwise stated, all investment restrictions apply at the time of  purchase  and the  Company  will not be  required  to reduce a position  due  solely to market  value  fluctuations.  During the period in which the Company is investing the net proceeds of this  offering,  it will deviate from its  investment  policies  with respect to the net proceeds by investing the net proceeds in cash, cash equivalents,  securities issued or guaranteed  by the U.S.  Government or its  instrumentalities  or agencies,
                                         high  quality,   short-term  money  market  instruments,   short-term  debt
                                         securities,  certificates or deposit,  bankers'  acceptances and other bank obligations,  commercial  paper rated in the  highest  category by a rating agency or other fixed income securities.

                                         Equity  Securities  of MLPs and their  Affiliates.  The Company  intends to invest primarily in equity  securities of MLPs, which currently  consist of common  units and  convertible  subordinated  units.  The Company  also may invest in I-Shares  issued by  affiliates  of MLPs.  As of the date of this
                                         Prospectus,  substantially  all MLP common  units and I-Shares in which the
                                         Company  intends  to invest  are of a class  listed and traded on the NYSE,
                                         American Stock Exchange  ("AMEX") or NASDAQ  National  Market.  The Company
                                         also may purchase MLP common units  directly  from MLPs or  unitholders  of
                                         MLPs.  MLP  convertible  subordinated  units are a class of securities  not listed  or  publicly  traded,  and  are  typically  purchased  in  directly negotiated  transactions  with MLP affiliates or  institutional  holders of such shares. MLP subordinated units are typically  convertible into a class of  securities  listed  and  traded  on the NYSE,  AMEX or NASDAQ  National
                                         Market.  The Company also may invest in securities  of general  partners or other  affiliates  of MLPs and in securities  of private  companies.  It is anticipated  that all publicly traded MLPs in which the Company will invest will have an equity market capitalization greater than $100 million.

                                         MLP common unit holders  have typical  limited  partner  rights,  including limited  management and voting rights.  MLP common units have priority over convertible  subordinated  units upon liquidation.  Common unit holders are entitled to minimum quarterly  distributions  ("MQD"),  including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or  incentive  distribution  payments to the general  partner.  MLP convertible  subordinated  units  are  convertible  to  common  units  on a one-to-one basis after the passage of time and/or  achievement of specified financial  goals.  MLP convertible  subordinated  units are entitled to MQD after the  payments  to  holders  of  common  units  and  before  incentive distributions to the general partner. MLP convertible subordinated units do not have  arrearage  rights.  I-Shares  typically  are  issued by a limited liability  company  ("LLC") that owns an interest in and manages an MLP. An
                                         I-Share  issuer's  assets  consist  solely of MLP I-units  and,  therefore,
                                         I-Shares

                                        7

                                         represent an indirect investment in MLPs. I-Shares have similar features to common units except that  distributions are payable in additional  I-Shares rather than cash.  The Company  invests in I-Shares  only if it believes it will have adequate cash to satisfy its distribution targets.

                                         Recently,  some energy  infrastructure  companies  in which the Company may invest  have been  organized  as LLCs.  Such LLCs are  treated  in the same manner  as MLPs  for  federal  income  tax  purposes.  Consistent  with its investment  objective and policies,  the Company may invest in common units
                                         or  other   securities   of  such  LLCs.   These   common   units   possess
                                         characteristics  similar to those of MLP common units, as discussed in more detail below. See "Investment Objective and Principal Investment Strategies
                                         -- Investment Securities."

                                         Temporary Investments and Defensive Investments.  Pending investment of the proceeds  of this  offering  (which  the  Company  expects  may  take up to approximately  three months  following the closing of this  offering),  the
                                         Company may invest up to 100% of the net  offering  proceeds in cash,  cash equivalents,  securities issued or guaranteed by the U.S. Government or its instrumentalities  or  agencies,  high  quality,  short-term  money  market instruments,  short-term debt securities, certificates of deposit, bankers'
                                         acceptances  and other  bank  obligations,  commercial  paper  rated in the highest category by a rating agency or other fixed income  securities.  The
                                         Company also may invest in these  instruments on a temporary  basis to meet working  capital  needs  including,  but not limited to, for  collateral in connection with certain  investment  techniques,  to hold a reserve pending payment of  distributions,  and to  facilitate  the payment of expenses and settlement  of trades.  The Company  anticipates  that under normal  market conditions  not more than 5% of its total  assets will be invested in these instruments.

                                         In  addition  and  although  inconsistent  with  the  Company's  investment objective,  under adverse  market or economic  conditions,  the Company may invest  100% of its total  assets in these  securities.  The yield on these securities  may be lower than the  returns on MLPs or yields on lower rated fixed  income  securities.  To the  extent  the  Company  invests  in these securities  on a  temporary  basis or for  defensive  purposes,  it may not achieve its investment objective.

Hedging Transactions...................  The Company may use interest rate  transactions  for hedging purposes only, in an attempt to reduce the interest  rate risk arising from the  Company's leveraged  capital  structure.  The Company has entered into  interest rate
                                         swap  transactions   intended  to  hedge  the  Company's  interest  payment
                                         obligations  under  currently  outstanding  Series A and  Series B Tortoise
                                         Notes  against  material   increases  in  interest  rates  for  the  period
                                         beginning March 2006 and continuing  through  November 2015 with respect to
                                         Series  A  Tortoise  Notes  and for the  period  beginning  March  2006 and continuing  through  December 2015 with respect to Series B Tortoise Notes.
                                         The Company has also entered into interest rate swap transactions  intended to partially hedge the Company's  dividend  payment  obligations  under the
                                         MMP Shares offered  pursuant to this  Prospectus  for the period  beginning
                                         February  2006 and  continuing  through  February  2013 and for the  period beginning  March 2006 and  continuing  through March 2018. The Company does not intend to hedge the interest rate risk of portfolio holdings.  Interest rate  transactions  that the  Company  may use for  hedging  purposes  will expose the Company to risks that differ from the risks  associated with its portfolio  holdings.

                                        8

                                         Hedging may result in poorer overall  performance for the Company,  whether or not adjusted  for risk,  than if the Company had not engaged in hedging.
                                         See "Investment  Objective and Principal  Investment  Strategies -- Hedging
                                         Transactions"  and "Risk  Factors  --  General  Risks of  Investing  in the
                                         Company -- Hedging Strategy Risk."

Leverage...............................  On  December  5, 2005 the  Company  entered  into a  $50,000,000  unsecured revolving  Credit  Facility  with  U.S.  Bank,  pursuant  to  which  it has borrowed  approximately $ ___ million for investment  purposes.  The Credit
                                         Facility  expires on  February 10,  2006.  The  Company  has  invested  the amount  borrowed under the Credit  Facility in securities of MLPs purchased in the open market. The Company intends to continue  purchasing  securities with amounts  available under the Credit  Facility.  The Company intends to issue  MMP  Shares in an amount  representing  approximately  ___% of total assets to repay all outstanding  indebtedness under the Credit Facility and
                                         for   investment   purposes.   The  Company   issued   Tortoise   Notes  on
                                         November 14,   2005  in  an   aggregate   principal   amount   representing
                                         approximately  24% of the Company's  total assets.  The Company  intends to repay  all  outstanding  indebtedness  under  the  Credit  Facility  and to terminate  the Credit  Facility  immediately  following  the receipt of the proceeds of this  offering of MMP Shares.  Subject to  limitations  imposed on the  Company  by the 1940  Act,  the  Company  may make  further  use of financial  leverage  through  other  Borrowings,  including the issuance of commercial  paper or other notes.  Throughout this  Prospectus,  commercial
                                         paper,   notes  or  other   borrowings,   including   Tortoise  Notes,  are
                                         collectively  referred  to as  "Borrowings."  Payments  to  holders  of MMP
                                         Shares in  liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

Risks..................................  The following  discussion  summarizes  the principal  risks that you should consider  before  investing in MMP Shares and the Company.  For  additional information about the risks associated with MMP Shares and the Company, see
                                         "Risk Factors."

                                         Risks of MMP Shares.  The primary  risks of  investing in MMP Shares are as follows:

                                         Interest Rate Risk. MMP Shares pay dividends  based on short-term  interest rates. If short-term  interest rates rise,  dividends on the MMP Shares may rise so that the amount of  dividends  due to  holders of MMP Shares  would
                                         exceed  the  amount  of  income   generated  by  the  Company's   portfolio
                                         securities.  This might require that the Company sell portfolio  securities at a time when it would otherwise not do so, which may affect adversely the
                                         Company's  future  earnings  ability.  In addition,  rising market interest rates  could  impact  negatively  the value of any debt  securities  in the
                                         Company's  investment  portfolio,  reducing the amount of assets serving as asset coverage for the MMP Shares.

                                         Auction Risk.  You may not be able to sell your MMP Shares at an Auction if the Auction  fails;  that is, if there are more MMP Shares offered for sale than there are buyers for those MMP Shares.  Also, if you place hold orders
                                         (orders to retain MMP Shares) at an Auction only at a specified  rate,  and the bid rate exceeds the rate set at the Auction,  you will not retain your
                                         MMP  Shares.  Finally,  if you buy MMP Shares or elect to retain MMP Shares without specifying a rate below which you would not wish to buy or continue to hold those MMP Shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your MMP Shares  than the

                                        9

                                         market  rate of  interest.  See  "Description  of Money  Market  Cumulative
                                         Preferred Shares" and "The Auction -- Auction Procedures."

                                         Secondary Market Risk. If you try to sell your MMP Shares between Auctions, you may not be able to sell any or all of your MMP  Shares,  or you may not be able to  sell  them  for the  liquidation  preference  plus  accumulated dividends.  If the  Company has  designated  a Special  Dividend  Period (a dividend  period other than days),  changes in interest  rates could affect the price you would  receive if you sold your MMP  Shares in the  secondary market.  Broker-dealers  that maintain a secondary  trading  market for MMP
                                         Shares are not  required  to  maintain  this  market and the Company has no control over the  establishment or maintenance of this market.  The Company is not  required  to  redeem  MMP  Shares  if an  Auction  or an  attempted secondary  market sale  fails.  MMP Shares are not listed on an exchange or automated  quotation system. If you sell your MMP Shares to a broker-dealer between  Auctions,  you may receive  less than the price you paid for them, especially if market interest rates have risen since the last Auction.

                                         Senior  Leverage  Risk. The MMP Shares will be junior to Tortoise Notes and any other  Borrowings.  The  Tortoise  Notes and any other  Borrowings  may constitute a  substantial  lien and burden on MMP Shares by reason of their prior claim against the income of the Company and against the net assets of the Company in  liquidation.  The Company may not be  permitted  to declare dividends or other  distributions  with respect to the MMP Shares unless at the time thereof the Company meets certain asset coverage  requirements and the payment of principal and interest is not in default with respect to the
                                         Tortoise Notes or any other Borrowings.

                                         Ratings and Asset  Coverage  Risk.  While Moody's and Fitch are expected to assign ratings of "Aa2" and "AA," respectively,  to MMP Shares, the ratings do not  eliminate  or  necessarily  mitigate  the risks of investing in MMP
                                         Shares. A rating may not fully or accurately  reflect all of the credit and market risks  associated  with a security.  A rating agency could downgrade
                                         MMP Shares,  which may make your securities less liquid at an Auction or in the secondary market. If a rating agency downgrades the ratings assigned to
                                         MMP Shares,  the Company may alter its portfolio or redeem MMP Shares.  The
                                         Company may voluntarily redeem MMP Shares under certain circumstances.  See
                                         "Description of Money Market Cumulative Preferred Shares -- Redemption."

                                         Inflation Risk. Inflation is the reduction in the purchasing power of money resulting  from an increase in the price of goods and  services.  Inflation risk is the risk that the inflation  adjusted (or "real") value of your MMP
                                         Shares  investment or the income from that investment will be worth less in the future. As inflation  occurs,  the real value of the MMP Shares and the dividend  payable to holders of MMP Shares  declines.  See "Risk Factors --
                                         Risks of Investing in the MMP Shares -- Inflation Risk."

                                         Company Risks.  The Company's net asset value, its ability to pay dividends and the liquidation preference on MMP Shares, and its ability to meet asset
                                         coverage   requirements   depends  on  the  performance  of  the  Company's
                                         investment portfolio. The performance of the Company's investment portfolio is subject to a number of risks, including the following:

                                         Conflicts of  Interest.  Conflicts of interest may arise from the fact that the Advisor and its affiliates carry on substantial  investment  activities for  other  clients,  including  TYG,  TYN  and  TTO.  The  Advisor  or its affiliates may

                                       10

                                         have  financial  incentives  to favor  certain  of such  accounts  over the
                                         Company.  When two or more clients advised by the Advisor or its affiliates seek to  purchase  or sell  the same  publicly  traded  securities,  it may adversely  affect the price or size of the position the Company may obtain.
                                         In  addition,  to the  extent  that the  Advisor  becomes  aware of certain material  non-public  information related to the MLPs, such as acquisitions contemplated by the MLPs,  possession of this  information may preclude the
                                         Company  from  investing  in or  selling  securities  of an MLP at the most advantageous time. Restrictions under the 1940 Act may preclude the Company and its affiliates from  co-investing  in private  placements of securities and may restrict its ability to liquidate a position quickly.

                                         Energy  Infrastructure  Sector.  The Company  invests in the energy sector, with an emphasis on securities  issued by MLPs and their  affiliates in the energy  infrastructure  sector.  The primary  risks  inherent in the energy infrastructure MLPs include the following: (1) the performance and level of distributions  of MLPs can be  affected  by direct and  indirect  commodity price  exposure,  (2)  the  profitability  of  MLPs  may be  impacted  by a significant decrease in the production, transportation, processing, storing or distribution of energy commodities,  (3) a decrease in market demand for natural gas or other energy commodities could adversely affect MLP revenues and cash flows, (4) energy infrastructure assets deplete over time and must be replaced, (5) a rising interest rate environment could increase an MLP's cost  of  capital,  and  (6)  extreme  weather  patterns  could  result  in significant volatility in the supply of energy and power which could affect the value of the securities in which the Company invests.

                                         Leverage  Risk.  Subject  to limits  imposed by the 1940 Act and the Rating
                                         Agency  Guidelines,  the Company may increase its leverage above the amount estimated  after  the  currently  anticipated  offering  of MMP  Shares  as previously  described.  The Company  intends to use leverage  primarily for investment purposes.  The Company's use of leverage may result in risks and can  magnify  the  effect  of any  losses.  There  is no  assurance  that a leveraging strategy will be successful.

                                         Liquidity Risk. Certain MLP securities may trade less frequently than those of other  companies  due to their  smaller  capitalizations.  Investment in securities that are less actively traded or over time experience  decreased trading volume may be difficult to dispose of when the Company  believes it is  desirable  to do so, may  restrict  the  ability of the Company to take advantage of other opportunities, and may be more difficult to value.

                                         Valuation  Risk.  The  Company  may  invest  up to 50% of total  assets  in restricted  securities,  which are subject to restrictions  on resale.  The value  of such  investments  ordinarily  will be  determined  based on fair valuations  determined by the Advisor pursuant to procedures adopted by the
                                         Board of  Directors.  Restrictions  on  resale or the  absence  of a liquid secondary  market  may  affect  adversely  the  ability  of the  Company to determine net asset value. The sale price of securities that are restricted or  otherwise  not  readily  marketable  may be  higher  or lower  than the
                                         Company's most recent valuations.

                                         Nondiversification Risk. The Company is a nondiversified investment company under the 1940 Act, and it is not a regulated  investment company under the
                                         U.S.  Internal  Revenue  Code of 1986,  as amended (the  "Internal  Revenue
                                         Code").  Accordingly,  there are no limits under the Internal  Revenue Code with respect to the number or size of  securities  held by the

                                       11

                                         Company. To the extent the Company invests close to 15% of the value of its total  assets (the maximum  amount it can invest in one issuer  pursuant to its  non-fundamental  investment  policies) in the  securities  of a single issuer,  or a relatively high percentage of its assets in the securities of a  limited  number of  issuers,  the  Company  may be more  susceptible  to economic, political or regulatory occurrences that affect only one or a few issuers than a more widely diversified investment company.

                                         See "Risk  Factors -- General Risks of Investing in the Company" for a more detailed  discussion  of these  risks and other risks of  investing  in the
                                         Company.

                                         Unlike most investment companies, the Company has not elected to be treated as  a  regulated  investment  company  under  the  Internal  Revenue  Code.
                                         Therefore,  the Company is  obligated to pay federal and  applicable  state corporate  taxes on its taxable  income.  The Company is not subject to the
                                         Internal  Revenue  Code  rules  limiting  the  assets  in  which  regulated investment  companies  can invest.  These rules limit the extent to which a regulated  investment  company  can  invest in MLPs.  In  addition,  unlike regulated investment companies,  the Company is not effectively required by the Internal Revenue Code to distribute substantially all of its income and capital gains.

Taxation of MMP Distributions..........  Dividends  with  respect  to MMP Shares  from the  Company's  earnings  and profits  allocated  to such  shares  generally  will be taxed  as  ordinary income,  but may qualify for the dividends received deduction for corporate stockholders  or for  treatment  as  "qualified  dividend  income"  that is
                                         generally   subject  to  reduced  rates  of  federal  income  taxation  for
                                         noncorporate  stockholders.   Distributions  in  excess  of  the  Company's
                                         allocable  earnings and profits,  if any, will first reduce a stockholder's adjusted  tax basis in his or her MMP  Shares,  and,  after  such  adjusted basis  is  reduced  to  zero,  will be  treated  as gain  from  the sale or exchange of such MMP Shares.  Because the Company will invest a substantial portion of its  assets in MLPs,  which are  expected  to  generate  cash in excess  of  its  taxable  income  to  stockholders,  it  is  possible  that dividends  payable on MMP Shares could exceed  earnings and profits,  which would be treated as a tax-free  return of capital and gain from the sale or exchange of the MMP Shares,  as described  above.  See "Federal  Income Tax
                                         Matters."

Auction Agent..........................  The  Bank  of New  York  will  serve  as  Auction  Agent,  transfer  agent, registrar,  dividend paying agent and redemption  agent with respect to MMP
                                         Shares.

Book-Entry Only........................  Except as  described  herein,  investors  in MMP  Shares  will not  receive certificates  representing  ownership  of their  shares.  Ownership  of MMP
                                         Shares will be maintained in book-entry  form by the Securities  Depository or its  nominee  for  the  account  of the  investor's  Agent  Member.  The investor's  Agent Member,  in turn, will maintain records of the investor's beneficial  ownership  of  MMP  Shares.  Accordingly,  references  in  this
                                         Prospectus  to an investor's  investment in or purchase,  sale or ownership of MMP Shares  are to  purchases,  sales or  ownership  of those  shares by
                                         Beneficial Owners.

                                         Dividends on the MMP Shares will be paid through the Securities  Depository
                                         on  each  Dividend  Payment  Date.  The  Securities   Depository's   normal
                                         procedures  provide for it to distribute the dividends in same-day funds to
                                         Agent Members,  who are in turn expected to distribute the

                                       12

                                         dividends  to the person  for whom they are  acting as agent in  accordance with the  instructions  of that person.  See  "Description  of Money Market
                                         Cumulative Preferred Shares -- Dividends and Dividend Periods."

                                       13

                              FINANCIAL HIGHLIGHTS

     Information  contained  in the table below under the  headings  "Per Common
Share  Data" and  "Supplemental  Data and Ratios"  shows the  audited  operating performance of the Company's common stock from the commencement of the Company's investment  operations  on May 31, 2005 through  November  30,  2005.  Since the
Company commenced operations on May 31, 2005, the table covers approximately six
(6) months of  operations,  during which a substantial  portion of the Company's assets  were  held in cash  pending  investment  in  securities  that  meet  the
Company's  investment  objective  and  policies.  Accordingly,  the  information presented  may not  provide a  meaningful  picture  of the  Company's  operating performance.

                                                                                                                     Period from May 31,
                                                                                                                       2005(1) through
                                                                                                                      November 30, 2005
                                                                                                                      -----------------
Per Common Share Data(2)
    Public offering price......................................................................................
    Underwriting discounts and offering costs on issuance of common shares.....................................
  Income from Investment Operations:
    Net investment income......................................................................................
    Net realized and unrealized gain on investments............................................................
     Total increase from investment operations.................................................................
  Less Dividends to Common Stockholders:
    Net investment income......................................................................................
    Return of capital..........................................................................................
     Total dividends to common stockholders....................................................................
  Net Asset Value, end of period...............................................................................
  Per common share market value, end of period.................................................................
  Total Investment Return Based on Market Value(3).............................................................
  Supplemental Data and Ratios
  Net assets applicable to common stockholders, end of period (000's)..........................................
  Ratio of expenses (including current and deferred income tax expenses) to average net assets:(4)(5)..........
  Ratio of expenses (exclusive of current and deferred income tax expenses) to average net assets:(4)(5).......
  Ratio of net investment income to average net assets before current and deferred income tax expense:(4)(6)...
  Ratio of net investment income to average net assets after current and deferred income tax expense:(4).......
  Portfolio turnover rate......................................................................................
------------

     (1)  Commencement of operations.

     (2) Information  presented  relates to a share of common stock  outstanding for the entire period.

     (3) Not  annualized.  Total  investment  return is  calculated  assuming  a purchase of common stock at the initial public  offering price and a sale at the closing  price on the last day of the  period  reported.  The  calculation  also assumes  reinvestment  of dividends at actual  prices  pursuant to the Company's
Dividend  Reinvestment  Plan. Total investment return does not reflect brokerage commissions.

     (4) Annualized for periods less than one full year.

     (5) For the period from May 31, 2005 through November 30, 2005, the Company accrued approximately million in net current and deferred income taxes.

     (6) This ratio  excludes  current  and  deferred  income tax expense on net investment income.

                                       14

The  following  table sets forth  information  about the  Company's  outstanding senior securities representing indebtedness as of the date of this Prospectus.

                                                                                                                      Average Market
                                                                                           Asset Coverage           Value Per $25,000
                                                                Total Principal             Per $1,000 of              of Principal
Title of Security                                             Amount Outstanding          Principal Amount                Amount
                                                            ------------------------    ----------------------     ---------------------
Tortoise Notes, Series A                                         $ 60,000,000                    $   4,087               $ 25,000
Tortoise Notes, Series B                                         $ 60,000,000                    $   4,087               $ 25,000
Borrowings
    Unsecured Revolving Credit Facility (1)                      $                               $                       $
     (1)  On December 5, 2005, the Company entered into a $50,000,000  unsecured
          Credit Facility with US Bank. The Credit Facility  expires on February
          10, 2006.  Upon the  issuance of the MMP Shares  offered  hereby,  all outstanding  indebtedness under the Credit Facility will be repaid and the Credit Facility will be terminated.

                                   THE COMPANY

     The Company is a recently organized, nondiversified,  closed-end management investment company registered under the 1940 Act. The Company was organized as a
Maryland  corporation  on March 4, 2005,  pursuant to a charter (the  "Charter")
governed  by the laws of the State of  Maryland.  On May 31,  2005,  the Company
issued  14,000,000  shares of common stock,  par value $0.001 per share,  in its initial public  offering.  On June 30, 2005 and July 7, 2005, the Company issued an additional  1,250,000 and 637,000  shares of common stock,  respectively,  in connection  with partial  exercises by the  underwriters of their over allotment option. The proceeds of the initial public offering and subsequent  exercises of the over allotment option were approximately  $378.4 million,  after the payment of underwriting discounts and commissions and offering expenses. On November 14,
2005, the Company issued  $120,000,000  aggregate  principal  amount of Tortoise
Notes.  The Company's common stock is listed on the NYSE under the symbol "TYY."
The Company  commenced  investing its assets on May 31, 2005. As of November 30,
2005, the Company had net assets of approximately  $370 million  attributable to its common  stock.  The  Company's  principal  office is located at 10801 Mastin
Boulevard, Suite 222, Overland Park, Kansas 66210.

     The  following  provides   information  about  the  Company's   outstanding
securities as of November 30, 2005:
                                                                                 Amount
                                                                               Held by the
                                                               Amount        Company or for      Amount
Title of Class                                               Authorized        its Account     Outstanding
--------------                                            ----------------  ---------------  -------------
Common Stock..........................................         100,000,000         0             15,950,661
Tortoise Notes
  Series A............................................    $     60,000,000         0         $   60,000,000
  Series B............................................    $     60,000,000         0         $   60,000,000

                                 USE OF PROCEEDS

     The net  proceeds of the  offering of MMP Shares  will be  approximately  $
after  payment of the  underwriting  discounts  and  commissions  and  estimated offering  costs.  The Company  will use the net proceeds  from this  offering to fully repay all  outstanding  indebtedness  under the Credit  Facility  and will invest the  remaining  net  proceeds  of the  offering  in  accordance  with its investment  objective  and  policies  described  below.  As of the  date of this
Prospectus,  the Company had  borrowed  approximately  $ million for  investment purposes  and  intends to continue to borrow  funds  available  under the Credit
Facility for investment purposes. Outstanding balances under the Credit Facility accrue interest at a variable annual rate equal to the one-month LIBOR rate plus
..95%.  As of the  date  of  this  Prospectus,  the  current  rate  is % and  all outstanding  amounts under the Credit Facility mature on February 10, 2006. Once all outstanding  indebtedness  under the Credit Facility is repaid,  the Company will terminate the Credit Facility.  The Company estimates that the net proceeds of this offering,  after the repayment of all outstanding  indebtedness pursuant to the Credit Facility,  will be fully invested in accordance with the Company's investment objective within three months of the closing. It may take the Company up to three  months to invest the net  proceeds  of this  offering  for  several reasons, including the lack of availability of suitable investments,  difficulty in securing firm  commitments  for direct  placements and the trading market and volumes of the securities of publicly traded MLPs and their affiliates.  Pending such  investment,  the net proceeds may be invested in cash,  cash  equivalents, securities issued or guaranteed by the U.S. Government or its  instrumentalities or agencies, high quality, short-term money market instruments,  short-term debt securities,  certificates  of  deposit,  bankers'  acceptances  and  other  bank obligations,  commercial  paper

                                       15

rated  in the  highest  category  by a  rating  agency  or  other  fixed  income securities  -- all of which  are  expected  to  provide a lower  yield  than the securities of MLPs and their affiliates.

                                       16

                                 CAPITALIZATION

    The following table sets forth the capitalization of the Company as of
 November 30, 2005, and as adjusted to give effect to the issuance of the shares of MMP Shares offered hereby and assumes repayment of all outstanding indebtedness under the Credit Facility. As indicated below, common stockholders will bear the offering costs associated with the offering of MMP Shares.

                                                                                                                   Actual   As Adjusted
                                                                                                                   ------   -----------
                                                                                                                        (Unaudited)
Long-Term Debt:
  Tortoise Notes, denominations of $25,000 or any multiple thereof*............................................
Preferred Shares Outstanding:
  MMP  Shares,   $.001  par  value  per  share,   $25,000   stated  value  per  share  at   liquidation;   shares
   authorized (no shares issued and          shares issued, as adjusted), respectively*........................
Common Stockholders' Equity:
  Common Stock, $.001 par value per share; 100,000,000 shares authorized, 15,950,661 shares outstanding*.......
  Additional paid-in capital...................................................................................
  Undistributed net investment income..........................................................................
  Accumulated net realized loss from investments...............................................................
  Net unrealized appreciation of investments and interest rate swap contracts, net of deferred tax expense.....
  Net assets applicable to common stock........................................................................
------------
 * None of these outstanding shares/notes are held by or for the account of the
Company.

**   As  adjusted,  additional  paid-in  capital  reflects  the  proceeds of the issuance of the common  stock ($ ) less $.001 par value per share of common stock ($ ) less the  estimated  offering  costs  related to the issuance of preferred shares in the amount of $ .

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

     The Company's  investment objective is to seek a high level of total return with an emphasis on current  distributions to stockholders.  For purposes of the
Company's investment  objective,  total return includes capital appreciation of, and all  distributions  received from,  securities in which the Company  invests regardless  of the tax  character  of the  distributions.  The Company  seeks to provide  its  stockholders  with an  efficient  vehicle to invest in a portfolio consisting  primarily of MLPs and their affiliates in the energy  infrastructure sector.  Similar to the tax  characterization of cash distributions made by MLPs to its unit holders,  the Company believes that a relatively high portion of its distributions to stockholders may be treated as return of capital.

Energy Infrastructure Sector

     The Company  invests  primarily in the energy  infrastructure  sector.  The
Company pursues its objective by investing  principally in a portfolio of equity securities issued by MLPs and their affiliates, including restricted securities.
MLP common units  historically  have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income  securities.
Restricted  securities  are  expected  to provide a higher  total  return to the
Company  than  securities  traded  in  the  open  market,   although  restricted
securities are subject to risks not associated  with listed  securities.  A more detailed  description of investment  policies and restrictions,  including those deemed to be  fundamental  and thus  subject to change only with the approval of the holders of a majority of the Company's  outstanding voting  securities,  and more detailed  information  about  portfolio  investments are contained later in this Prospectus and in the Statement of Additional Information.

     Energy  Infrastructure  Sector.  Companies  (including  MLPs) in the energy infrastructure  sector  engage  in  the  business  of  gathering,  transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, coal,  crude oil,  refined  petroleum  products or other natural  resources,  or
exploring,   developing,   managing  or  producing  such   commodities.   Energy
infrastructure  companies  do  not  operate  as  "public  utilities"  or  "local distribution  companies,"  and (other than most pipeline MLPs) are therefore not subject to rate  regulation by state or federal  utility  commissions.  However, energy  infrastructure  companies may be subject to greater  competitive factors than  utility  companies,  including  competitive  pricing  in  the  absence  of regulated tariff rates, which could cause a reduction in revenue and which could adversely  affect  profitability.  Most  pipeline MLPs are subject to government regulation  concerning  the  construction,  pricing and  operation of pipelines.
Pipeline  MLPs are able to set  prices  (rates or  tariffs)  to cover  operating costs,  depreciation and taxes, and provide a return on investment.  These rates are monitored by the Federal Energy Regulatory  Commission

                                       17

("FERC")  which seeks to ensure that  consumers  receive  adequate  and reliable supplies of energy at the lowest possible price while providing energy suppliers and  transporters  a just and  reasonable  return on capital  investment and the opportunity to adjust to changing market conditions.

     Master  Limited  Partnerships.  Under  normal  circumstances,  the  Company invests  at least  80% of its total  assets  (including  assets  to be  obtained through anticipated  leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. MLPs are organized as partnerships, thereby eliminating  income tax at the entity level.  The typical MLP has two classes of partners,  the general partner and the limited partners.  The general partner is usually a major energy company,  investment fund or the direct management of the
MLP. The general partner normally  controls the MLP through a 2% equity interest plus units that are  subordinated to the common  (publicly  traded) units for at least the first five years of the partnership's  existence and that only convert to common if certain financial tests are met.

     As a motivation for the general partner to manage the MLP  successfully and increase cash flows,  the terms of most MLPs typically  provide that the general partner  receives  a larger  portion of the net  income as  distributions  reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.
The general partner's  incentive  compensation  typically increases up to 50% of incremental  income.  Nevertheless,  the aggregate amount distributed to limited partners will increase as MLP  distributions  reach higher target levels.  Given this structure,  the general  partner has an incentive to streamline  operations
and   undertake   acquisitions   and  growth   projects  in  order  to  increase
distributions to all partners.

     MLPs in the energy sector in which the Company will invest can generally be classified into the following categories:

          Pipeline MLPs are common carrier  transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined  petroleum  products  (gasoline,  diesel fuel and jet fuel).
     Pipeline  MLPs may also operate  ancillary  businesses  such as storage and
     marketing  of  such   products.   Revenue  is  derived  from  capacity  and
     transportation fees. Historically, pipeline output has been less exposed to
     cyclical   economic   forces   due   to  its   low   cost   structure   and
     government-regulated  nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

          Processing MLPs are gatherers and processors of natural gas as well as providers  of  transportation,  fractionation  and  storage of natural  gas liquids ("NGLs"). Revenue is derived from providing services to natural gas producers,  which require  treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets.  Revenue for the  processor  is fee based,  although it is not uncommon to have some participation  in the prices of the natural gas and NGL  commodities  for a portion of revenue.

          Propane MLPs are  distributors  of propane to homeowners for space and water  heating.  Revenue is derived  from the resale of the  commodity at a margin over  wholesale  cost.  The  ability to maintain  margin is a key to profitability.  Propane  serves  approximately  3% of the household  energy needs in the United States,  largely for homes beyond the geographic  reach of natural gas  distribution  pipelines.  Approximately  70% of annual cash flow is earned during the winter heating season  (October  through  March).
     Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

          Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty  payments related to leases to coal  producers.  Electricity  generation is the primary use of coal in the
     United States.  Demand for electricity  and supply of alternative  fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating  and  production  risks,  such as:  the MLP or a  lessee  meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce  coal;  the MLPs'  ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental  Protection Agency's standards set in the 1990 Clean
     Air Act (the "Clean Air Act") have on coal-end users.

Investment Process

     Under normal  circumstances,  the Company invests at least 80% of its total assets (including assets to be obtained through anticipated  leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. The
Advisor tends to seek securities that offer a combination of quality, growth and yield  intended  to result in  superior  total  returns  over the long run.  The
Advisor's  securities  selection  process includes a comparison of quantitative, qualitative,  and relative  value factors.  Although the Advisor  intends to use research provided by broker-dealers and investment firms,  primary emphasis will be placed on proprietary

                                       18

analysis and valuation models conducted and maintained by the Advisor's in-house investment  analysts.  To determine  whether a company meets its  criteria,  the
Advisor generally will look for a strong record of distribution  growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record,  incentive structure and management team. It is  anticipated  that all of the publicly  traded MLPs in which the Company will invest will have a market capitalization greater than $100 million.

Investment Policies

     The  Company  seeks  to  achieve  its  investment  objective  by  investing primarily  in  securities  of MLPs that the Advisor  believes  offer  attractive distribution  rates and  capital  appreciation  potential.  The Company may also invest in other securities set forth below if the Advisor expects to achieve the
Company's objective with such investments.

     The following  are the Company's  fundamental  investment  limitations  set forth in their entirety. The Company may not:

          (1) issue senior  securities,  except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

          (2) borrow  money,  except as  permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

          (3)  make  loans,  except  by the  purchase  of debt  obligations,  by entering  into  repurchase  agreements  or through the lending of portfolio securities  and as  otherwise  permitted  by the 1940 Act and the rules and interpretive positions under the SEC thereunder;

          (4)  concentrate  (invest 25% or more of total assets) its investments in any particular  industry,  except that the Company will  concentrate its assets in the group of industries constituting the energy sector;

          (5) underwrite  securities issued by others, except to the extent that the Company may be considered an underwriter within the meaning of the 1933
     Act in the disposition of restricted securities held in its portfolio;

          (6)  purchase  or sell  real  estate  unless  acquired  as a result of ownership of securities or other  instruments,  except that the Company may invest  in  securities  or  other  instruments  backed  by real  estate  or securities  of companies  that invest in real estate or interests  therein;
     and

          (7) purchase or sell physical  commodities unless acquired as a result of ownership of  securities or other  instruments,  except that the Company may purchase or sell options and futures  contracts or invest in securities or other instruments backed by physical commodities.

     These  fundamental  investment  limitations  may not be changed without the approval  of the  holders  of a majority  of the  Company's  outstanding  voting securities  (which for this  purpose  and under the 1940 Act means the lesser of
(1) 67% of the voting shares  represented at a meeting at which more than 50% of the  outstanding  voting  shares  are  represented  or (2) more  than 50% of the outstanding voting shares).

    The Company also has adopted the following nonfundamental policies:

     o    Under  normal  circumstances,  the Company will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector.

     o    The  Company  will also  invest  at least  80% of its total  assets in
          equity   securities  of  MLPs  and  their  affiliates  in  the  energy infrastructure sector.

     o    The  Company  may invest up to 50% of its total  assets in  restricted securities,  all of which may be illiquid  securities.  The restricted securities  that the Company  may  purchase  include  MLP  convertible subordinated  units,  unregistered  MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

     o    The  Company  may  invest  up to 20%  of  its  total  assets  in  debt securities,  including certain securities rated below investment grade
          (commonly  referred to as "junk bonds").  Below  investment grade debt securities  will be rated at least B3 by  Moody's  and at least B-- by
          S&P  at  the  time  of  purchase,   or  comparably  rated  by  another
          statistical  rating  organization  or if unrated,  determined to be of comparable quality by the Advisor.

                                       19

     o    The Company  will not invest more than 15% of its total  assets in any single issuer.

     o    The Company will not engage in short sales.

     As used in the bullets above, the term "total assets" includes assets to be obtained  through  anticipated  leverage for the purpose of each  nonfundamental investment  policy.  During the period in which the Company is investing the net proceeds of this  offering,  it will deviate from its  investment  policies with respect  to the net  proceeds  by  investing  the net  proceeds  in  cash,  cash equivalents,  securities  issued or  guaranteed  by the U.S.  Government  or its
instrumentalities   or  agencies,   high   quality,   short-term   money  market
instruments,  short-term  debt  securities,  certificates  of deposit,  bankers'
acceptances and other bank  obligations,  commercial  paper rated in the highest category by a rating agency or other fixed income securities.

     The Company's  Board of Directors  may change the Company's  nonfundamental investment  policies  without  stockholder  approval and will provide  notice to stockholders of material changes (including notice through stockholder reports);
provided,  however, that a change in the policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector requires at least 60 days' prior written notice to stockholders.  Unless otherwise stated, all investment restrictions apply at the time of purchase  and the Company  will not be required to reduce a position due solely to market value fluctuations.

Investment Securities

    The types of securities in which the Company may invest include, but are not limited to, the following:

     Equity Securities of MLPs.  Consistent with its investment  objective,  the
Company may invest up to 100% of its total assets in equity securities issued by
MLPs,  including  common  units,  convertible  subordinated  units,  and  equity securities  issued by  affiliates  of MLPs,  including  I-Shares  and LLC common units.

     The table below summarizes the features of these securities,  and a further discussion of these securities follows:

                                                                            Convertible Subordinated
                                     Common Units(1) (for MLPs              Units (for MLPs taxed as
                                      taxed as partnerships)                      partnerships)                      I-Shares
                              ---------------------------------      ---------------------------------  -------------------------------
Voting Rights............     Limited to certain significant         Same as common units               No direct MLP voting rights
                              decisions; no annual election of
                              directors

Dividend Priority........     First right to MQD specified in        Second right to MQD; no            Equal in amount and priority
                              Partnership Agreement; arrearage       arrearage rights                   to common units but paid in
                              rights                                                                    additional I-Shares at current
                                                                                                        market value of I-Shares

Dividend Rate............     Minimum set in Partnership             Equal in amount to common units;   Equal in amount to common units
                              Agreement; participate pro rata with   participate pro rata with common
                              subordinated after both MQDs are met   units above the MQD
Trading..................     Listed on NYSE, AMEX and NASDAQ        Not publicly traded                Listed on NYSE
                              National Market

Tax Treatment............     Ordinary income to the extent of       Same as common units               Full distribution treated as
                              taxable income allocated to holder;                                       return of capital; since
                              tax- free return of capital on                                            distribution is in shares,
                              distributions to extent of holder's                                       total basis is not reduced
                              basis; excess distributions
                              generally as capital gain

Type of Investor.........     Retail; creates UBTI for tax-exempt    Same as common units               Retail and institutional; does
                              investor; regulated investment                                            not create UBTI; qualifying
                              companies are limited to investing                                        income for regulated
                              25% of assets in MLPs                                                     investment companies

                                       20

Liquidity Priority.......     Intended to receive return of all      Second right to return of          Same as common units (indirect
                              capital first                          capital; pro rata with common      right through I-Share issuer)
                                                                     units thereafter

Conversion Rights........     None                                   One-to-one   ratio  into   common  None
                                                                     units
------------
(1)  Recently,  some energy  infrastructure  companies  in which the Company may invest  have been  organized  as LLCs.  Such LLCs are  treated  in the same manner as MLPs for federal  income tax purposes.  Common units of LLCs have similar  characteristics  of those of MLP  common  units,  except  that LLC common units  typically  have voting rights with respect to the LLC and LLC common units held by management  are not entitled to increased  percentages of  cash  distributions  as  increased  levels  of cash  distributions  are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.

     MLP Common Units. MLP common units represent an equity  ownership  interest in a partnership,  providing limited voting rights and entitling the holder to a
share  of  the  company's   success   through   distributions   and/or   capital
appreciation.  Unlike stockholders of a corporation,  common unit holders do not elect  directors  annually and generally  have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets, removal  of the  general  partner  or  material  amendments  to the  partnership agreement.  MLPs are required by their  partnership  agreements  to distribute a large  percentage  of their  current  operating  earnings.  Common unit  holders generally have first right to a MQD prior to  distributions  to the  convertible
subordinated   unit  holders  or  the  general  partner   (including   incentive
distributions).  Common unit holders  typically have arrearage rights if the MQD is not met.  In the event of  liquidation,  MLP common unit  holders  have first rights to the  partnership's  remaining  assets  after  bondholders,  other debt holders,  and  preferred  unit holders have been paid in full.  MLP common units trade on a national securities exchange or  over-the-counter.  Also, like common stock,  prices of MLP common  units are  sensitive  to general  movements in the stock  market and a drop in the stock market may depress the price of MLP common units to which the Company has exposure.

     In  contrast  to MLPs,  LLCs  have no  general  partner  and  there  are no
incentives   that  entitle   management  or  other  unit  holders  to  increased
percentages of cash  distributions as distributions  reach higher target levels.
In addition,  LLC common unit holders  typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

     MLP Convertible  Subordinated Units. MLP convertible subordinated units are typically  issued  by MLPs to  founders,  corporate  general  partners  of MLPs, entities that sell assets to the MLP, and institutional  investors.  The purpose of the convertible  subordinated units is to increase the likelihood that during the  subordination  period there will be  available  cash to be  distributed  to common unit holders.  Convertible  subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any  arrearages,  and  may  receive  less  in  distributions  upon  liquidation.
Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive  distributions to the general partner, but are not entitled to arrearage  rights.  Therefore,  they  generally  entail greater risk than MLP common  units.  They are  generally  convertible  automatically  into the senior common units of the same issuer at a  one-to-one  ratio upon the passage of time and/or the satisfaction of certain financial tests.  These units do not trade on a  national  exchange  or  over-the-counter,  and there is no active  market for convertible  subordinated  units.  The  value  of a  convertible  security  is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units.

     Equity  Securities of MLP Affiliates.  In addition to equity  securities of
MLPs,  the Company may also invest in equity  securities of MLP  affiliates,  by purchasing  securities of limited  liability  entities that own general  partner interests of MLPs.  General partner interests of MLPs are typically  retained by an MLP's original sponsors, such as its founders,  corporate partners,  entities that sell assets to the MLP and  investors  such as the entities  from which the
Company may  purchase  general  partner  interests.  An entity  holding  general
partner  interests,   but  not  its  investors,  can  be  liable  under  certain circumstances for amounts greater than the amount of the entity's  investment in the general  partner  interest.  General  partner  interests often confer direct board participation rights and in many cases,  operating control,  over the MLP.
These interests  themselves are not publicly traded,  although they may be owned
by  publicly   traded   entities.   General  partner   interests   receive  cash
distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually  defined in the  partnership  agreement.  In addition,  holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the  aggregate MLP cash  distributions as the distributions to limited partner unit holders are increased to prescribed levels.  General  partner  interests  generally  cannot be converted into common units.  The  general  partner  interest  can be  redeemed  by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

                                       21

     MLP  I-Shares.  I-Shares  represent an indirect  investment in MLP I-units.
I-units are equity  securities  issued to an  affiliate  of an MLP,  typically a limited  liability  company,  that owns an interest in and manages the MLP.  The issuer has management rights but is not entitled to incentive distributions. The
I-Share  issuer's assets consist  exclusively of MLP I-units.  Distributions  by
MLPs to I-unit  holders are made in the form of  additional  I-units,  generally equal  in  amount  to  the  cash  received  by  common  unit  holders  of  MLPs.
Distributions  to I-Share  holders are made in the form of additional  I-Shares, generally  equal in amount to the I-units  received by the I-Share  issuer.  The issuer of the  I-Shares  is taxed as a  corporation,  however,  the MLP does not allocate income or loss to the I-Share issuer. Accordingly,  investors receive a
Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.

     Limited  Liability  Company  Units.  Recently,  some energy  infrastructure companies in which the Company may invest have been organized as LLCs. Such LLCs are  treated  in the  same  manner  as MLPs for  federal  income  tax  purposes.
Consistent with its investment objective and policies, the Company may invest in common units or other  securities  of such LLCs.  LLC common units  represent an equity  ownership  interest  in an LLC,  entitling  the holder to a share of the
LLC's success  through  distributions  and/or capital  appreciation.  Similar to
MLPs,  LLCs  typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings.  LLC common unit holders generally have first rights to a MQD prior to distributions to subordinate unit holders and typically have arrearage rights if the MQD is not met. In the event of  liquidation,  LLC common unit  holders have first  rights to the LLC's  remaining  assets  after  bond  holders,  other debt holders and preferred  unit holders,  if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

     Other Non-MLP Equity Securities.  In addition to equity securities of MLPs, the Company may also invest in common and  preferred  stock,  limited  liability company interests, limited partner interests,  convertible securities,  warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited  partnerships.  Common stock generally represents an  equity  ownership  interest  in  an  issuer.  Although  common  stocks  have historically generated higher average total returns than fixed-income securities over the long term,  common  stocks  also have  experienced  significantly  more volatility  in those  returns and may  under-perform  relative  to  fixed-income securities  during certain  periods.  An adverse  event,  such as an unfavorable earnings report,  may depress the value of a particular common stock held by the
Company. Also, prices of common stocks are sensitive to general movements in the stock  market  and a drop in the stock  market may  depress  the price of common stocks to which the Company has  exposure.  Common  stock prices  fluctuate  for several  reasons  including  changes in investors'  perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when  political or economic  events  affecting the issuers  occur.  In addition, common stock prices may be  particularly  sensitive  to rising  interest  rates, which increases borrowing costs and the costs of capital.

     Restricted Securities. The Company may invest up to 50% of its total assets in restricted  securities.  Adverse  conditions in the public securities markets may preclude a public  offering of  securities.  Restricted  securities are less liquid  than  securities  traded in the open  market  because of  statutory  and contractual  restrictions  on resale.  Such securities  are,  therefore,  unlike securities that are traded in the open market,  which can be expected to be sold immediately if the market is adequate.  This lack of liquidity  creates  special risks for the  Company.  However,  the  Company  could sell such  securities  in privately  negotiated  transactions  with a limited  number of  purchasers or in public  offerings  under the 1933 Act. MLP convertible  subordinated  units also convert  to  publicly  traded  common  units  upon the  passage  of time  and/or satisfaction of certain financial tests.

     Debt  Securities.  The  Company  may invest up to 20% of its assets in debt securities,  including  securities rated below  investment  grade. The Company's debt securities may have fixed or variable  principal  payments and all types of interest  rate and  dividend  payment  and reset  terms,  including  fixed rate, adjustable rate, zero coupon, contingent,  deferred, payment in kind and auction rate features.  To the extent that the Company invests in below investment grade debt  securities,  such securities will be rated, at the time of investment,  at least B- by S&P's or B3 by Moody's or a comparable  rating by at least one other rating  agency or, if unrated,  determined  by the  Advisor to be of  comparable quality.  If a security  satisfies the Company's  minimum rating criteria at the time of purchase and is subsequently  downgraded below such rating,  the Company will not be required to dispose of such  security.  If a downgrade  occurs,  the
Advisor will consider what action,  including the sale of such  security,  is in the best interest of the Company and its stockholders.

     Because the risk of default is higher for below investment grade securities than investment grade securities,  the Advisor's research and credit analysis is an especially  important  part of managing  securities of this type. The Advisor will attempt to identify  those  issuers of below  investment  grade  securities whose  financial  condition  the Advisor  believes  are  adequate to meet future obligations  or have  improved or are  expected  to improve in the  future.  The
Advisor's  analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage,  earnings prospects and the experience and managerial strength of the issuer.

                                       22

     Temporary Investments and Defensive Investments.  Pending investment of the
proceeds  of  this  offering   (which  the  Company   expects  may  take  up  to
approximately three months following the closing of this offering),  the Company may invest offering  proceeds in cash, cash  equivalents,  securities  issued or guaranteed by the U.S.  Government or its  instrumentalities  or agencies,  high quality,  short-term  money  market  instruments,  short-term  debt  securities, certificates  of  deposit,  bankers'  acceptances  and other  bank  obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities -- all of which are expected to provide a lower yield than the securities  of MLPs and their  affiliates.  The Company may also invest in these instruments on a temporary  basis to meet working capital needs  including,  but not limited to, for collateral in connection with certain investment techniques, to hold a reserve  pending  payment  of  distributions,  and to  facilitate  the payment of expenses and settlement of trades. The Company anticipates that under normal market  conditions  not more than 5% of its total assets will be invested in these instruments.

     In  addition,  and  although  inconsistent  with the  Company's  investment objective,  under adverse market or economic conditions,  the Company may invest
100% of its total assets in these securities.  The yield on these securities may be  lower  than the  returns  on MLPs or  yields  on lower  rated  fixed  income securities. To the extent the Company invests in these securities on a temporary basis or for defensive purposes, it may not achieve its investment objective.

Use of Leverage

     The Company may borrow money,  issue  preferred stock or issue other senior securities to the extent permitted by the 1940 Act. These practices are known as leverage.  On December 5, 2005 the Company entered into a $50,000,000  unsecured
Credit  Facility with US Bank pursuant to which it has borrowed  approximately $
million for investment  purposes.  The Credit  Facility  expires on February 10,
2006.  The  Company  intends to  continue  purchasing  securities  with  amounts available under the Credit Facility.  The Company intends to issue MMP Shares in an aggregate amount  representing  approximately % of the Company's total assets to  repay  all  outstanding  indebtedness  under  the  Credit  Facility  and for investment purposes.  The Company intends to repay all outstanding  indebtedness under the Credit  Facility  and to  terminate  the Credit  Facility  immediately following  the  receipt of the  proceeds of this  offering  of MMP  Shares.  The
Company  issued  Tortoise  Notes on November 14, 2005 in an aggregate  principal amount  representing  approximately % of the Company's total assets. The Company employs  financial  leverage for investment  purposes when the Advisor  believes that such use of  proceeds  will  enhance the  Company's  ability to achieve its investment objective.  The timing and terms of any leverage transactions will be determined by the  Company's  Board of Directors.  The  principal,  although not exclusive,  factor used in making this  determination  is whether the  potential return  is  likely  to  exceed  the cost of  leverage.  The  Company's  Board of
Directors  also will  consider  other  factors,  including  whether  the current
investment   opportunities   satisfy  the  Company's  investment  objective  and
strategies.  Before issuing  additional  Tortoise Notes or preferred  stock, the
Company must receive  confirmation  from the Rating  Agencies  that the proposed issuance  will not  adversely  affect  such  Agency's  then  current  rating  of outstanding Tortoise Notes or the MMP Shares issued in this offering. The amount of outstanding  financial  leverage may vary with prevailing  market or economic conditions.  Leverage  entails special risks. See "Risk Factors -- General Risks of Investing in the Company -- Leverage  Risk." The  management  fee paid to the
Advisor will be  calculated  on the basis of the  Company's  Managed  Assets (as defined on page and which includes the proceeds of any financial  leverage),  so the fee will be higher when leverage is used.

     The Company  reserves  the right at any time,  if it  believes  that market conditions  are  appropriate,  to  increase  its level of debt or to issue other senior securities in order to maintain or increase the Company's leverage to the extent permitted by the 1940 Act and existing agreements between the Company and third  parties.  The 1940 Act  generally  prohibits an  investment  company from issuing  more than one  class of  senior  debt and more than one class of senior equity  although  more than one series of each such type of senior  security  is permitted.

Hedging Transactions

     In an attempt to reduce the interest  rate risk arising from the  Company's leveraged  capital  structure,  the Company may,  from time to time,  enter into interest rate transactions  such as swaps, caps and floors.  The use of interest rate  transactions  is a highly  specialized  activity that involves  investment techniques and risks  different from those  associated  with ordinary  portfolio security transactions.  In an interest rate swap, the Company would agree to pay to the swap  counter-party a fixed rate payment in exchange for the counterparty agreeing to pay to the Company a variable rate payment  intended to  approximate the Company's  variable rate payment obligation on any variable rate borrowings, such as the  Tortoise  Notes.  The  payment  obligations  would  be based on the notional  amount of the swap.  In an interest  rate cap, the Company would pay a premium to the  counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined  fixed rate of interest, would receive from the  counterparty  payments equal to the difference  based on the notional amount of such cap. In an interest rate floor, the Company would be entitled  to  receive,  to the  extent  that a  specified  index  falls  below a predetermined interest rate, payments of interest on a notional principal

                                       23

amount  from the party  selling the  interest  rate floor.  When  interest  rate transactions are outstanding,  the Company will segregate liquid assets with its custodian  in  an  amount  equal  to  its  net  payment  obligations  under  the transactions.  Therefore,  depending on the state of interest  rates in general, the  Company's  use of interest  rate  transactions  could affect the  Company's ability to make  required  interest  payments on the Tortoise  Notes or dividend payments on MMP Shares.  To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest  rate  transaction  defaults,  the Company would not be able to use the anticipated  net receipts  under the  interest  rate  transaction  to offset the
Company's cost of financial leverage.

     The Company has entered into  interest rate swap  transactions  intended to hedge the Company's  interest payment  obligations  under currently  outstanding
Series A and Series B Tortoise  Notes  against  material  increases  in interest rates for the period  beginning March 2006 and continuing  through November 2015 with respect to Series A Tortoise Notes and for the period  beginning March 2006 and continuing  through  December 2015 with respect to Series B Tortoise  Notes.
The Company has also entered into  interest rate swap  transactions  intended to partially hedge the Company's dividend payment  obligations under the MMP Shares offered pursuant to this Prospectus for the period  beginning  February 2006 and continuing  through  February 2013 and for the period  beginning  March 2006 and continuing through March 2018.

Conflicts of Interest

     Conflicts  of  interest  may arise from the fact that the  Advisor  and its affiliates  carry  on  substantial  investment  activities  for  other  clients, including  TYG,  TYN and TTO, in which the  Company has no interest  and some of which,  including  TYG and TYN, may have similar  investment  strategies  as the
Company.  The Advisor or its affiliates  may have financial  incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer  accounts may compete with the Company for specific  trades.  The
Advisor or its affiliates may give advice and recommend securities to, or buy or sell  securities  for the Company  which  advice or  securities  may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers,  even though their  investment  objectives may be the same as, or similar  to,  those of the  Company.  When two or more  clients  advised  by the
Advisor or its  affiliates  seek to  purchase or sell the same  publicly  traded securities,  the securities  actually  purchased or sold will be allocated among the clients on a good faith equitable basis by the Advisor in its discretion and in accordance with the client's various investment  objectives and the Advisor's procedures. In some cases, this system may adversely affect the price or size of the position the Company may obtain.  In other cases, the ability to participate in volume transactions may produce better execution for the Company.

     The  Advisor  also  serves  as  investment  adviser  to TYG and  TYN,  each nondiversified  closed-end  investment  management  companies and TTO, a private investment  fund. TYG invests  primarily in equity  securities of MLPs issued by energy  infrastructure  companies.  TYN invests  primarily  in  publicly  traded
Canadian  royalty  trusts and income  trusts and publicly  traded  United States
MLPs. TTO was created to invest primarily in privately held and micro-cap public companies in the U.S. energy  infrastructure  sector.  To the extent certain MLP securities or other energy infrastructure company securities meet the investment objectives of these companies, the Company may compete with TYG, TYN and TTO for the same investment.

     The Advisor  will  evaluate a variety of factors in  determining  whether a particular  investment  opportunity or strategy is appropriate  and feasible for the relevant  account at a particular time,  including,  but not limited to, the following:  (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment  relative to the needs of the particular  entity or account;  (3) the  availability of the opportunity  (i.e.,  size of obtainable  position);  (4) the  transaction  costs involved;  and (5) the  investment or regulatory  limitations  applicable to the particular  entity or  account.  Because  these  considerations  may differ when applied to the Company and relevant  accounts under management in the context of any particular investment opportunity, the investment activities of the Company, on the one hand,  and other  managed  accounts,  on the other  hand,  may differ considerably  from  time to time.  In  addition,  the fees and  expenses  of the
Company  will  differ  from those of the other  managed  accounts.  Accordingly, stockholders  should be aware that the future  performance  of the  Company  and other accounts of the Advisor may vary.

     To the extent that the Advisor sources and structures  private  investments in MLPs, certain employees of the Advisor may become aware of actions planned by
MLPs,  such as  acquisitions,  that may not be  announced  to the public.  It is possible  that the  Company  could be  precluded  from  investing  in or selling
securities  of  an  MLP  about  which  the  Advisor  has  material,   non-public
information; however, it is the Advisor's intention to ensure that any material, non-public  information  available  to certain  employees  of the Advisor is not shared with those  employees  responsible  for the purchase and sale of publicly traded MLP securities.

     Situations may occur when the Company could be disadvantaged because of the investment  activities conducted by the Advisor and its affiliates for its other accounts.  Such  situations may be based on, among other things,  the following:
(1) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other  accounts,  thereby  limiting the size of the

                                       24

Company's  position;  or (2) the difficulty of liquidating an investment for the
Company or the other  accounts  where the market  cannot  absorb the sale of the combined position.

     Under the 1940 Act, the Company and its  affiliates  may be precluded  from co-investing  in private  placements  of  securities.  The  Advisor and TYG have applied to the SEC for  exemptive  relief to permit  TYG,  TYN,  the Company and their  respective  affiliates  to make  such  investments.  Unless  and until an exemptive order is obtained,  the Company will not co-invest with its affiliates in negotiated private placement transactions.  The Company cannot guarantee that the requested  relief will be granted by the SEC.  Unless and until an exemptive order is obtained,  the Advisor will not co-invest its  proprietary  accounts or other clients'  assets in negotiated  private  transactions in which the Company invests. Until the Company and the Advisor receive exemptive relief, the Advisor will observe a policy for allocating  opportunities among its clients that takes into  account  the amount of each  client's  available  cash and its  investment objectives. As a result of one or more of these situations,  the Company may not be able to invest as much as it otherwise  would in certain  investments  or may not be able to liquidate a position as quickly.

     The Advisor and its principals, officers, employees, and affiliates may buy and sell  securities  or other  investments  for their own accounts and may have actual or potential  conflicts of interest with respect to  investments  made on behalf  of  the  Company.  As a  result  of  differing  trading  and  investment strategies  or  constraints,  positions  may be taken by  principals,  officers, employees,  and affiliates of the Advisor that are the same as,  different from, or made at a different time than positions taken for the Company.  Further,  the
Advisor may at some time in the future,  manage other  investment funds with the same investment objective as the Company's.

Portfolio Turnover

     The Company's annual portfolio  turnover rate may vary greatly from year to year.  Although  the Company  cannot  accurately  predict  its annual  portfolio turnover  rate,  it is not  expected to exceed 30% under  normal  circumstances.
However,  portfolio  turnover  rate is not  considered a limiting  factor in the execution of  investment  decisions  for the  Company.  A higher  turnover  rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company.  High  portfolio  turnover may result in the Company's  recognition of gains that will increase the Company's current tax liability  and thereby  lower the  after-tax  distributions  of the Company.  In addition,  high  portfolio  turnover  may  increase  the  Company's  current and accumulated  earnings  profits,  resulting in a greater portion of the Company's distributions  being  treated  as  taxable  dividends  for  federal  income  tax purposes. See "Tax Matters."

                                  RISK FACTORS

     Risk is inherent in all  investing.  Investing  in any  investment  company security,  like the MMP Shares,  involves risk,  including the risk that you may receive little or no return on your investment or even that you may lose part or all  of  your  investment.  Therefore,  before  investing  you  should  consider carefully the following risks that you assume when you invest in MMP Shares.

Risks of Investing in MMP Shares

     Interest  Rate  Risk.  The MMP  Shares pay  dividends  based on  short-term interest  rates.  If short-term  interest rates rise,  dividend rates on the MMP
Shares may rise so that the amount of dividends payable to holders of MMP Shares would  exceed  the  amount  of income  generated  from the  Company's  portfolio securities.  This might  require the Company to sell  portfolio  securities at a time when it otherwise would not do so, which may affect adversely the Company's future earnings ability. While the Company may manage this risk by entering into interest  rate  transactions,  there  is no  guarantee  this  strategy  will  be implemented or will be successful in reducing or eliminating interest rate risk.
In addition,  rising market interest rates could impact  negatively the value of the Company's  investment  portfolio comprised of debt securities,  reducing the amount of assets serving as asset coverage for the MMP Shares.

     Auction Risk.  You may not be able to sell your MMP Shares at an Auction if the Auction  fails;  that is, if there are more MMP Shares offered for sale than there are buyers for those  shares.  Also,  if you place hold orders  (orders to retain MMP  Shares) at an Auction  only at a specified  rate,  and that bid rate exceeds  the rate set at the  Auction,  you will  not  retain  your MMP  Shares.
Finally,  if you buy shares or elect to retain shares without  specifying a rate below which you would not wish to continue to hold those shares, and the Auction sets a below-market  rate, you may receive a lower rate of return on your shares than the market rate.  See  "Description  of Money Market  Cumulative  Preferred
Shares" and "The Auction -- Auction Procedures."

     Secondary Market Risk. If you try to sell your MMP Shares between Auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for the liquidation  preference  plus  accumulated  dividends.  If the
Company has designated a Special  Dividend  Period (a dividend period other than days), changes in interest rates could affect the price you would receive if

                                       25

you sold your shares in the  secondary  market.  Broker-dealers  that maintain a secondary  trading  market for MMP  Shares are not  required  to  maintain  this market, the Company has no control over the establishment or maintenance of such a market,  and the Company is not required to redeem shares either if an Auction or an attempted  secondary  market sale fails  because of a lack of buyers.  MMP
Shares are not registered on a stock exchange or the Nasdaq national market.  If you sell your MMP Shares to a broker-dealer  between  Auctions,  you may receive less than the price you paid for them,  especially  when market  interest  rates have risen since the last Auction.

     Senior Leverage Risk.  Because the Company has outstanding  Tortoise Notes, the Company is  prohibited  from  declaring,  paying or making any  dividends or distributions on MMP Shares unless it satisfies certain conditions.  The Company also will be  prohibited  from  declaring,  paying or making  any  dividends  or distributions  on common  stock  unless it  satisfies  certain  conditions.  See
"Description  of Money Market  Cumulative  Preferred  Shares --  Restrictions on
Dividend, Redemption and Other Payments."

     The outstanding  Tortoise Notes (or any other  Borrowings) may constitute a substantial  burden on the MMP Shares by reason of their prior claim against the income of the Company and against the net assets of the Company in  liquidation.
The Company may not be  permitted to declare  dividends or other  distributions, including with respect to MMP Shares,  or purchase or redeem  shares,  including
MMP  Shares,  unless (1) at the time  thereof the Company  meets  certain  asset coverage  requirements  and (2) there is no event of default  under the Tortoise
Notes (or any other  Borrowing)  that is continuing.  See  "Description of Money
Market  Cumulative  Preferred  Shares  --  Restrictions  on  Dividend  and Other
Payments."  In the event of a default under the Tortoise  Notes,  the holders of
Tortoise  Notes have the right to accelerate  the maturity of the Tortoise Notes and the  trustee  may  institute  judicial  proceedings  against  the Company to enforce the rights of holders of Tortoise Notes.

     Ratings and Asset  Coverage  Risk.  While Moody's and Fitch are expected to assign ratings of "Aa2" and "AA" respectively, to MMP Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in MMP Shares. A rating agency could downgrade MMP Shares,  which may make your shares less liquid at an
Auction or in the secondary  market.  If a rating agency  downgrades MMP Shares, the Company may be required  to alter its  portfolio  or redeem MMP Shares.  The
Company may  voluntarily  redeem MMP Shares  under  certain  circumstances.  See
"Rating Agency  Guidelines" for a description of the asset maintenance tests and other requirements the Company must meet.

     Due to the Company's  issuance of Tortoise Notes,  which constitute  senior securities representing  indebtedness,  as defined in the 1940 Act, the value of the Company's total assets, less all liabilities and indebtedness of the Company not  represented by such Tortoise  Notes,  must be at least equal to 300% of the aggregate  principal  value of such  Tortoise  Notes.  Upon the  issuance of MMP
Shares,  the value of the  Company's  total  assets,  less all  liabilities  and indebtedness  of the Company not  represented  by senior  securities  must be at least equal,  immediately  after the issuance of the MMP Shares,  to 200% of the aggregate principal value of any Tortoise Notes and the MMP Shares.

     Because the  Company  expects  the MMP Shares to be of  "investment  grade"
quality,  asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act may be imposed in connection with the issuance of such ratings. Because the Company has issued Tortoise Notes that are "investment  grade" quality,  asset coverage and portfolio  composition provisions in addition to, and more stringent than,  those required by, the 1940
Act have been  imposed in  connection  with the  issuance of the ratings for the
Tortoise Notes. In addition,  restrictions may be imposed by the rating agencies on certain  investment  practices in which the Company may otherwise engage. Any lender  with  respect to any  additional  Borrowings  by the Company may require additional  asset  coverage  and  portfolio  composition  provisions  as well as restrictions on the Company's investment practices.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting  from the increase in the price of goods and services.  Inflation risk is the risk  that the  inflation  adjusted  or "real"  value of your MMP  Shares investment or the income from that  investment will be worth less in the future.
As  inflation  occurs,  the  real  value  of the MMP  Shares  and  distributions declines.

General Risks of Investing in the Company

     A  material  decline  in the  Company's  net  asset  value may  impair  the
Company's ability to pay dividends and the liquidation  preference on MMP Shares and to maintain  required  levels of asset coverage for MMP Shares.  The Company intends to redeem  shares of MMP Shares if  necessary  to comply  with the asset coverage  requirements.  The principal  risks of investing in the Company are as follows:

     Limited   Operating   History.   The  Company  is  a  recently   organized,
nondiversified,  closed-end  management investment company that began operations on May 31, 2005. As of November 30, 2005, the Company had invested approximately
$485  million,  or

                                       26

approximately 98% of its assets, in energy infrastructure companies. As a result of its limited  operating  history,  it is  difficult  to  estimate  whether the
Company will meet its investment objective at this time.

     Delay in Use of Proceeds.  Although the Company currently intends to invest the  net  proceeds  of MMP  Shares,  after  the  repayment  of  all  outstanding indebtedness pursuant to the Credit Facility,  within approximately three months following  the closing of this  offering,  these  investments  may be delayed if suitable  investments are unavailable at the time or for other reasons.  Because of the investment  opportunities  presented by restricted MLP securities and the limited trading volume of certain  publicly  traded MLP securities,  the Company often acquires portfolio  securities  through direct  placements.  To the extent direct  placement  opportunities  are not  available,  the Company would have to acquire such  securities  in the open  market,  which could take longer than the three-month  period  following  this  offering.  Due to the  trading  market and trading  volumes  for MLPs in  general,  it may take the  Company  some  time to accumulate  positions  in  certain  securities.  Because  the market for the MLP securities  may,  at  times,  be less  liquid  than the  market  for many  other securities, the Company may be unable to obtain such securities within the time, and in the amount, it currently anticipates.  As a result, the net proceeds from this offering after the repayment of all  outstanding  indebtedness  pursuant to the Credit  Facility,  may be invested  in cash,  cash  equivalents,  securities issued  or  guaranteed  by  the  U.S.  Government  or its  instrumentalities  or agencies,  high quality,  short-term money market  instruments,  short-term debt securities,  certificates  of  deposit,  bankers'  acceptances  and  other  bank obligations,  commercial  paper rated in the highest category by a rating agency or other fixed income  securities  pending  investment  in MLPs or securities of energy infrastructure  companies. A delay in the anticipated use of net proceeds could lower  returns and reduce the amount of cash  available  to make  dividend payments on MMP Shares.

     Conflicts of  Interest.  Conflicts of interest may arise from the fact that the Advisor and its affiliates  carry on substantial  investment  activities for other clients,  including TYG, TYN and TTO, in which the Company has no interest and some of which, including TYG and TYN, may have similar investment strategies as the Company.  The Advisor or its affiliates may have financial  incentives to favor  certain  of such  accounts  over the  Company.  When two or more  clients advised  by the  Advisor or its  affiliates  seek to  purchase  or sell the same publicly  traded  securities,  it may adversely  affect the price or size of the position  the Company may obtain.  In  addition,  to the extent that the Advisor sources and structures  private  investments in MLPs,  certain  employees of the
Advisor may become aware of certain material  non-public  information related to the MLPs,  such as  acquisitions  contemplated  by the MLPs.  Possession of this information may preclude the Company from investing in or selling  securities of an MLP at the  most  advantageous  time.  Restrictions  under  the  1940 Act may preclude the Company and its affiliates from co-investing in private  placements of securities.  The Advisor and TYG have applied to the SEC for exemptive relief to  permit  TYG,  the  Company  and  their  respective  affiliates  to make such investments.  Unless and until an exemptive order is obtained,  the Company will not co-invest with its affiliates in negotiated private placement  transactions.
As a result, the Company may not be able to invest as much as it otherwise would in certain investments or may not be able to liquidate a position as quickly.

     Energy  Infrastructure  Sector.  Under  normal  circumstances,  the Company invests  at least  80% of its total  assets  (including  assets  to be  obtained through anticipated  leverage) in equity securities of MLPs and their affiliates in the energy infrastructure  sector.  Certain risks inherent in the business of energy infrastructure MLPs include the following:

     o    Processing and coal MLPs may be directly  affected by energy commodity prices.  The  volatility  of commodity  prices can  indirectly  affect certain  other  MLPs  due  to  the  impact  of  prices  on  volume  of commodities transported,  processed,  stored or distributed.  Pipeline
          MLPs are not subject to direct  commodity price exposure  because they do not own the underlying energy commodity.  While propane MLPs do own the underlying energy  commodity,  the Advisor seeks high quality MLPs that  are  able to  mitigate  or  manage  direct  margin  exposure  to commodity  price  levels.  The  MLP  sector  can  be  hurt  by  market perception that MLPs performance and  distributions  are directly tied to commodity prices.

     o    The profitability of MLPs,  particularly processing and pipeline MLPs, may be  materially  impacted  by the  volume of  natural  gas or other energy commodities available for transporting,  processing, storing or
          distributing.    A   significant    decrease   in   the    production,
          transportation,  processing,  storing or  distribution of natural gas, oil,  coal  or  other  energy  commodities,  due  to  the  decline  of production from existing facilities,  import supply disruption, supply disruption due to catastrophic  events,  including weather events such as hurricanes,  depressed commodity prices or otherwise,  would reduce revenue and operating  income of MLPs and,  therefore,  the ability of
          MLPs to make distributions to partners.

     o    A sustained  decline in demand for crude oil,  natural gas and refined petroleum products could adversely affect MLP revenues and cash flows.
          Factors  that  could  lead to a decrease  in market  demand  include a recession or other  adverse  economic  conditions,  an increase in the market  price  of the  underlying  commodity,  higher  taxes  or other regulatory  actions that increase costs, or a shift in consumer demand for such products.

                                       27

     o    A portion of any one MLP's  assets  may be  dedicated  to natural  gas reserves and other commodities that naturally deplete over time, which could  have a  material  adverse  impact on an MLP's  ability  to make
          distributions.   MLPs  are  often   dependent  upon   exploration  and
          development  activities  by third  parties.  MLPs  employ a variety of means of increasing  cash flow,  including  increasing  utilization of existing  facilities,  expanding  operations through new construction, expanding  operations  through  acquisitions,  or securing  additional long-term  contracts.  Thus,  some MLPs may be subject to construction risk,  acquisition  risk or other  risk  factors  arising  from  their specific business  strategies.  A significant slowdown in large energy companies'  disposition  of  energy  infrastructure  assets  and other merger and  acquisition  activity  in the energy  MLP  industry  could reduce the growth rate of cash flows received by the Company from MLPs that grow through acquisitions.

     o    The  profitability  of MLPs could be adversely  affected by changes in the regulatory environment. Most MLPs' assets are heavily regulated by federal and state  governments  in diverse  matters such as the way in which certain MLP assets are constructed,  maintained and operated and the prices they may charge for their  services.  Such  regulation  can change over time in scope and intensity.  For example, a particular by product of an MLP process may be declared  hazardous  by a  regulatory agency and unexpectedly  increase  production  costs.  Moreover,  many state and  federal  environmental  laws  provide  for civil as well as regulatory  remediation,  thus adding to the potential exposure an MLP may face.

     o    Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane
          Katrina in 2005, could result in significant  volatility in the supply of energy and  power.  This  volatility  may  create  fluctuations  in
          commodity   prices   and   earnings   of   companies   in  the  energy
          infrastructure industry.  Moreover, any extreme weather patterns, such as recent hurricane  Katrina,  could adversely impact the value of the securities in which the Company invests.

     o    A  rising  interest  rate  environment   could  adversely  impact  the
          performance  of MLPs.  Rising  interest  rates could limit the capital appreciation  of  equity  units of MLPs as a result  of the  increased availability  of alternative  investments  at competitive  yields with
          MLPs.  Rising  interest  rates  may also  increase  an  MLP's  cost of
          capital.   A  higher  cost  of  capital   could   limit   growth  from
          acquisition/expansion  projects  and  limit  MLP  distribution  growth rates.

     o    Since the  September  11th  attacks,  the U.S.  government  has issued public  warnings  indicating  that energy assets,  specifically  those
          related  to  pipeline   infrastructure,   production   facilities  and
          transmission and distribution facilities, might be specific targets of terrorist  activity.  The  continued  threat of terrorism  and related military  activity  will  likely  increase  volatility  for  prices in natural gas and oil and could affect the market for products of MLPs.

     o    Holders  of MLP units are  subject to certain  risks  inherent  in the partnership  structure  of MLPs  including  (i) tax  risks  (described below),  (ii)  limited  ability to elect or remove  management,  (iii)
          limited   voting   rights,   except  with  respect  to   extraordinary
          transactions,  and (iv) conflicts of interest of the general  partner, including those arising from incentive distribution payments.

     Industry Specific Risk. MLPs are also subject to risks that are specific to the industry they serve.

     Pipeline  MLPs are  subject to demand for crude oil or refined  products in the markets served by the pipeline,  sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.  Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth.

     Pipeline  MLPs are  subject to  regulation  by FERC with  respect to tariff rates  these  companies  may charge for  pipeline  transportation  services.  An adverse determination by FERC with respect to the tariff rates of a pipeline MLP could have a  material  adverse  effect on the  business,  financial  condition, results of  operations  and cash flows of that  pipeline  MLP and its ability to make cash  distributions to its equity owners. In May 2005, FERC issued a policy statement that pipelines, including those organized as partnerships, can include in  computing  their  cost of  service  a tax  allowance  to  reflect  actual or potential  tax  liability on their public  utility  income  attributable  to all
entities  or  individuals   owning  public  utility  assets,   if  the  pipeline
establishes  that the entities or individuals have an actual or potential income tax  liability on such income.  Whether a pipeline's  owners have such actual or potential income tax liability will be reviewed by FERC on a case-by-case basis.
If a pipeline MLP is unable to  establish  that its  unitholders  are subject to
United States  federal income  taxation on the income  generated by the pipeline
MLP, FERC could disallow a substantial  portion of the pipeline MLP's income tax allowance.  If FERC were to disallow a substantial portion of the pipeline MLP's income tax  allowance,  the level of maximum tariff rates the pipeline MLP could lawfully  charge could be lower than the pipeline MLP had been charging prior to such ruling or could be lower than the  pipeline  MLP's  actual costs to operate the pipeline. In either case, the pipeline MLP would be adversely affected.

                                       28

     Processing  MLPs are  subject to  declines  in  production  of natural  gas fields,  which  utilize the  processing  facilities  as a way to market the gas, prolonged  depression in the price of natural gas or crude oil  refining,  which curtails  production due to lack of drilling activity and declines in the prices of NGL products and natural gas prices, resulting in lower processing margins.

     Propane  MLPs are  subject  to  earnings  variability  based  upon  weather patterns in the locations  where the company  operates and the wholesale cost of propane  sold to end  customers.  Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

     Coal MLPs are  subject to demand  variability  based on  favorable  weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing  sources of fuel for electric  generation.  They are also subject to supply  variability based on the geological conditions that reduce productivity of mining operations,  regulatory permits for mining  activities and the availability of coal that meets Clean Air
Act standards.

     Cash Flow Risk. The Company derives substantially all of its cash flow from investments  in equity  securities of MLPs and their  affiliates.  The amount of cash that the Company has available to distribute to stockholders depends on the ability of such entities to make  distributions  to their  investors and the tax character of those distributions. The Company has no control over the actions of
MLPs and their  affiliates.  The  amount of cash  that each  individual  MLP can distribute to its partners  will depend on the amount of cash it generates  from operations,  which  will vary from  quarter  to  quarter  depending  on  factors affecting the energy  infrastructure  sector generally and on factors  affecting the particular business lines of the MLP. Available cash also will depend on the
MLPs level of operating costs (including incentive  distributions to the general partner), level of capital expenditures, debt service requirements,  acquisition costs (if any), fluctuations in working capital needs and other factors.

     Equity Securities Risk. MLP common units and other equity securities can be affected by macro  economic  and other  factors  affecting  the stock  market in general,  expectations of interest rates, investor sentiment towards MLPs or the energy  sector,  changes  in  a  particular  issuer's  financial  condition,  or unfavorable or  unanticipated  poor  performance of a particular  issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals  unique to the partnership or company,  including earnings power and coverage ratios.

     Investing in securities of smaller  companies may involve greater risk than is associated  with  investing in more  established  companies.  Companies  with smaller  capitalization  may have limited  product  lines,  markets or financial resources;  may lack management depth or experience;  and may be more vulnerable to adverse general market or economic  developments than larger more established companies.

     Because MLP  convertible  subordinated  units  generally  convert to common units on a one-to-one  ratio,  the price that the Company can be expected to pay upon  purchase or to realize  upon resale is  generally  tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors, including the likelihood of conversion, the length of time remaining to conversion, and the size of the block purchased.

     The price of I-Shares and their  volatility  tend to be  correlated  to the price of common units, although the price correlation is not precise.

     Tax Risk.  The  ability  of the  Company to meet its  investment  objective depends on the level of taxable income and distributions of the MLPs in which it invests.  The Company has no control over the taxable income of underlying MLPs.
If an MLP does not meet current law requirements to maintain partnership status, or if it is unable to do so because of tax law  changes,  it would be taxed as a corporation.  In that case,  the MLP would be obligated to pay income tax at the entity level and  distributions  received by the Company would be taxed entirely as dividend  income.  As a result,  there would be a material  reduction  in the
Company's  cash  flow  and  the  Company's   ability  to  make  distribution  to
stockholders may be adversely affected. Further, a significant slowdown in large energy companies'  disposition of energy  infrastructure assets and other merger and acquisition  activity in the energy MLP industry could negatively affect the distributions made by the MLPs in which the Company invests. In addition, such a slowdown by the MLPs in the Company's  portfolio could  accelerate the Company's obligations  to pay income  taxes due in part to less  accelerated  depreciation generated  by new  acquisitions.  In such a case,  the  Company's  cash flow and amount of assets available to distribute to stockholders may be reduced.

                                       29

     Tax Law Change Risk. Future changes in tax laws or regulations,  or related interpretations of such laws and regulations, could adversely affect the Company or MLPs, which could negatively  impact the Company's  ability to pay creditors, including holders of MMP Shares.

     Deferred Tax Risk. Historically,  a substantial portion of MLPs' income has been offset by tax deductions.  As a result,  MLPs generally have made cash flow payments that have significantly  exceeded taxable income.  This aspect of MLPs, and the Company's  issuance of Tortoise Notes (whose  interest is tax deductible to the  Company),  will likely reduce the  Company's  current  income taxes and, concomitantly,  increase  the  Company's  cash  available  for  repayment of the
Tortoise Notes or for distributions to its stockholders. The Company will accrue deferred income taxes for the anticipated  potential future income tax liability attributable  to the MLP cash flow  distributions  in excess of the  related MLP taxable  income  reported by the Company.  In addition,  the Company will accrue deferred  income tax with  respect to any  appreciation  of interests in MLPs or other  investments.  If the  amount of MLP  income  tax  deductions  that may be claimed by the Company is smaller than anticipated or the Company turns over its portfolio more rapidly than anticipated,  the Company will incur greater current income taxes. This may reduce the Company's current cash flow  distributions and the  amount of  assets  available  for  repayment  of the  Tortoise  Notes,  for investment in other assets or for  distributions to the Company's  stockholders, including holders of MMP Shares.

     Leverage  Risk.  The  Company's  use of leverage  through  the  issuance of preferred  stock  (including  the MMP Shares  offered  hereby)  and  Borrowings, including  Tortoise Notes, as well as the economic  leverage inherent in certain derivatives,  including interest rate  transactions,  creates risks. There is no assurance that the Company's  leveraging  strategies will be successful.  If the dividend rate on the MMP Shares  exceeds the net rate of return on the Company's portfolio,  the  leverage  will  result in a lower net asset  value  than if the
Company were not  leveraged,  and the Company's  ability to pay dividends and to meet its asset  coverage  requirements  on the MMP Shares  would be reduced.  In addition,  to the extent  that any forms of  leverage  used by the  Company  are senior to the MMP Shares,  payments to holders of MMP Shares in  liquidation  or otherwise will be subject to the prior payment of  obligations  relating to such other forms of leverage.  Successful  use of leverage  depends on the  Advisor's ability to predict or hedge correctly  interest rates and market movements,  and there is no assurance  that the use of a leveraging  strategy will be successful during any period in which it is used.

     Because  the fee paid to the  Advisor  will be  calculated  on the basis of
Managed  Assets,  the fee will be higher when  leverage is utilized,  giving the
Advisor an incentive to utilize leverage.

     Hedging  Strategy Risk. The Company may use interest rate  transactions for hedging  purposes  only,  in an attempt to reduce the interest rate risk arising from the Company's  leveraged  capital  structure.  The Company has entered into interest rate swap transactions intended to hedge the Company's interest payment obligations  under  currently  outstanding  Series A and Series B Tortoise Notes against material increases in interest rates for the period beginning March 2006 and continuing through November 2015 with respect to Series A Tortoise Notes and for the period  beginning March 2006 and continuing  through  December 2015 with respect to Series B Tortoise  Notes.  The Company has also entered into interest rate swap  transactions  intended  to  partially  hedge the  Company's  dividend payment obligations under the MMP Shares offered pursuant to this Prospectus for the period beginning  February 2006 and continuing through February 2013 and for the period  beginning March 2006 and continuing  through March 2018. The Company does not intend to hedge the interest rate risk of portfolio holdings.  Interest rate  transactions that the Company may use for hedging purposes will expose the
Company  to  certain  risks  that  differ  from the  risks  associated  with its portfolio  holdings.  There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar  techniques,  the costs of which can be significant,  particularly when long-term interest rates are substantially above
short-term   rates.  In  addition,   the  Company's  success  in  using  hedging
instruments is subject to the Advisor's  ability to predict correctly changes in the  relationships of such hedging  instruments to the Company's  leverage risk, and there can be no assurance  that the Advisor's  judgment in this respect will be accurate.  Consequently,  the use of hedging  transactions  might result in a poorer overall  performance  for the Company,  whether or not adjusted for risk, than if the Company had not engaged in such transactions.

     Depending on the state of interest  rates in general,  the Company's use of interest  rate  transactions  could  enhance or decrease  the cash  available to holders of common  stock  and/or the net assets  available  for  coverage of MMP
Shares.  To the  extent  there is a  decline  in  interest  rates,  the value of interest  rate swaps  could  decline,  and could  result in a decline in the net assets available for coverage of the MMP Shares.

     Counterparty  Risk.  The Company may be subject to credit risk with respect to the  counterparties  to certain  derivative  agreements  entered  into by the
Company.  If a counterparty  becomes  bankrupt or otherwise fails to perform its obligations  under a  derivative  contract due to  financial  difficulties,  the
Company may  experience  significant  delays in obtaining any recovery under the derivative  contract in a bankruptcy  or other  reorganization  proceeding.  The
Company  may obtain  only a limited  recovery  or may obtain no

                                       30

recovery in such  circumstances,  and thus the Company  would not be able to use the  anticipated  net receipts under the interest rate swap or cap to offset the
Company's cost of financial leverage.

     Competition  Risk. A number of alternatives to the Company as a vehicle for investment in a portfolio of energy infrastructure MLPs exist, including private funds and other publicly traded investment  companies  (including two advised by the Advisor). In addition, recent tax law changes have increased, and future tax law changes may further increase,  the ability of regulated investment companies or other  institutions to invest directly in MLPs. These competitive  conditions may adversely impact the Company's ability to make investments in the MLP market and could  adversely  impact  the  Company's  ability to make  distributions  to stockholders and its ability to meet the asset coverage  requirements  under the
1940 Act.

     Restricted  Securities  Risk. The Company may invest up to 50% of its total assets in  restricted  securities.  Restricted  securities  are less liquid than securities  traded in the open  market  because  of  statutory  and  contractual restrictions on resale. Such securities are,  therefore,  unlike securities that are traded in the open market,  which can be expected to be sold  immediately if the market is  adequate.  As  discussed  further  below,  this lack of liquidity creates special risks for the Company.

     Restricted securities are subject to statutory and contractual restrictions on their public  resale,  which may make it more  difficult  to value them,  may limit the  Company's  ability  to  dispose  of them and may lower the amount the
Company  could  realize  upon  their  sale.  To enable  the  Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted  securities  may be  negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the  Company  wishes to sell the  security,  a  considerable  period may elapse  between the time the  decision is made to sell the security and the time the security is  registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

     Liquidity Risk.  Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ National Market,  certain securities of MLPs and their affiliates may trade  less  frequently  than  those of larger  companies  due to their  smaller capitalizations.  In the event certain  securities  experience  limited  trading volumes,  the prices of such securities may display abrupt or erratic  movements at times. Additionally, it may be more difficult for the Company to buy and sell significant  amounts  of  such  securities  without  an  unfavorable  impact  on prevailing  market  prices.  As a result,  these  securities may be difficult to dispose  of at a fair  price  at the  times  when  the  Company  believes  it is desirable to do so. These  securities are also more difficult to value,  and the
Advisor's  judgment as to value will often be given  greater  weight than market quotations, if any exist. Investment of the Company's capital in securities that are less actively  traded or over time experience  decreased  trading volume may restrict the Company's ability to take advantage of other market opportunities.

     Valuation  Risk.  Market  prices  generally  will not be available  for MLP convertible  subordinated  units,  or securities of private  companies,  and the value of such investments will ordinarily be determined based on fair valuations determined  by the  Advisor  pursuant  to  procedures  adopted  by the  Board of
Directors.  Similarly, common units purchased in direct placements will be based on fair value  determinations  because of their restricted nature;  however, the
Advisor  expects  that such  values  will be based on a discount  from  publicly available  market  prices.  Restrictions  on resale or the  absence  of a liquid secondary  market may  adversely  affect the ability of the Company to determine its net  asset  value.  The  sale  price  of  securities  that  are not  readily marketable may be lower or higher than the Company's  most recent  determination of their  fair  value.  Additionally,  the value of these  securities  typically requires  more  reliance on the judgment of the Advisor  than that  required for securities for which there is an active trading market. Due to the difficulty in valuing these  securities  and the absence of an active trading market for these investments,  the  Company  may not be able to realize  these  securities'  true value,  or may have to delay  their  sale in order to do so.  In  addition,  the
Company  will rely to some  extent on  information  provided by MLPs to estimate taxable  income  allocable  to MLP units  held by the  Company  and to  estimate associated deferred tax liability.

     Interest Rate Risk. Generally,  when market interest rates rise, the values of debt securities  decline,  and vice versa.  The Company's  investment in such securities  means  that the net asset  value and market  price of the  Company's common stock will tend to decline if market interest rates rise.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay  principal  earlier  than  scheduled,  forcing the Company to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security  prior to its  stated  maturity.  An issuer  may  redeem a lower  grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

     Below  Investment  Grade  Securities  Risk.  Investing  in lower grade debt instruments involves additional risks than investment grade securities.  Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer

                                       31

to make  principal  payments  and interest  payments  than an  investment  grade issuer.  An  economic  downturn  could  adversely  affect the  ability of highly leveraged  issuers to service their  obligations  or to repay their  obligations
upon   maturity.   Similarly,   downturns   in   profitability   in  the  energy
infrastructure  industry could adversely  affect the ability of below investment grade issuers in that industry to meet their  obligations.  The market values of lower quality securities tend to reflect  individual  developments of the issuer to a greater extent than do higher quality securities,  which react primarily to fluctuations in the general level of interest rates.

     The secondary  market for below  investment  grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below  investment  grade  securities  than  investment
grade   obligations.   The  prices   quoted  by   different   dealers  may  vary
significantly,  and the spread between the bid and asked price is generally much larger than for higher  quality  instruments.  Under adverse  market or economic conditions,  the secondary  market for below  investment  grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, the
Company could find it more difficult to sell these  securities or may be able to sell the  securities  only at prices lower than if such  securities  were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these  circumstances,  may be less than the prices used in calculating the
Company's net asset value.

     Because  investors   generally   perceive  that  there  are  greater  risks
associated  with lower  quality  securities of the type in which the Company may invest a portion of its  assets,  the yields and prices of such  securities  may tend to  fluctuate  more than those for higher  rated  securities.  In the lower quality  segments  of the debt  securities  market,  changes in  perceptions  of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     Factors  having an adverse  impact on the market value of below  investment grade securities may have an adverse effect on the Company's net asset value. In addition, the Company may incur additional expenses to the extent it is required to seek  recovery  upon a default in payment of  principal  or  interest  on its portfolio  holdings.  In certain  circumstances,  the Company may be required to foreclose  on an  issuer's  assets  and  take  possession  of  its  property  or operations.  In such circumstances,  the Company would incur additional costs in disposing of such assets and potential  liabilities  from operating any business acquired.

     Management  Risk.  The  Advisor  was  formed  in  October  2002 to  provide portfolio  management  services to  institutional  and high net worth  investors seeking professional  management of their MLP investments.  The Advisor has been
managing   investments  in  portfolios  of  MLP  investments  since  that  time, including,  since February 2004,  management of the investments of TYG and since
October 2005,  management of the  investments  of TYN. TYG is a  nondiversified, closed-end  management investment company that was created to invest principally in MLPs in the energy infrastructure sector. TYN is a nondiversified, closed-end management investment company, that commenced operations on October 31, 2005 and invests  primarily  in Canadian  royalty  trusts and income  trusts and publicly traded United States MLPs.  The Advisor also manages the  investments  of TTO, a private  investment fund that commenced  operations on December 8, 2005. TTO was created to invest  primarily in privately held and micro-cap public companies in the U.S. energy infrastructure  sector. The investments of the Company, TYG, TYN and TTO are managed by the Advisor's investment committee. The Company, TYG, TYN and TTO share the same officers. As of November 30, 2005, the Advisor had client assets under management of approximately $1.49 billion,  including the assets of
TYG, TYN and the Company,  but  excluding  the assets of TTO. The Advisor has 13 full time employees,  but also relies on the officers,  employees, and resources of Fountain Capital and its affiliates for certain functions. To the extent that the Advisor's assets under management  continue to grow, the Advisor may have to hire  additional  personnel  and to the  extent it is  unable to hire  qualified individuals  its  operations  may be  adversely  affected.  Three  (of the five)
members of the investment committee are affiliates of, but not employees of, the
Advisor, and each have other significant  responsibilities  with such affiliated entities.  Fountain Capital,  KCEP and their affiliates  conduct  businesses and activities of their own in which the Advisor has no economic interest.  If these separate activities become significantly  greater than the Advisor's activities, there could be material competition for the efforts of key personnel.

     Nondiversification.  The Company is a nondiversified, closed-end management investment  company  under the 1940 Act and will not be treated  as a  regulated investment  company under the Internal Revenue Code.  Accordingly,  there are no regulatory  limits  under the  Internal  Revenue  Code on the  number or size of securities held by the Company.  There are approximately 47 companies  presently organized as MLPs,  the majority of which  operate in the energy  infrastructure sector.  In addition,  the Company is aware of six  affiliates  of MLPs that are publicly  traded.  The Company  intends to select  investments of MLPs and their affiliates  from this small pool of issuers.  The Company will be able to invest up to 15% of the value of its total assets  (including  assets obtained  through anticipated  leverage) in the securities of any single issuer. To the extent the
Company  invests close to 15% of the value of its total assets in the securities of a single  issuer,  or a  relatively  high  percentage  of its  assets  in the securities of a limited number of issuers,  the Company may be more  susceptible to economic,  political or regulatory  occurrences that affect only one or a few issuers than a more widely diversified investment company.

                                       32

     Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities,  such as the terrorist attacks on the World
Trade  Center  on  September  11,  2001;  war,  such as the war in Iraq  and its aftermath;  and other  geopolitical  events.  Such events  have led,  and in the future may lead, to short-term  market volatility and may have long-term effects on the U.S. economy and markets.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

     The business and affairs of the Company are managed  under the direction of the Board of Directors.  Accordingly,  the Company's Board of Directors provides broad supervision over the affairs of the Company,  including supervision of the duties performed by the Advisor. The officers of the Company are responsible for the Company's  day-to-day  operations.  The names, ages and addresses of each of the  directors  and  officers  of the  Company,  together  with their  principal occupations  and other  affiliations  during the past five years,  are set forth below.  Each  director and officer will hold office until his  successor is duly elected and qualified,  or until he resigns or is removed in the manner provided by law. Unless otherwise indicated,  the address of each director and officer is
10801 Mastin  Boulevard,  Overland Park, Kansas 66210. The Board of Directors of
the Company  consists of a majority of directors who are not interested  persons
(as defined in the 1940 Act) of the Advisor or its affiliates.

                                  Position(s) Held                                            Number of
                                    with Company,                                           Portfolios in
                                   Term of Office                                           Fund Complex
                                     and Length              Principal Occupation            Overseen by       Other Board Positions
        Name and Age               of Time Served           During Past Five Years           Director(1)         Held by Director
---------------------------     --------------------  ----------------------------------   --------------  ----------------------
Independent Directors
Conrad S. Ciccotello, 45        Class III Director    Tenured Associate Professor of               3       None
                                since 2005            Risk Management and Insurance,
                                                      Robinson College of Business,
                                                      Georgia State University; Director
                                                      of Graduate Personal Financial
                                                      Planning Programs; Editor,
                                                      `Financial Services Review,' (an
                                                      academic journal dedicated to the
                                                      study of individual financial
                                                      management); formerly, faculty
                                                      member, Pennsylvania State
                                                      University.

John R. Graham, 60              Class II Director     Executive-in-Residence and                   3       Erie Indemnity Company;
                                since 2005            Professor of Finance, College of                     Erie Family Life Insurance
                                                      Business Administration, Kansas                      Company; Kansas State Bank
                                                      State University (has served as a
                                                      professor or adjunct professor
                                                      since 1970); Chairman of the
                                                      Board, President and CEO, Graham
                                                      Capital Management, Inc.,
                                                      primarily a real estate
                                                      development and investment company
                                                      and a venture capital company and
                                                      Owner of Graham Ventures, a
                                                      business services and venture
                                                      capital firm; formerly, CEO,
                                                      Kansas Farm Bureau Financial
                                                      Services, including seven
                                                      affiliated insurance or financial
                                                      service companies (1979-2000).

                                       33

                                  Position(s) Held                                            Number of
                                    with Company,                                           Portfolios in
                                   Term of Office                                           Fund Complex
                                     and Length              Principal Occupation            Overseen by       Other Board Positions
        Name and Age               of Time Served           During Past Five Years           Director(1)         Held by Director
---------------------------     --------------------  ----------------------------------   --------------  ----------------------
Independent Directors (cont'd)

Charles E. Heath, 63            Class I Director      Retired in 1999. Formerly, Chief             3       None
                                since 2005            Investment Officer, GE Capital's
                                                      Employers Reinsurance Corporation
                                                      (1989-1999). Chartered Financial
                                                      Analyst (`CFA") since 1974.

Interested Directors and
Officers(2)
H. Kevin Birzer, 45             Class II Director     Managing Director of the Advisor             3       None
                                and Chairman of the   since 2002; Partner/Senior
                                Board since 2005      Analyst, Fountain Capital
                                                      (1990-present); formerly, Vice
                                                      President, F. Martin Koenig & Co.,
                                                      an investment management firm
                                                      (1983-1986); Vice President,
                                                      Corporate Finance Department,
                                                      Drexel Burnham Lambert (1986-1989).

Terry C. Matlack, 49            Class I Director,     Managing Director of the Advisor             3       None
                                Chief Financial       since 2002; Managing Director,
                                Officer               since 2005 KCEP
                                                      (2001-present); formerly,
                                                      President, GreenStreet
                                                      Capital, a private
                                                      investment firm
                                                      (1998-2001).

David J. Schulte, 44            President and Chief   Managing Director of the Advisor           N/A       None
                                Executive Officer     since 2002; Managing Director,
                                since 2005            KCEP (1993-present); CFA since
                                                      1992; Member, Corporate Governance
                                                      Task Force of CFA Institute.

Zachary A. Hamel, 40            Secretary since 2005  Managing Director of the Advisor           N/A       None
                                                      since 2002; Partner/Senior Analyst
                                                      with Fountain Capital
                                                      (1997-present).

Kenneth P. Malvey, 40           Treasurer since 2005  Managing Director of the Advisor           N/A       None
                                                      since 2002; Partner/Senior
                                                      Analyst, Fountain Capital
                                                      Management (2002-present);
                                                      formerly, Investment Risk Manager
                                                      and member of the Global Office of
                                                      Investments, GE Capital's
                                                      Employers Reinsurance Corporation
                                                      (1996-2002).
------------
(1)  This number  includes the Company,  TYG and TYN, but excludes TTO. The Advisor also serves as the investment adviser to TYG, TYN and TTO.

                                       34

(2)  As a result of their  respective  positions  held with the  Advisor  or its affiliates,  these individuals are considered  "interested  persons" of the
     Company within the meaning of the 1940 Act.

     The  following  individuals  included in the table above hold the following positions with TTO:  Messrs.  Ciccotello,  Graham and Heath are  directors;  Mr.
Birzer is a director  and the Chairman of the Board;  Mr.  Matlack is a director and the  Chief  Financial  Officer;  Mr.  Schulte  is the  President  and  Chief
Executive Officer; Mr. Hamel is the Secretary; and Mr. Malvey is the Treasurer.

Investment Advisor

     Pursuant to an Advisory  Agreement,  the Advisor  provides the Company with investment  research and advice and  furnishes  the Company  with an  investment program consistent with the Company's investment objective and policies, subject to  the  supervision  of the  Board.  The  Advisor  determines  which  portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio  securities,  selects  brokers or dealers to place those  orders,  maintains  books  and  records  with  respect  to the  Company's securities transactions and report to the Board on the Company's investments and performance.

     The Advisor is located at 10801 Mastin Boulevard, Suite 222, Overland Park,
Kansas 66210. The Advisor  specializes in managing  portfolios of MLPs and other energy  infrastructure  companies.  The  Advisor  was formed in October  2002 to provide  portfolio  management  services  to  institutional  and high net  worth investors seeking professional management of their MLP investments.  The Advisor has been managing investments in portfolios of MLPs since that time. The Advisor also  manages TYG,  TYN and TTO.  TYG,  whose shares trade on the New York Stock
Exchange  under the symbol  "TYG",  began  operations  in February 2004 and is a nondiversified,  closed-end  management  investment  company that was created to invest principally in MLPs in the energy  infrastructure  sector. As of November
30, 2005, TYG had total assets of approximately $696 million.  TYN, whose shares trade on the New York Stock Exchange under the symbol "TYN", began operations on
October  31,  2005 and is a  nondiversified,  closed-end  management  investment company  that was created to invest  primarily  in Canadian  royalty  trusts and income  trusts and publicly  traded United States MLPs. As of November 30, 2005,
TYN had total assets of $151 million.  TTO is a private investment fund that was created to invest  primarily in privately held and micro-cap public companies in the U.S. energy  infrastructure  sector. As of the second closing of its initial offering on January 9, 2006, TTO had total assets of approximately  $46 million.
Fountain Capital and KCEP control the Advisor through their equity ownership and management  rights in the  Advisor.  As of November  30,  2005,  the Advisor had
approximately  $1.49  billion of client assets under  management,  including the assets of TYG,  TYN and the  Company,  but  excluding  the  assets  of TTO.  The
Advisor's investment committee is comprised of five portfolio managers.

     Fountain  Capital was formed in 1990 and is focused  primarily on providing investment  advisory  services to institutional  investors with respect to below investment grade debt. Fountain Capital had approximately $2.2 billion of client assets under  management  as of November 30, 2005, of which  approximately  $248 million  were in energy  industry  investments.  KCEP was  formed in 1993 and is focused  solely on  managing a private  equity  fund with  committed  capital of approximately $85 million. KCEP focuses on private equity investments, including
investments  in  two  energy   infrastructure  MLPs.  KCEP  I,  a  start-up  and
early-stage  venture capital fund previously  managed by KCEP recently completed the process of winding down.  As a part of that  process,  KCEP I entered into a consensual  order of  receivership,  which  was  necessary  to  allow  KCEP I to
distribute   its  remaining  $1.6  million  of  assets  to  the  Small  Business
Administration   (the  "SBA").  The  consensual  order  acknowledged  a  capital impairment condition and the resulting nonperformance by KCEP I of its agreement with the SBA. Mr.  Schulte is a managing  partner of KCEP and was involved  with
KCEP I.

     The Advisor has 13 full time  employees,  but also relies on the  officers, employees,  and  resources of Fountain  Capital and its  affiliates  for certain functions.  To the extent that the Advisor's assets under management continue to grow, the Advisor may have to hire additional  personnel and to the extent it is unable to hire qualified individuals,  its operations may be adversely affected.
In  addition,  three (of the five)  members of the  investment  committee of the
Advisor are affiliates of, but not employees of, the Advisor. Each member of the investment  committee has other  significant  responsibilities  with  affiliated entities. The affiliated entities conduct businesses and activities of their own in which the Advisor  has no economic  interest.  If these  separate  activities become  significantly  greater  than the  Advisor's  activities,  there could be material competition for the efforts of key personnel.

     The investment  management of the Company's portfolio is the responsibility of the Advisor's investment  committee.  The investment  committee's members are
David J. Schulte,  H. Kevin  Birzer,  Zachary A. Hamel,  Kenneth P. Malvey,  and
Terry  C.  Matlack,  all  of  whom  share  responsibility  for  such  investment management.  It is the policy of the investment  committee,  that any one member can  require  the  Advisor  to sell a  security  and any one member can veto the committee's  decision to invest in a security.  Each committee member has been a portfolio  manager since the  commencement  of the  Company's  operations in May
2005.

    David J. Schulte. Mr. Schulte has been a Managing Director of the Advisor since 2002 and is also a Managing Director of KCEP. While a Managing Director at
KCEP, he led private financing for two growth MLPs in the energy infrastructure sector. Since February, 2004, Mr. Schulte has been an employee of the Advisor.
Prior to joining KCEP in 1993, Mr. Schulte had over five years of

                                       35

experience completing acquisitions and public equity financings as an investment banker at the predecessor of Oppenheimer & Co., Inc. From 1986 to 1989, he was a
securities  law  attorney.  Mr.  Schulte  holds a Bachelor of Science  degree in
Business  Administration from Drake University and a Juris Doctorate degree from the  University of Iowa. He earned his CFA  designation in 1992, and is a member of the Corporate Governance Task Force of the CFA Institute.

     H. Kevin  Birzer.  Mr.  Birzer has been a Managing  Director of the Advisor since 2002 and is also a  Partner/Senior  Analyst  with  Fountain  Capital.  Mr.
Birzer is also a director of TYG, TYN and TTO. Mr. Birzer,  who joined  Fountain
Capital  in  1990,  has  22  years  of  investment  experience  including  19 in high-yield  securities.  Mr.  Birzer  began his career  with Peat  Marwick.  His subsequent  experience  includes  three years working as a Vice President for F.
Martin Koenig & Co., focusing on equity and option investments,  and three years at  Drexel  Burnham  Lambert,  where he was a Vice  President  in the  Corporate
Finance   Department.   Mr.  Birzer   graduated  with  a  Bachelor  of  Business
Administration  degree from the  University  of Notre Dame and holds a Master of
Business  Administration  degree  from New York  University.  He earned  his CFA designation in 1988.

     Zachary A.  Hamel.  Mr.  Hamel has been a Managing  Director of the Advisor since 2002 and is also a Partner/Senior Analyst with Fountain Capital. Mr. Hamel joined  Fountain  Capital in 1997. He covers  energy,  chemicals and  utilities.
Prior to joining  Fountain  Capital,  Mr. Hamel  worked for the Federal  Deposit
Insurance Corporation ("FDIC") for eight years as a Bank Examiner and a Regional
Capital Markets  Specialist.  Mr. Hamel  graduated from Kansas State  University with a Bachelor of Science in Business Administration. He also attained a Master in Business  Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

     Kenneth P. Malvey.  Mr. Malvey has been a Managing  Director of the Advisor since 2002 and is also a Partner/Senior  Analyst with Fountain Capital. Prior to joining  Fountain  Capital in 2002,  Mr.  Malvey was one of three members of the
Global Office of Investments for GE Capital's Employers Reinsurance Corporation.
Most  recently he was the Global  Investment  Risk  Manager  for a portfolio  of approximately  $24  billion  of  fixed-income,  public  equity  and  alternative investment  assets.  Prior to joining GE Capital in 1996,  Mr. Malvey was a Bank
Examiner and Regional  Capital Markets  Specialist with the FDIC for nine years.
Mr. Malvey  graduated  with a Bachelor of Science  degree in Finance from Winona
State University, Winona, Minnesota. He earned his CFA designation in 1996.

     Terry C. Matlack.  Mr. Matlack has been a Managing  Director of the Advisor since  2002 and is also a  Managing  Director  of KCEP.  Mr.  Matlack  is also a director of TYG,  TYN and TTO.  Prior to joining KCEP in 2001,  Mr.  Matlack was
President of GreenStreet  Capital and its  affiliates in the  telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the  board  of  directors  of W. K.  Communications,  Inc.,  a cable  television acquisition  company,  and Chief Operating Officer of W. K. Cellular, a cellular rural  service area  operator.  He also has served as a specialist  in corporate finance  with  George K. Baum & Company,  and as  Executive  Vice  President  of
Corporate Finance at B.C. Christopher  Securities Company. Mr. Matlack graduated with a  Bachelor  of  Science  in  Business  Administration  from  Kansas  State
University and holds a Masters of Business  Administration and a Juris Doctorate
from the University of Kansas. He earned his CFA designation in 1985.

     The Statement of Additional  Information  provides  additional  information about the  compensation  of, the other accounts  managed by and the ownership of securities of the Company by, the above portfolio managers.

Compensation and Expenses

     Under  the  Advisory  Agreement,  the  Company  will  pay  to  the  Advisor quarterly, as compensation for the services rendered by it, a fee equal to 0.90%
annually of the Company's  average  monthly  Managed  Assets until May 31, 2006.
Thereafter,  the Company  will pay the Advisor a fee equal to 0.95%  annually of the Company's average monthly Managed Assets for such services. "Managed Assets"
means the  Company's  total assets  (including  any assets  attributable  to any leverage that may be  outstanding)  minus the sum of accrued  liabilities  other than (1) deferred taxes,  (2) debt entered into for purposes of leverage and (3)
the  aggregate  liquidation  preference  of any  outstanding  preferred  shares.
Because  the fee to be paid to the  Advisor  is  determined  on the basis of the
Company's  Managed  Assets,  the Advisor's  interest in  determining  whether to leverage the Company will conflict with the interests of the stockholders of the
Company.  The Company's  average  monthly  Managed Assets are determined for the purpose of  calculating  the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar  quarter.  The fees are payable  for each  calendar  quarter  within  five  days  after  the end of that quarter.  See "Summary of Company Expenses." A discussion regarding the basis of the Board of Directors' decision to approve the selection of the Advisor and the
Advisory  Agreement  is  available  in  the  Company's   semi-annual  report  to
stockholders for the period ended May 31, 2005.

     The Company will bear all expenses not specifically  assumed by the Advisor incurred in the Company's  operations and will bear the expenses  related to the offering of the MMP Shares.  Expenses borne by the Company will include, but are not limited to, the  following:  (1)  expenses  of  maintaining  the Company and continuing its existence and related overhead, including, to the extent

                                       36

services  are provided by  personnel  of the Advisor or its  affiliates,  office space and  facilities  and personnel  compensation,  training and benefits,  (2)
registration of the Company under the 1940 Act, (3) commissions,  spreads,  fees and other expenses  connected with the  acquisition,  holding and disposition of securities  and  other  investments  including  placement  and  similar  fees in connection  with direct  placements  entered into on behalf of the Company,  (4)
auditing,   accounting  and  legal  expenses,   (5)  taxes  and  interest,   (6)
governmental  fees,  (7) expenses of listing  shares of the Company with a stock exchange,  and expenses of issue,  sale,  repurchase  and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing common stock, (8) expenses of registering and qualifying the  Company  and its shares  under  federal  and state  securities  laws and of preparing and filing  registration  statements and amendments for such purposes,
(9) expenses of communicating with stockholders,  including website expenses and the expenses of  preparing,  printing and mailing  press  releases,  reports and other  notices  to  stockholders  and of  meetings  of  stockholders  and  proxy solicitations  therefor,  (10) expenses of reports to governmental  officers and commissions,  (11) insurance  expenses,  (12) association  membership dues, (13)
fees,  expenses  and  disbursements  of  custodians  and  subcustodians  for all services to the Company  (including  without  limitation  safekeeping  of funds, securities and other investments,  keeping of books,  accounts and records,  and determination  of net asset values),  (14) fees,  expenses and  disbursements of transfer  agents,  dividend and interest  paying agents,  stockholder  servicing agents and registrars  for all services to the Company,  (15)  compensation  and expenses  of  directors  of the  Company  who are not  members of the  Advisor's organization,  (16) pricing and valuation services employed by the Company, (17)
all expenses  incurred in connection  with  leveraging  of the Company's  assets through a line of credit or other  indebtedness or issuing and maintaining notes
or  preferred  stock,   (18)  all  expenses  incurred  in  connection  with  the
organization  of the Company and  offerings of the Company's  common stock,  and
(19) such  non-recurring  items as may arise,  including  expenses  incurred  in connection  with  litigation,  proceedings  and claims and the obligation of the
Company to  indemnify  its  directors,  officers and  stockholders  with respect thereto.

                            RATING AGENCY GUIDELINES

     The Ratings  Agencies will impose asset  coverage  requirements,  which may limit the Company's  ability to engage in certain types of transactions  and may limit the Company's ability to take certain actions without confirming that such action will not impair the ratings.

     The Company may, but is not  required  to, adopt any  modifications  to the guidelines  that may hereafter be established  by any Rating Agency.  Failure to adopt  any  modifications,  however,  may  result  in a  change  in the  ratings described above or a withdrawal of ratings altogether.  In addition,  any Rating
Agency may, at any time,  change or withdraw any rating.  The Board may, without stockholder  approval,  amend,  alter or repeal certain of the  definitions  and related provisions which have been adopted by the Company pursuant to the Rating
Agency  Guidelines only in the event the Company receives  written  confirmation from the Rating  Agency or Agencies  that any  amendment,  alteration  or repeal would not impair the ratings then assigned to the MMP Shares.

     MMP Shares Basic Maintenance Amount. The Company must maintain,  as of each
Valuation Date on which any MMP Shares are  outstanding,  Eligible Assets having an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance
Amount,  which is  calculated  separately  for each  Rating  Agency that is then rating the MMP Shares and so requires. If the Company fails to maintain Eligible
Assets  having an aggregated  Discounted  Value at least equal to the MMP Shares
Basic Maintenance  Amount as of any Valuation Date and such failure is not cured on or before the related Asset  Coverage Cure Date, the Company will be required in certain  circumstances to redeem certain of the MMP Shares.  See "Description of Money Market Cumulative Preferred Shares."

     The MMP Shares Basic Maintenance Amount as of any Valuation Date is defined in the Rating Agency Guidelines as the dollar amount equal to:

    (1) the sum of

          (A) the product  resulting from  multiplying the number of outstanding
     MMP  Shares  of each  series on such date by  $25,000  plus any  redemption premium;

          (B) the aggregate  amount of accrued  dividends at the Applicable Rate to and  including  the  first  Interest  Payment  Date  that  follows  such
     Valuation Date (or to the 30th day after such Valuation  Date, if such 30th day occurs before the first following Interest Payment Date);

          (C) the amount of anticipated Company non-interest expenses for the 90 days subsequent to such Valuation Date;

                                       37

          (D) the amount of the current outstanding balances of any indebtedness senior to the MMP Shares plus interest  actually  accrued  together with 30 days' additional interest on the current outstanding balances calculated at the current rate; and

          (E) any current liabilities,  payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any  redemption  premium  due with  respect  to MMP Shares for which a Notice of Redemption has been given,  as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D); less

     (2) any cash  plus the  value of any of the  Company's  assets  irrevocably deposited by the Company for the payment of any  obligation  described in (1)(B)
through  (1)(E)  ("value," for purposes of this clause (2), means the Discounted
Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

     Each Rating Agency may amend the definition of MMP Shares Basic Maintenance
Amount from time to time.

     The Market Value of the Company's portfolio securities (used in calculating the Discounted Value of Eligible  Assets) is calculated using readily  available market  quotations  when  appropriate,  and in any event, is consistent with the
Company's  Valuation  Procedures.  For the purpose of calculating the MMP Shares
Basic Maintenance Amount,  portfolio securities are valued in the same manner as the  Company  calculates  its net  asset  value.  See "Net  Asset  Value" in the
Statement of Additional Information.

     Each Rating  Agency's  Discount  Factors,  the  criteria  used to determine whether the assets held in the Company's  portfolio are Eligible Assets, and the guidelines  for  determining  the  Discounted  Value of the Company's  portfolio holdings  for  purposes  of  determining  compliance  with the MMP Shares  Basic
Maintenance  Amount  are  based  on  Rating  Agency  Guidelines  established  in connection  with  assigning  a rating to the MMP  Shares.  The  Discount  Factor relating to any asset of the Company,  the MMP Shares Basic Maintenance  Amount,
the assets eligible for inclusion in the calculation of the Discounted  Value of the  Company's  portfolio  and certain  definitions  and methods of  calculation relating  thereto  may be  changed  from time to time by the  applicable  Rating
Agency, without the approval of the Company, Board of Directors,  holders of MMP
Shares or  stockholders.  A Rating Agency's  Guidelines will apply to MMP Shares only so long as such Rating  Agency is rating the MMP Shares.  The Company  will pay  certain  fees to Moody's  and Fitch and any Other  Rating  Agency  that may provide a rating for the MMP Shares.  The ratings assigned to MMP Shares are not recommendations to buy, sell or hold MMP Shares.  Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

     1940 Act MMP  Shares  Asset  Coverage.  The  Company  also is  required  to maintain,  with respect to MMP Shares,  as of the last Business Day on any month in which any MMP Shares are  outstanding,  asset  coverage  of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset  coverage for senior  securities  representing  shares of a closed-end  investment  company as a condition  of  declaring  dividends  on its common  stock) ("1940 Act MMP Shares Asset  Coverage").  If the Company fails to maintain the 1940 Act MMP Shares Asset  Coverage as of the last  Business Day of any  month and such  failure  is not  cured as of the last  Business  Day of the following month (the "Asset  Coverage Cure Date"),  the Company will be required to redeem  certain MMP  Shares.  See  "Description  of Money  Market  Cumulative
Preferred Shares."

     The Company  estimates that based on the composition of its portfolio as of
November 30, 2005,  assuming the issuance of all MMP Shares  offered  hereby and giving effect to the deduction of  underwriting  discounts and  commissions  and estimated  offering costs related thereto  estimated at $ , and the satisfaction of all  outstanding  indebtedness  under the Credit  Facility,  the 1940 Act MMP
Shares Asset Coverage would be:

      Value of Company assets less all liabilities
                not represented by senior securities   =     $                       =        %
    -------------------------------------------------        -------------
    Senior securities representing indebtedness plus         $
     aggregate liquidation preference of MMP Shares

     Notices.  The Company  anticipates that under the Rating Agency Guidelines, after the Original  Issue Date and in certain other  circumstances,  the Company will be  required to deliver to any Rating  Agency  which is then rating the MMP
Shares (1) a certificate with respect to the calculation of the MMP Shares Basic
Maintenance  Amount;  (2) a certificate  with respect to the  calculation of the
1940 Act MMP Shares Asset  Coverage and the value of the  portfolio  holdings of the Company; and (3) a letter prepared by the Company's independent  accountants regarding the accuracy of such calculations.

                                       38

     Notwithstanding   anything  herein  to  the  contrary,  the  Rating  Agency
Guidelines, as they may be amended from time to time by each Rating Agency, will be  reflected  in a written  document  and may be amended by each Rating  Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of MMP Shares, or any common stockholder of the Company.

     A copy of the  current  Rating  Agency  Guidelines  will be provided to any holder of MMP Shares promptly upon written request by such holder to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

             DESCRIPTION OF MONEY MARKET CUMULATIVE PREFERRED SHARES

     The  following  is a brief  description  of the terms of MMP  Shares.  This description  does not purport to be complete and is subject to and  qualified in its  entirety by reference to the more  detailed  description  of Series I Money
Market  Cumulative  Preferred  Shares in the Articles  Supplementary,  a form of which is attached  as Appendix A to the  Statement  of  Additional  Information.
Capitalized  terms not otherwise  defined in the Prospectus  shall have the same meaning as defined in the Articles Supplementary.

General

     The Company's Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $0.001 per share, with such  preferences,  conversion or other rights,  voting  powers,  restrictions,  limitations as to dividends or other  distributions,  qualifications  and terms and conditions of redemption as determined  by the  Board  of  Directors  (subject  to  applicable  law  and the
Company's charter) without the approval of common stockholders. In addition, the
Board of Directors, without any action by the Company's stockholders,  may amend the Company's  charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock  that the  Company has  authority to issue.  The Articles  Supplementary  currently  authorize  the issuance of up to MMP Shares.  The MMP Shares have a  liquidation  preference of
$25,000 per share,  plus all  accumulated but unpaid  dividends  (whether or not earned or  declared)  to the date of final  distribution.  The MMP  Shares  when issued and sold through this offering (1) will be fully paid and non-assessable,
(2) will not be  convertible  into shares of common  stock or other stock of the
Company,  (3) will have no preemptive rights, and (4) will not be subject to any sinking  fund.  The MMP  Shares  will  be  subject  to  optional  and  mandatory redemption as described below under "Redemption."

     Holders of MMP Shares  will not  receive  certificates  representing  their ownership  interest in such shares.  The Depository  Trust Company  ("DTC") will initially act as Securities Depository for the Agent Members with respect to the
MMP Shares.

     In addition to serving as the Auction Agent in connection  with the Auction
Procedures  described  below,  the Auction Agent will act as the transfer agent, registrar, and paying agent for the MMP Shares.  Furthermore,  the Auction Agent will send  notices to holders of MMP Shares of any  meeting at which  holders of
MMP Shares have the right to vote. See "-- Voting Rights"  below.  However,  the
Auction Agent generally will serve merely as the agent of the Company, acting in accordance with the Company's instructions.

     Except in an  Auction,  the  Company  will  have the  right (to the  extent permitted by applicable law) to purchase or otherwise  acquire any MMP Share, so long as the Company is current in the payment of dividends on the MMP Shares and on any other shares of the Company  ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation.

Dividends and Dividend Periods

     General.  Holders of MMP Shares will be entitled to receive cash dividends, when,  as and if  authorized  by the  Board of  Directors  and  declared  by the
Company,  out of funds  legally  available  therefor,  on the  initial  Dividend
Payment Date with respect to the initial  Dividend  Period and,  thereafter,  on each  Dividend  Payment  Date  with  respect  to a  subsequent  Dividend  Period
(generally  a period of days,  subject  to certain  exceptions)  at the rate per annum  equal to the  Applicable  Rate for each  Dividend  Period.  Dividends  so declared and payable shall be paid to the extent  permitted  under  Maryland law and to the  extent  available  and  in  preference  to  and  priority  over  any distribution  declared  and  payable on the  common  stock.  Dividends  shall be payable  from the  Company's  earnings  and  profits.  Because of the  Company's emphasis on  investments  in MLPs,  there is a  possibility  that  earnings  and profits would not be sufficient to pay dividends on MMP Shares.  In such a case, dividends  would be paid from cash flow in excess of  earnings  and  profits and would be treated as return of capital.

     On the Business Day next preceding each Dividend  Payment Date, the Company is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Company does not intend to establish any reserves for the payment of dividends.

                                       39

     All moneys paid to the Paying Agent for the payment of  dividends  shall be held in trust for the payment of such  dividends to each Holder.  Each  dividend will be paid by the Paying  Agent to the  Holders as their  names  appear on the share ledger or share records of the Company,  which Holder(s) is expected to be the nominee of the Securities Depository.  The Securities Depository will credit the accounts of the Agent Members of the  Beneficial  Owners in accordance  with the Securities  Depository's  normal  procedures.  The  Securities  Depository's current procedures  provide for it to distribute  dividends in same-day funds to
Agent  Members who are in turn  expected to  distribute  such  dividends  to the persons  for whom they are acting as agents.  The Agent  Member of a  Beneficial
Owner  will be  responsible  for  holding or  disbursing  such  payments  on the applicable Dividend Payment Date to such Beneficial Owner in accordance with the instructions of such beneficial owner.

     Dividends in arrears for any past Dividend  Period may be declared and paid at any time,  without  reference to any regular  Dividend  Payment  Date, to the
Holder(s)  as its name  appears  on the  share  ledger or share  records  of the
Company on such date,  not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.  Any dividend  payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be  payable  in respect of any  dividend  payment  or  payments  which may be in arrears. See "Default Period" below.

     The amount of dividends  per share  payable (if  declared) on each Dividend
Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption  during such Dividend  Period) shall be computed by  multiplying  the  Applicable  Rate (or the Default  Rate) for such  Dividend
Period (or a portion thereof) by a fraction,  the numerator of which will be the number of days in such Dividend Period (or portion  thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360,  multiplying the amount so obtained by
$25,000 per share, and rounding the amount so obtained to the nearest cent.

     Determination  of Dividend Rate. The dividend rate for the initial Dividend
Period  (i.e.,  the period from and  including  the  Original  Issue Date to and including the initial  Auction Date) and the initial  Auction Date are set forth on the  cover  page of the  Prospectus.  For each  subsequent  Dividend  Period, subject to certain  exceptions,  the dividend rate will be the  Applicable  Rate that the Auction Agent advises the Company has resulted from an Auction.

     The  initial  Dividend  Period for the MMP Shares  shall be days.  Dividend
Periods  after the initial  Dividend  Period shall  either be Standard  Dividend
Periods or, subject to certain  conditions  and with notice to Holders,  Special
Dividend Periods.

     A Special Dividend Period will not be effective unless, among other things,
Sufficient  Clearing  Bids  exist at the  Auction  in  respect  of such  Special
Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential  Holders is at least equal to the number of shares  subject to Sell
Orders by Existing Holders).

     Dividends will  accumulate at the  Applicable  Rate from the Original Issue
Date and shall be payable on each subsequent Dividend Payment Date. For Dividend
Periods of less than 30 days,  Dividend  Payment  Dates shall occur on the first
Business Day following the last day of such Dividend Period and, if greater than
30 days,  then on a monthly basis on the first Business Day of each month within such  Dividend  Period and on the  Business Day  following  the last day of such
Dividend  Period.  Dividends will be paid through the  Securities  Depository on each Dividend Payment Date.

     Except during a Default  Period,  as described  below,  the Applicable Rate resulting  from an Auction will not be greater than the Maximum  Rate,  which is equal to the Applicable  Percentage of the Reference Rate, subject to upward but not  downward  adjustment  in the  discretion  of the Board of  Directors  after
consultation  with  the  Broker-Dealers.   The  Applicable  Percentage  will  be
determined based on the lower of the credit ratings assigned on that date to the
MMP Shares by Moody's and Fitch, as follows:

                Moody's                     Fitch              Applicable         `
             Credit Rating              Credit Rating          Percentage
         --------------------      ---------------------       ----------
             Aa3 or above             AA - or above              200%
               A3 to A1                 A - to A+                250%
             Baa3 to Baa1             BBB - to BBB+              275%
              Below Baa3               Below BBB -               300%

     The  Reference  Rate is the  greater  of (1) the  applicable  AA  Composite
Commercial  Paper  Rate (for a  Dividend  Period of fewer  than 184 days) or the applicable  Treasury Index Rate (for a Dividend  Period of 184 days or more), or
(2) the  applicable  LIBOR.  For  Standard  Dividend  Periods or less only,  the
Applicable  Rate  resulting  from an Auction  will not be less than the  Minimum
Rate,  which is 70% of the  applicable  AA Composite  Commercial  Paper Rate. No
Minimum Rate is specified for Auctions with respect to Dividend  Periods of more than the Standard Dividend Period.

                                       40

     The Maximum Rate for the MMP Shares will apply  automatically  following an
Auction for such  shares in which  Sufficient  Clearing  Bids have not been made
(other  than  because all shares of MMP Shares were  subject to  Submitted  Hold
Orders).  If an  Auction  for any  Dividend  Period is not held for any  reason, including  because  there  is  no  Auction  Agent  or  Broker-Dealer,  then  the
Applicable  Rate on the MMP Shares  for any such  Dividend  Period  shall be the
Maximum Rate (except for circumstances in which the Dividend Rate is the Default
Rate, as described below).

     The All Hold Rate will apply  automatically  following  an Auction in which all of the  outstanding  shares are  subject to (or are deemed to be subject to)
Submitted  Hold Orders.  The All Hold Rate is 80% of the applicable AA Composite
Commercial Paper Rate.

     Prior to each Auction,  Broker-Dealers  will notify  Holders of the term of
the  next  succeeding   Dividend  Period  as  soon  as  practicable   after  the
Broker-Dealers  have been so advised by the Company.  After each Auction, on the
Auction Date,  Broker-Dealers will notify Holders of the Applicable Rate for the next  succeeding  Dividend Period and of the Auction Date of the next succeeding
Auction.

     Designation of Dividend Period.  The Company will designate the duration of
Dividend Periods of MMP Shares;  provided,  however, that no such designation is necessary for a Standard  Dividend  Period and that any designation of a Special
Dividend  Period shall be effective  only if (1) notice  thereof shall have been given as provided  herein,  (2) any  failure to pay in the timely  manner to the
Auction  Agent the full amount of any dividend on, or the  redemption  price of,
MMP Shares  shall  have been  cured as set forth  under  "Default  Period,"  (3)
Sufficient  Clearing  Bids shall have  existed in an Auction held on the Auction
Date  immediately  preceding  the first day of such  proposed  Special  Dividend
Period,  (4) the  Redemption  Price with  respect to such shares shall have been deposited  with the Paying  Agent,  if the Company shall have mailed a notice of redemption with respect to any shares,  as described under  "Redemption"  below, and (5) in the case of the designation of a Special Dividend Period, the Company has confirmed  that, as of the Auction Date next preceding the first day of such
Special  Dividend  Period,  it has Eligible Assets with an aggregate  Discounted
Value at least  equal to the MMP Shares  Basic  Maintenance  Amount (as  defined above) and has consulted with the  Broker-Dealers  and has provided notice and a
MMP Shares Basic  Maintenance  Report to each Rating Agency which is then rating the MMP Shares and so requires.

     Designation  of a Special  Dividend  Period.  If the  Company  proposes  to designate  any Special  Dividend  Period,  not fewer than seven (or two Business
Days in the event the  duration of the  Dividend  Period  prior to such  Special
Dividend  Period is fewer than eight days) nor more than 30 Business  Days prior to the first day of such Special  Dividend  Period,  notice shall be (1) made by press release and (2)  communicated  by the Company by telephonic or other means to the Auction Agent and  confirmed in writing  promptly  thereafter.  Each such notice  shall  state (A) that the Company  proposes  to  exercise  its option to designate a succeeding  Special Dividend  Period,  specifying the first and last days thereof and (B) that the Company  will, by 3:00 p.m. New York City time, on the second  Business Day next  preceding the first day of such Special  Dividend
Period,  notify the Auction Agent, who will promptly notify the  Broker-Dealers, of either (x) its determination,  subject to certain conditions, to proceed with such Special  Dividend Period,  subject to the terms of any Specific  Redemption
Provisions,  or (y) its  determination not to proceed with such Special Dividend
Period in which latter event the succeeding  Dividend Period shall be a Standard
Dividend Period.

     No later than 3:00 p.m.,  New York City time,  on the second  Business  Day next  preceding  the first day of any  proposed  Special  Dividend  Period,  the
Company shall  deliver to the Auction  Agent,  who will promptly  deliver to the
Broker-Dealers and Existing Holders, either:

          (1) a notice  stating (A) that the Company has determined to designate
     the  next  succeeding   Dividend  Period  as  a  Special  Dividend  Period,
     specifying  the  first  and  last  days  thereof  and (B) the  terms of any
     Specific Redemption Provisions; or

          (2) a notice  stating that the Company has  determined not to exercise its option to designate a Special Dividend Period.

     If the Company  fails to deliver  either  such  notice with  respect to any designation of any proposed  Special  Dividend Period to the Auction Agent or is
unable to make the  confirmation  described  above by 3:00  p.m.,  New York City time, on the second  Business Day next  preceding the first day of such proposed
Special Dividend Period,  the Company shall be deemed to have delivered a notice to the  Auction  Agent with  respect to such  Dividend  Period to the effect set forth in clause (2) above, thereby resulting in a Standard Dividend Period.

     Default Period. Subject to cure provisions, a "Default Period" with respect to the MMP  Shares  will  commence  on any date  the  Company  fails to  deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New
York City time,  (A) the

                                       41

full amount of any declared  dividend  payable on the  Dividend  Payment Date (a
"Dividend  Default")  or (B)  the  full  amount  of any  redemption  price  (the
"Redemption  Price") payable on the date fixed for redemption  (the  "Redemption
Date")  (a  "Redemption   Default",   and  together  with  a  Dividend  Default,
hereinafter referred to as "Default").

     Subject to cure  provisions,  a Default  Period with  respect to a Dividend
Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid  dividends and any unpaid  Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying
Agent. In the case of a Dividend Default,  the Applicable Rate for each Dividend
Period commencing during a Default Period will be equal to the Default Rate, and each  subsequent  Dividend  Period  commencing  after the beginning of a Default
Period  shall  be a  Standard  Dividend  Period;  provided,  however,  that  the commencement of a Default Period will not by itself cause the  commencement of a new Dividend Period.

     No Auction shall be held during a Default  Period.  No Default  Period with respect to a Dividend Default or Redemption  Default shall be deemed to commence if the amount of any  dividend or any  Redemption  Price due (if such default is not solely due to the willful  failure of the Company) is deposited  irrevocably in trust,  in same-day  funds with the Paying Agent by 12:00 noon, New York City time within three  Business Days after the applicable  Dividend  Payment Date or
Redemption  Date,  together  with an amount equal to the Default Rate applied to the amount of such  non-payment  based on the actual  number of days  comprising such period  divided by 360.  The Default  Rate shall be equal to the  Reference
Rate multiplied by three.

Restrictions on Dividend, Redemption and Other Payments

     Under the 1940 Act,  the  Company may not (1)  declare  any  dividend  with respect  to  preferred  stock,  including  MMP  Shares,  if, at the time of such declaration  (and after giving effect  thereto),  asset coverage with respect to the  Tortoise  Notes (or any other  Borrowings)  of the Company  that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such  other  percentage  as may in the future be  specified  in or under  the  1940  Act  as the  minimum  asset  coverage  for  senior  securities representing  indebtedness of a closed-end  investment company as a condition of
declaring   dividends  on  its  preferred   stock)  or  (2)  declare  any  other
distribution  on preferred  stock,  including MMP Shares,  or purchase or redeem preferred  stock if at the time of the  declaration  (and  after  giving  effect thereto),  asset  coverage with respect to the Tortoise Notes (or any other such
Borrowings) that are senior securities  representing  indebtedness would be less than 300% (or such  other  percentage  as may in the future be  specified  in or under  the  1940  Act  as the  minimum  asset  coverage  for  senior  securities representing  indebtedness of a closed-end  investment company as a condition of declaring  distributions,  purchases  or  redemptions  of its  shares of capital stock).

     "Senior  securities  representing  indebtedness"  generally means any bond, debenture,  note or similar  obligation  or instrument  constituting  a security
(other  than stock) and  evidencing  indebtedness  and  includes  the  Company's obligations  under its outstanding  Tortoise Notes.  For purposes of determining asset coverage for senior  securities  representing  indebtedness  in connection with  the  payment  of  dividends  or other  distributions  on or  purchases  or redemptions of stock, the term "senior security" does not include any promissory note or other  evidence of  indebtedness  issued in  consideration  of any loan, extension  or renewal  thereof,  made by a bank or other  person  and  privately arranged,  and  not  intended  to be  publicly  distributed.  The  term  "senior security"  also does not include any such  promissory  note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not  exceeding  5% of the value of the total  assets of the Company at the  time  the loan is made;  a loan is  presumed  under  the 1940 Act to be for temporary  purposes  if it is  repaid  within  60 days  and is not  extended  or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage  requirements  described above apply in connection  with dividends or  distributions  on, or purchases or redemptions of, MMP Shares,  such asset coverages may be calculated on the basis of values  calculated  as of a time  within 48 hours (not  including  Sundays or holidays) next preceding the time of the applicable determination.

     In  addition,  a  declaration  of a dividend  or other  distribution  on or purchase or redemption  of MMP Shares may be prohibited  (1) at any time that an event of default under Tortoise Notes (or any other Borrowings) has occurred and is  continuing;  (2) if, after giving  effect to such  declaration,  the Company would not have eligible portfolio  holdings with an aggregated  discounted value at least equal to any asset coverage requirements associated with Tortoise Notes
(or Borrowings); or (3) the Company has not redeemed the full amount of Tortoise
Notes (or any other  Borrowings),  required to be redeemed by any  provision for mandatory redemption.

     Upon  failure to pay  dividends  for two years or more,  the holders of MMP
Shares will acquire  certain  additional  voting rights.  See "-- Voting Rights"
below.  Such rights shall be the  exclusive  remedy of the Holders of MMP Shares upon any failure to pay dividends on MMP Shares.

                                       42

     For so long as any MMP Shares are  outstanding,  except as  contemplated by the Articles  Supplementary,  the Company will not declare, pay or set apart for
payment  any  dividend  or  other   distribution   (other  than  a  dividend  or
distribution paid in shares of, or options,  warrants or rights to subscribe for or purchase,  common stock or other shares of stock,  if any,  ranking junior to
MMP Shares as to dividends or upon  liquidation) with respect to common stock or any other shares of the Company ranking junior to or on a parity with MMP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise  acquire for  consideration  any common stock or any other such junior shares (except by conversion  into or exchange for shares of the Company ranking junior to MMP Shares as to dividends  and upon  liquidation)  or any such parity shares (except by conversion  into or exchange for shares of the Company ranking junior to or on a parity with MMP Shares as to dividends and upon  liquidation), unless (1) there is no event of default  under the Tortoise  Notes (or any other
Borrowings)  that is continuing;  (2) immediately  after such  transaction,  the
Company would have Eligible Assets with an aggregate  Discounted  Value at least equal to the MMP Shares Basic Maintenance  Amount and the Company would maintain the 1940 Act MMP Shares Asset  Coverage (see "Rating  Agency  Guidelines");  (3)
immediately  after the  transaction,  the Company would have eligible  portfolio holdings  with an  aggregated  discounted  value  at least  equal  to the  asset
coverage  requirements,   if  any,  under  the  Tortoise  Notes  (or  any  other
Borrowings),  (4) full cumulative dividends on MMP Shares due on or prior to the date of the  transaction  have been  declared and paid;  and (5) the Company has redeemed the full number of MMP Shares  required to be redeemed by any provision for  mandatory  redemption  contained  in the  Articles  Supplementary  (see "--
Redemption").

Redemption

     Optional  Redemption.  To the  extent  permitted  under  the  1940  Act and
Maryland  law, the Company at its option may redeem MMP Shares having a Dividend
Period of one year or less, in whole or in part, out of funds legally  available therefor, on the Dividend Payment Date upon not less than 15 calendar days', and not more than 40 calendar days', prior notice.  This optional  redemption is not available  during the initial  Dividend  Period and the Company shall not effect any optional  redemption  unless after giving effect thereto (1) the Company has available  certain  Deposit  Securities  with maturity or tender dates not later than the day preceding  the  applicable  redemption  date and having a value not less than the amount  (including any  applicable  premium) due to Holders of MMP
Shares by  reason of the  redemption  of MMP  Shares on such date  fixed for the redemption,  and (2) the Company  would have  Eligible  Assets with an aggregate
Discounted Value at least equal to the MMP Shares Basic Maintenance  Amount. The optional  redemption price per share shall be $25,000 per share,  plus an amount equal to  accumulated  but unpaid  dividends  thereon  (whether or not earned or declared) to the date fixed for redemption.  MMP Shares having a Dividend Period of more than one year are  redeemable at the option of the Company,  in whole or in  part,  out of  funds  legally  available  therefor,  prior to the end of the relevant  Dividend  Period,  upon not less than 15 calendar days',  and not more than 40  calendar  days',  prior  notice,  subject  to any  Specific  Redemption
Provisions,  which may include the  payment of  redemption  premiums in the sole discretion of the Board of Directors.

     The Company also reserves the right to  repurchase  MMP Shares in market or other  transactions from time to time in accordance with applicable law and at a price  that  may be more or less  than  the  liquidation  preference  of the MMP
Shares, but is under no obligation to do so.

     Mandatory Redemption. If the Company fails to maintain Eligible Assets with an aggregate Discounted Value at least equal to the MMP Shares Basic Maintenance
Amount as of any Valuation  Date or the 1940 Act MMP Shares Asset Coverage as of
the last  Business  Day of any month,  and such  failure is not cured within ten
Business Days following such Valuation Date in the case of a failure to maintain the MMP  Shares  Basic  Maintenance  Amount or by the last  Business  Day of the following  month in the case of a failure  to  maintain  the 1940 Act MMP Shares
Asset  Coverage  (each an "Asset  Coverage  Cure Date"),  the MMP Shares will be subject to mandatory  redemption out of funds legally  available  therefor.  See
"Rating  Agency  Guidelines."  The number of MMP Shares to be  redeemed  in such circumstances  will be equal to the  lesser  of (1) the  minimum  number  of MMP
Shares the redemption of which, if deemed to have occurred  immediately prior to the opening of business on the relevant Asset  Coverage Cure Date,  would result in the Company having sufficient Eligible Assets to restore the MMP Shares Basic
Maintenance  Amount or  sufficient  to  satisfy  the 1940 Act MMP  Shares  Asset
Coverage,  as the case may be, in either case as of the relevant  Asset Coverage
Cure Date  (provided  that,  if there is no such  minimum  number of shares  the redemption of which would have such result, all MMP Shares then outstanding will be redeemed),  and (2) the maximum number of MMP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory  Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Company shall allocate the number of shares  required to be redeemed to satisfy the MMP Shares Basic Maintenance Amount or the 1940 Act MMP Shares Asset
Coverage,  as the case may be,  pro rata  among  the  Holders  of MMP  Shares in proportion  to the number of shares they hold, by lot or by such other method as the Company shall deem fair and equitable,  subject to any mandatory  redemption provisions.

                                       43

     The Company is required  to effect  such a mandatory  redemption  not later than 40 days  after the Asset  Coverage  Cure  Date (the  "Mandatory  Redemption
Date"), except that if the Company does not have funds legally available for the redemption  of, or is not  otherwise  legally  permitted  to redeem,  all of the required number of MMP Shares that are subject to mandatory  redemption,  or the
Company  otherwise  is  unable  to effect  such  redemption  on or prior to such
Mandatory  Redemption  Date,  the Company  will  redeem  those MMP Shares on the earliest  practicable  date on which the Company will have such funds available, upon notice to record owners of shares of MMP Shares and the Paying  Agent.  The
Company's  ability  to  make  a  mandatory  redemption  may  be  limited  by the provisions of the 1940 Act or Maryland law.

     The  redemption  price per share in the event of any  mandatory  redemption will be  $25,000  per  share,  plus an amount  equal to  accumulated  but unpaid dividends  (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend  Period of more than one year only) a redemption premium,  if any,  determined  by the Board of Directors in its sole  discretion after  consultation  with the  Broker-Dealers  and set  forth in any  applicable
Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption  Procedure.  Pursuant  to Rule  23c-2  under the 1940  Act,  the
Company  will file a notice  of its  intention  to redeem  with the SEC so as to provide  at least the  minimum  notice  required  by such Rule or any  successor provision  (notice  currently  must be filed with the SEC  generally at least 30 days  prior to the  redemption  date).  The  Company  shall  deliver a notice of redemption to the Auction Agent  containing the information  described below one
Business Day prior to the giving of notice to Holders in the case of an optional redemption  and on or prior to the 30th day preceding  the Mandatory  Redemption
Date in the case of a  mandatory  redemption.  The  Auction  Agent  will use its reasonable  efforts to provide  notice to each  Holder of MMP Shares  called for redemption  by  electronic  means not later  than the close of  business  on the
Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed  (or,  during a Default  Period  with  respect to such shares,  not later than the close of business on the  Business  Day  immediately following the day on which the Auction Agent receives  notice of redemption from the Company).  Such notice will be confirmed  promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing  the  notice  to each  Holder  of  shares  of MMP  Shares  called  for redemption,  the Paying  Agent (if  different  from the  Auction  Agent) and the
Securities  Depository  ("Notice of  Redemption").  Notice of Redemption will be addressed  to the  registered  owners  of the  MMP  Shares  at  their  addresses appearing on the share  records of the  Company.  Such notice will set forth (1)
the  redemption  date, (2) the number and identity of MMP Shares to be redeemed,
(3) the redemption price  (specifying the amount of accumulated  dividends to be included  therein and the amount of the  redemption  premium,  if any), (4) that dividends  on the  shares  to be  redeemed  will  cease  to  accumulate  on such redemption  date, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect  the  validity  of the  redemption  proceedings,  except as  required  by applicable law.

     If fewer than all of the shares of MMP Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Company on a pro rata basis in  proportion  to the number of shares held by such Holder,  by lot or by such other  method as is  determined  by the  Company to be fair and  equitable, subject to the terms of any Specific  Redemption  Provisions.  MMP Shares may be
subject  to  mandatory  redemption  notwithstanding  the  terms of any  Specific
Redemption  Provisions.  The Auction  Agent will give  notice to the  Securities
Depository,  whose  nominee will be the record  Holder of all of the MMP Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will  determine  the number of shares to be  redeemed  from the  account of each
Beneficial  Owner for which it acts as agent.  An Agent  Member  may  select for redemption  shares from the accounts of some Beneficial Owners without selecting for redemption any shares from the accounts of other Beneficial  Owners. In this case, in selecting  the MMP Shares to be redeemed,  the Agent Member will select by lot or by other fair and equitable method.  Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the  shares,  the  particular  shares to be  redeemed  shall be  selected by the
Company by lot, on a pro rata basis or by such other method as the Company shall deem fair and equitable, as contemplated above.

     If Notice of  Redemption  has been  given,  then upon the  deposit of funds sufficient  to effect such  redemption,  dividends  on such shares will cease to accumulate  and such shares will be no longer deemed to be  outstanding  for any purpose  and all rights of the  Holders  of the shares so called for  redemption will  cease and  terminate,  except the right of the  Holders of such  shares to receive the redemption price, but without any interest or additional amount. The
Company shall be entitled to receive from the Paying Agent,  promptly  after the date fixed for redemption, any cash deposited with the Paying Agent in excess of
(1) the aggregate  redemption  price of the MMP Shares called for  redemption on such date and (2) such other  amounts,  if any,  to which  Holders of MMP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed two years after such  redemption  date will be paid, to the extent  permitted by law, by the Paying  Agent to the Company upon its  request.  Subsequent  to such payment,  Holders  of MMP  Shares  called  for  redemption  may look only to the
Company for payment.

                                       44

     So  long  as any MMP  Shares  are  held of  record  by the  nominee  of the
Securities Depository,  the redemption price for such shares will be paid on the redemption  date to the nominee of the  Securities  Depository.  The  Securities
Depository's  normal  procedures  provide for it to distribute the amount of the redemption  price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding  the  provisions  for redemption  described  above,  no MMP
Shares may be redeemed  unless all dividends in arrears on the  outstanding  MMP
Shares,  and all shares of the  Company  ranking on a parity with the MMP Shares with respect to the payment of dividends or upon  liquidation,  have been or are being contemporaneously paid or set aside for payment, except in connection with the  liquidation  of the  Company  in which  case all MMP  Shares and all shares ranking in parity with the MMP Shares  must  receive  proportionate  amounts and that the  foregoing  shall not prevent the  purchase or  acquisition  of all the outstanding  MMP Shares  pursuant to the  successful  completion of an otherwise lawful  purchase or exchange  offer made on the same terms to, and  accepted by,
Holders of all outstanding MMP Shares.

     Except  for  the  provisions  described  above,  nothing  contained  in the
Articles  Supplementary  limits any legal  right of the  Company to  purchase or otherwise  acquire  any MMP Shares  outside of an Auction at any price,  whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption,  so long as, at the time of any such purchase, there is no  arrearage  in the  payment of  dividends  on, or the  mandatory  or optional redemption  price with respect to any MMP Shares for which Notice of  Redemption has been  given and the  Company is in  compliance  with the 1940 Act MMP Shares
Asset  Coverage and has Eligible  Assets with an aggregate  Discounted  Value at least equal to the MMP Shares Basic  Maintenance  Amount after giving  effect to such  purchase  or  acquisition  on the  date  thereof.  Any  shares  which  are purchased,  redeemed or otherwise  acquired by the Company  shall be returned to the status of authorized but unissued shares.  If fewer than all the outstanding
MMP Shares are redeemed or otherwise acquired by the Company,  the Company shall give notice of such  transaction  to the Auction Agent,  in accordance  with the procedures agreed upon by the Board of Directors.

Liquidation Rights

     In the event of a liquidation,  dissolution or winding up of the affairs of the Company,  whether  voluntary or involuntary,  the Holders of MMP Shares then outstanding  and any other  shares  ranking on a parity with the MMP Shares then outstanding,  in preference to the holders of common stock,  will be entitled to payment out of the assets of the Company, or the proceeds thereof, available for distribution  to stockholders  after  satisfaction of claims of creditors of the
Company,  including  the  holders  of  any  outstanding  Tortoise  Notes,  of  a liquidation  preference  in the  amount  equal to  $25,000  per share of the MMP
Shares, plus an amount equal to accumulated  dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying
Agent.  However,  Holders of MMP Shares  will not be  entitled to any premium to which such Holder might be entitled to receive upon certain  redemptions of such
MMP Shares.  After payment of the full amount of such liquidating  distribution, the Holders of the MMP Shares will not be entitled to any further  participation in any distribution of assets of the Company.

     If, upon any such liquidation,  dissolution or winding up of the affairs of the  Company,  whether  voluntary  or  involuntary,  the  assets of the  Company available for distribution among the holders of all outstanding preferred stock, including the MMP Shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled,  then  available  assets shall be  distributed  among the  holders of all  outstanding  preferred  stock, including the MMP Shares,  ratably in any such  distribution of assets according to the  respective  amounts  which  would be payable  on all such  shares if all amounts thereon were paid in full. Upon the dissolution,  liquidation or winding up of the  affairs of the  Company,  whether  voluntary  or  involuntary,  until payment  in full  is  made  to the  Holders  of MMP  Shares  of the  liquidating distribution to which they are entitled,  (1) no dividend or other  distribution shall be made to the holders of common  stock or any other class of stock of the
Company  ranking junior to MMP Shares upon  dissolution,  liquidation or winding up, and (2) no purchase,  redemption or other  acquisition for any consideration by the  Company  shall be made in respect of common  stock or any other class of stock of the Company ranking junior to MMP Shares upon dissolution,  liquidation or winding up.

     A consolidation,  reorganization  or merger of the Company with or into any company,  or a sale, lease or exchange of all or substantially all of the assets of the Company in consideration for the issuance of equity securities of another company,  shall not be deemed to be a liquidation,  dissolution or winding up of the Company.

     In  determining  whether  a  distribution  (other  than upon  voluntary  or involuntary  liquidation),  by dividend,  redemption or otherwise,  is permitted under  Maryland  law,  amounts  that would be needed,  if the Company were to be dissolved at the time of the distribution, to satisfy the liquidation preference of the MMP Shares will not be added to the Company's total liabilities.

                                       45

Voting Rights

     Except as  otherwise  indicated  in the Charter or Bylaws,  or as otherwise required by  applicable  law,  Holders of MMP Shares have one vote per share and vote together with holders of common stock as a single class.  Under  applicable rules of the NYSE, the Company is currently  required to hold annual meetings of stockholders.

     In connection  with the election of the Board of Directors,  the holders of outstanding preferred stock,  including MMP Shares,  represented in person or by proxy at said meeting,  shall be entitled,  as a class,  to the exclusion of the holders of all other  securities  and classes of stock to elect two directors of the  Company.  The holders of  outstanding  common  stock and  preferred  stock, including MMP Shares, voting together as a single class, shall elect the balance of the directors. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date,  accumulated  dividends  (whether or not earned or declared) on the preferred  stock,  including MMP Shares,  equal to at least two full years' dividends shall be due and unpaid; or (b) at any time holders of any preferred stock,  including MMP Shares, are entitled under the 1940 Act to elect a  majority  of the  directors  of the  Company,  then  the  number  of  members constituting  the Board shall  automatically be increased by the smallest number that,  when added to the two  directors  elected  exclusively  by the holders of preferred stock,  including MMP Shares,  as described above,  would constitute a majority of the Board as so increased by such smallest number;  and at a special meeting of  stockholders  which will be called and held as soon as  practicable, and at all subsequent meetings at which directors are to be elected, the holders of preferred stock,  including MMP Shares,  voting as a separate class,  will be entitled to elect the smallest  number of additional  directors  that,  together with the two  directors  which such  holders  will be in any event  entitled  to elect, constitutes a majority of the total number of directors of the Company as so  increased.  The terms of office of the persons who are directors at the time of that election will continue.  If the Company thereafter shall pay, or declare and set apart for  payment,  in full all  dividends  payable on all  outstanding preferred stock,  including MMP Shares,  for all past Dividend  Periods,  or the
Voting  Period is otherwise  terminated,  the voting  rights stated in the above sentence shall cease, and the terms of office of all of the additional directors elected by the holders of preferred stock,  including MMP Shares (but not of the directors  with  respect to whose  election  the  holders  of common  stock were entitled to vote or the two directors the holders of preferred stock,  including
MMP Shares, have the right to elect in any event), will terminate automatically.
Any MMP Shares  issued after the date hereof shall vote with the MMP Shares as a single class on the matters  described  above, and the issuance of any other MMP
Shares by the Company may reduce the voting power of each MMP Share.

     The  affirmative  vote of the  holders  of a  majority  of the  outstanding preferred stock, including MMP Shares,  determined with reference to a "majority of outstanding  voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to:

     (1) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect  materially  and  adversely  such  preferences,  rights or powers;

     (2) increase the authorized number of preferred stock;

     (3) create,  authorize or issue stock of any class ranking  senior to or in parity with the preferred  stock with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares ranking senior to or in parity with the preferred  stock or reclassify  any  authorized  shares of stock of the  Company  into any stock  ranking  senior to or on parity  with the preferred stock (except that the Board of Directors, without the vote or consent of the holders of preferred stock,  may from time to time authorize,  create and classify,  and the  Company  may from  time to time  issue  shares  or series of preferred  stock,  including other series of MMP Shares,  ranking in parity with the MMP Shares with respect to the payment of dividends and the  distribution of assets  upon  dissolution,  liquidation  or  winding  up of the  affairs  of the
Company, and may authorize, reclassify and/or issue any additional shares of MMP
Shares,  including  shares  previously  purchased  or redeemed  by the  Company, subject to  continuing  compliance by the Company with 1940 Act MMP Shares Asset
Coverage and MMP Shares Basic Maintenance Amount requirements);

     (4) institute any proceedings to be adjudicated  bankrupt or insolvent,  or consent to the institution of bankruptcy or insolvency  proceedings  against it, or file a petition seeking or consenting to  reorganization  or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver,  liquidator,  assignee, trustee,  sequestrator
(or  other  similar  official)  of the  Company  or a  substantial  part  of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable  law,  admit in writing its inability to pay its debts generally as they become due or take any corporate  action in furtherance of any such action;

                                       46

     (5) create,  incur or suffer to exist, or agree to create,  incur or suffer to exist,  or consent to cause or permit in the future (upon the  happening of a contingency or otherwise) the creation,  incurrence or existence of any material
lien,  mortgage,   pledge,  charge,   security  interest,   security  agreement,
conditional sale or trust receipt or other material encumbrance of any kind upon any of the Company's  assets as a whole,  except (A) liens the validity of which are being  contested  in good faith by  appropriate  proceedings,  (B) liens for taxes that are not then due and payable or that can be paid  thereafter  without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the MMP
Shares,  or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions,  forward rate transactions,  put or call options, or other similar transactions,  (D) liens, pledges,  charges,  security interests,  security agreements or other encumbrances arising in connection with any  indebtedness  permitted  under  clause  (6)  below  and (E) liens to secure payment for services rendered including,  without limitation,  services rendered by the Company's custodian and the Auction Agent; or

     (6) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed  money or any direct or indirect  guarantee  of such  indebtedness  for borrowed money or any direct or indirect guarantee of such indebtedness,  except the Company may borrow and issue  senior  securities  as may be permitted by the
Company's investment restrictions;  provided,  however, that transfers of assets by the Company subject to an obligation to repurchase  shall not be deemed to be indebtedness  for  purposes of this  provision to the extent that after any such transaction the Company has Eligible Assets with an aggregate  Discounted  Value at least equal to the MMP Shares Basic Maintenance  Amount as of the immediately preceding Valuation Date.

     In  addition,  the  affirmative  vote of the  holders of a majority  of the outstanding  preferred stock,  including MMP Shares,  voting separately from any other series,  determined  with reference to a "majority of  outstanding  voting securities"  as that term is defined in Section  2(a)(42) of the 1940 Act, shall be required  with  respect to: (1) any plan of  reorganization  (as such term is used in the 1940 Act) adversely  affecting such shares or any action requiring a vote of security  holders of the Company under Section 13(a) of the 1940 Act; or
(2) any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series or classes of the Company's shares of stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right,  preference or power unless such matter
(1) alters or abolishes  any  preferential  right of such  series;  (2) creates, alters or abolishes any right in respect of  redemption  of such series;  or (3)
creates or alters (other than to abolish) any restriction on transfer applicable to such series.

     The  foregoing  voting  provisions  will not apply with  respect to the MMP
Shares if, at or prior to the time when a vote is  required,  such  shares  have been (1) redeemed or (2) called for redemption,  and sufficient funds shall have been deposited in trust to effect such redemption.

     The  Board of  Directors,  without  the vote or  consent  of any  holder of preferred stock,  including MMP Shares, or any other stockholder of the Company, may from time to time modify,  alter or repeal any or all of any definitions set forth in the Rating Agency  Guidelines or add covenants and other obligations of the Company or confirm the  applicability of covenants and other obligations set
forth  in  the  Rating  Agency   Guidelines  in  connection  with  obtaining  or
maintaining  the rating of any Rating  Agency that is then rating the MMP Shares and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of MMP Shares or the holders thereof, provided the
Board of Directors  receives written  confirmation from such Rating Agency (such confirmation in no event being required to be obtained from a particular  Rating
Agency with respect to definitions or other provisions  relevant only to another
Rating Agency's rating) that any such  modification,  alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

     Also, subject to compliance with applicable law, the Board of Directors may modify the definition of Maximum Rate to increase the percentage amount by which the  Reference  Rate is  multiplied  to determine the Maximum Rate shown therein without the vote or consent of the holders of the preferred stock, including MMP
Shares,  or any other  stockholder  of the Company,  and without  receiving  any confirmation from any Rating Agency after consultation with the  Broker-Dealers, provided  that  immediately  following any such increase the Company would be in compliance with the MMP Shares Basic Maintenance Amount.

     Unless otherwise  required by law, holders of MMP Shares shall not have any relative  rights  or  preferences  or other  special  rights  other  than  those specifically set forth in the Articles Supplementary.  The holders of MMP Shares shall have no rights to cumulative  voting.  In the event that the Company fails to pay any  dividends  on the MMP Shares,  the  exclusive  remedy of the holders shall be the right to vote for directors as discussed above.

                                       47

                                   THE AUCTION

General

     Articles Supplementary.  The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for the shares of each series of preferred  stock,  for each  Dividend  Period of shares of such series after the initial  Dividend Period thereof,  shall be equal to the rate per annum that the
Auction  Agent  advises has resulted on the Business Day preceding the first day of such subsequent  Dividend Period (an "Auction Date") from  implementation  of the auction procedures (the "Auction Procedures"), in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell  shares of such  series.  Each  periodic  implementation  of the Auction
Procedures is referred to herein as an Auction. See the Articles  Supplementary, attached as Appendix A to the  Statement of  Additional  Information  for a more complete description of the Auction process.

     Auction  Agency  Agreement.  The Company has entered into an Auction Agency
Agreement (the "Auction Agency  Agreement")  with the Auction Agent  (currently,
The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction  Procedures for purposes of  determining  the Applicable
Rate for MMP Shares so long as the Applicable  Rate for shares is to be based on the results of an Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Company on a date no earlier  than 60 days after the notice.  If the Auction
Agent  should  resign,  the Company  will use its best  efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and  conditions  as the  Auction  Agency  Agreement.  The Company may remove the
Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or
more   Broker-Dealers.   The   Auction   Agent  has  entered   into   agreements
(collectively,  the  "Broker-Dealer  Agreements")  with  several  Broker-Dealers
selected  by  the  Company,   which  provide  for  the  participation  of  those
Broker-Dealers in Auctions for MMP Shares.

     After each  Auction  for MMP  Shares,  the  Auction  Agent will pay to each
Broker-Dealer,  from funds  provided  by the  Company,  a service  charge at the annual  rate of 1/4 of 1% in the case of any  Auction  immediately  preceding  a
Dividend Period of less than one year, or a percentage  agreed to by the Company and the  Broker-Dealers  in the  case of any  Auction  immediately  preceding  a
Dividend  Period of one year or  longer,  of the  purchase  price of MMP  Shares placed by such Broker-Dealer at such Auction.  For the purposes of the preceding sentence,  MMP Shares will be placed by a Broker-Dealer  if such shares were (a)
the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such  Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order  submitted  by such  Broker-Dealer  that is (1) a
Submitted  Bid of an Existing  Holder  that  resulted  in such  Existing  Holder continuing to hold such shares as a result of the Auction or (2) a Submitted Bid of a Potential  Holder that resulted in such Potential  Holder  purchasing  such shares as a result of the Auction or (3) a valid Hold Order.

     The  Company  may  request  the  Auction  Agent  to  terminate  one or more
Broker-Dealer  Agreements at any time upon the giving of proper notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Auction Procedures

     Beneficial  Owners.  Prior to the Submission  Deadline on each Auction Date for MMP Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable,  the Auction Agent) as a holder of shares
(a "Beneficial  Owner") may submit orders  ("Orders")  with respect to shares to that Broker-Dealer as follows:

     o    Hold Order -- indicating  its desire to hold shares  without regard to the Applicable Rate for shares for the next Dividend Period thereof.

     o    Bid -- indicating its desire to sell shares if the Applicable Rate for shares  for the next  Dividend  Period  thereof  is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     o    Sell Order -- indicating  its desire to sell shares  without regard to the Applicable Rate for shares for the next Dividend Period thereof.

                                       48

     Orders  submitted  (or the  failure to do so) by  Beneficial  Owners  under certain  circumstances  will have the effects as described  below.  A Beneficial
Owner of shares that submits a Bid with  respect to shares to its  Broker-Dealer having a rate  higher  than the  Maximum  Rate for  shares on the  Auction  Date therefor  will be treated as having  submitted a Sell Order with respect to such shares to its  Broker-Dealer.  A Beneficial Owner of shares that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted  a Hold  Order  with  respect  to such  shares  to its  Broker-Dealer;
provided, however, that if a Beneficial Owner of shares fails to submit an Order with respect to shares to its Broker-Dealer for an Auction relating to a Special
Dividend Period of more than 28 days,  such  Beneficial  Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer.  A
Sell Order shall constitute an irrevocable  offer to sell the MMP Shares subject thereto.  A  Beneficial  Owner  that  offers to become the  Beneficial  Owner of additional  MMP Shares is, for  purposes of such offer,  a Potential  Beneficial
Owner as discussed below.

     Potential  Beneficial  Owners. A customer of a Broker-Dealer  that is not a
Beneficial Owner of MMP Shares but that wishes to purchase shares,  or that is a
Beneficial  Owner of shares that wishes to purchase  additional  shares (in each case, a "Potential  Beneficial Owner"), may submit Bids to its Broker- Dealer in which it offers to purchase  shares at $25,000 per share if the Applicable  Rate for  shares  for the next  Dividend  Period  thereof  is not less  than the rate specified  in such Bid. A Bid placed by a Potential  Beneficial  Owner of shares specifying  a rate higher than the Maximum  Rate for shares on the Auction  Date therefore will not be accepted.

     The Auction Process.  Each  Broker-Dealer in turn will submit the Orders of its  respective  customers who are  Beneficial  Owners and Potential  Beneficial
Owners to the Auction Agent,  designating itself (unless otherwise  permitted by the  Company) as an Existing  Holder in respect of MMP Shares  subject to Orders submitted  or deemed  submitted  to them by  Beneficial  Owners and a  Potential
Holder in respect of MMP Shares subject to Orders submitted to them by Potential
Beneficial  Owners.  However,  neither the Company nor the Auction Agent will be responsible  for a  Broker-Dealer's  failure to comply with the  foregoing.  Any
Order  placed with the Auction  Agent by a  Broker-Dealer  as or on behalf of an
Existing  Holder or a Potential  Holder will be treated in the same manner as an
Order placed with a Broker-Dealer by a Beneficial Owner or Potential  Beneficial
Owner. Similarly,  any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of MMP Shares  held by it or  customers  who are  Beneficial
Owners will be treated in the same  manner as a  Beneficial  Owner's  failure to submit to its  Broker-Dealer  an Order in respect  of MMP  Shares  held by it. A
Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential  Holder,  provided it is not an affiliate of the
Company.

     If  Sufficient  Clearing  Bids for MMP Shares exist (that is, the number of shares  subject to Bids  submitted or deemed  submitted to the Auction  Agent by
Broker-Dealers  as or on behalf of  Potential  Holders  with rates  between  the
Minimum  Rate and the Maximum Rate for shares is at least equal to the number of shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders),  the Applicable Rate for shares for the next  succeeding  Dividend Period thereof will be the lowest rate specified  in the  Submitted  Bids which,  taking into account such rate and all lower  rates  bid by  Broker-Dealers  as or on behalf of  Existing  Holders  and
Potential Holders, would result in Existing Holders and Potential Holders owning the shares  available for purchase in the Auction.  If Sufficient  Clearing Bids for MMP  Shares  do not  exist,  the  Applicable  Rate for  shares  for the next succeeding  Dividend  Period  thereof will be the Maximum Rate for shares on the
Auction  Date  therefor.  In such event,  Beneficial  Owners of shares that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares subject to such Sell Orders. If Broker-Dealers submit or are deemed to have  submitted  to the Auction  Agent Hold Orders with respect to all Existing Holders of MMP Shares,  the Applicable Rate for shares for the next succeeding Dividend Period thereof will be the All Hold Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder  continuing to hold or selling, or a Potential Holder purchasing, a number of shares of MMP Shares that is fewer than the number of shares  specified in its Order.  To the extent the allocation procedures have that result,  Broker-Dealers that have designated  themselves as
Existing  Holders or  Potential  Holders in respect of  customer  Orders will be required  to make  appropriate  pro  rata  allocations  among  their  respective customers.

     Settlement  of  purchases  and sales will be made on the next  Business Day
(also a Dividend  Payment  Date) after the Auction Date  through the  Securities
Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities  Depository  against  delivery to their respective Agent
Members.  The  Securities  Depository  will make payment to the  sellers'  Agent
Members in accordance with the Securities Depository's normal procedures,  which now  provide  for payment  against  delivery by their Agent  Members in same-day funds.

                                       49

Secondary Market Trading and Transfer of MMP Shares

     The  Broker-Dealers  may maintain a secondary  trading market of MMP Shares outside of Auctions,  but are not obligated to do so, and may  discontinue  such activity at any time. The Company has made no arrangements for the establishment of a secondary  market.  There can be no assurance that such  secondary  trading market of MMP Shares, if any is established, will provide owners with liquidity.
MMP  Shares  are not  listed on any  exchange  or  automated  quotation  system.
Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend  rate on such shares will be fixed for the length of such  Dividend  Period,  the value of the shares may fluctuate in response to changes in interest  rates,  and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor,  depending upon market conditions.

     A Beneficial  Owner or an Existing  Holder may sell,  transfer or otherwise dispose of MMP Shares only in whole shares and only as follows:

          (1) pursuant to a Bid or Sell Order  placed with the Auction  Agent in accordance with the Auction Procedures,

          (2) to a Broker-Dealer, or

          (3) to the Company or any  affiliate;  provided,  however,  that (a) a sale,  transfer  or other  disposition  of MMP Shares  from a customer of a
     Broker-Dealer  who is listed on the  records of that  Broker-Dealer  as the holder of such  shares to that  Broker-Dealer  or another  customer of that
     Broker-Dealer  shall  not  be  deemed  to  be a  sale,  transfer  or  other disposition for purposes of the foregoing if such Broker-Dealer remains the
     Existing  Holder  of  the  shares  so  sold,  transferred  or  disposed  of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions,  the Broker-Dealer (or other person,  if permitted  by the Company) to whom such  transfer is made shall advise the Auction Agent of such transfer.

                  DESCRIPTION OF TORTOISE NOTES AND BORROWINGS

     The Charter  authorizes  the Company,  without prior approval of holders of common and preferred stock,  including MMP Shares,  to borrow money. The Company may issue  additional  notes or other evidence of  indebtedness  (including bank
borrowings  or  commercial   paper)  and  may  secure  any  such  Borrowings  by
mortgaging, pledging or otherwise subjecting as security the Company's assets to the extent permitted by the 1940 Act or Rating Agency Guidelines.  In connection with such  borrowing,  the Company may be required to maintain  minimum  average balances  with the lender or to pay a commitment or other fee to maintain a line of credit.  Any such  requirements  will increase the cost of borrowing over the stated interest rate. Any Borrowings,  including without limitation indebtedness under the Credit Facility and the Tortoise  Notes,  each discussed  below,  will rank senior to the MMP Shares.

     On  December 5, 2005,  the Company  entered  into a  $50,000,000  unsecured revolving  Credit  Facility  with U.S.  Bank,  pursuant to which it has borrowed
approximately  $    million for  investment  purposes.  The Company has invested
approximately  $    million of the amount  borrowed under the Credit Facility in securities of MLPs purchased in the open market.  The Credit Facility expires on
February 10, 2006. The Company  intends to continue  purchasing  securities with amounts available under the Credit Facility. The outstanding  indebtedness under the Credit  Facility  ranks senior to the Company's  common stock and MMP shares and in  parity  with the  Tortoise  Notes.  The  Company  intends  to repay  all outstanding  indebtedness  under the Credit Facility and to terminate the Credit
Facility  immediately  following the receipt of the proceeds of this offering of
MMP Shares.  On November  14,  2005,  the Company  issued two series of Tortoise
Notes  in  an  aggregate  principal  amount  of  $120,000,000  pursuant  to  the provisions of an indenture.  The Bank of New York Trust Company,  N.A. serves as trustee and transfer  agent and the Bank of New York serves as auction agent for the Tortoise Notes.  The Tortoise Notes pay interest at rates that vary based on auctions  normally  held every 28 days.  The  Tortoise  Notes rank senior to the
Company's common stock and MMP Shares.  The Tortoise Notes may be redeemed prior to their  maturity  at the  option of the  Company,  in whole or in part,  under certain  circumstances  and are subject to mandatory  redemption upon failure of the Company to maintain asset coverage requirements with respect to the Tortoise
Notes.

     Limitations.   Under  the  requirements  of  the  1940  Act,  the  Company, immediately after issuing any Borrowings that are senior securities representing indebtedness,  including Tortoise Notes, must have an asset coverage of at least
300%. With respect to any such Borrowings,  asset coverage means the ratio which the  value  of the  total  assets  of the  Company,  less  all  liabilities  and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings  that are senior  securities  representing  indebtedness, issued  by the  Company.  Certain  types of  Borrowings  also may  result in the
Company  being  subject to  covenants  in credit  agreements  relating  to asset coverages  or  portfolio  composition  or  otherwise.  The Company is subject to certain  restrictions  imposed by guidelines of one or more rating agencies that issued ratings for the Tortoise Notes.  Such  restrictions may be more stringent than those imposed by the 1940 Act.

                                       51

     Distribution  Preference. A declaration of a dividend or other distribution on or purchase or redemption of common stock or MMP Shares is restricted: (i) at any  time  that an  event of  default  under  the  Tortoise  Notes or any  other
Borrowings  has occurred and is  continuing;  or (ii) if after giving  effect to such declaration, the Company would not have eligible portfolio holdings with an aggregated  Discounted  Value at least equal to any asset coverage  requirements associated with such Tortoise Notes or other Borrowings; or (iii) if the Company has not redeemed the full amount of Tortoise Notes or other Borrowings,  if any, required to be redeemed by any provision for mandatory redemption.  In addition, the terms of any other  Borrowings  may contain  provisions  that limit  certain activities of the Company,  including the payment of dividends to holders of MMP
Shares in certain circumstances.

     Voting  Rights.  The Tortoise  Notes have no voting  rights,  except to the extent required by law or as otherwise provided in the indenture relating to the acceleration  of maturity upon the  occurrence  and  continuance  of an event of default. In connection with any other Borrowings (if any), the 1940 Act does (in certain circumstances) grant to the lenders to the Company certain voting rights in the event of default in the payment of interest on or repayment of principal.

                           DESCRIPTION OF COMMON STOCK

     The Charter  authorizes the issuance of 100,000,000 shares of common stock, par value $0.001 per share.  The Board of  Directors,  without any action by the
Company's stockholders,  may amend the Company's charter to increase or decrease the aggregate  number of shares of stock or the number of shares of any class or series of stock that the Company has  authority  to issue.  All shares of common stock have equal  rights to the payment of  dividends  and the  distribution  of assets upon liquidation. Shares of common stock will, when issued, be fully paid and,  subject to matters  discussed  in  "Certain  Provisions  in the  Company's
Charter and Bylaws," non-assessable,  and will have no pre-emptive or conversion rights  or  rights  to  cumulative  voting.  At any  time  when MMP  Shares  are outstanding,  common  stockholders  will not be  entitled  to  receive  any cash distributions  from the Company unless all accrued  dividends on MMP Shares have been paid,  and unless asset  coverage (as defined in the 1940 Act) with respect to MMP Shares would be at least 200% after giving  effect to the  distributions.
At any time when Tortoise Notes are outstanding, common stockholders will not be entitled to receive any cash  distributions  from the Company unless all accrued interest on the  Tortoise  Notes has been paid,  and unless  asset  coverage (as defined in the 1940 Act) with  respect to Tortoise  Notes would be at least 300%
after giving effect to the distributions.

     The common stock is listed on the NYSE under the symbol  "TYY." The Company intends to hold annual  meetings of  stockholders so long as the common stock is listed on a national  securities  exchange  and such  meetings are required as a condition to such listing.

             CERTAIN PROVISIONS IN THE COMPANY'S CHARTER AND BYLAWS

     The following  description of certain  provisions of the Charter and Bylaws is only a summary. For a complete  description,  please refer to the Charter and
Bylaws,  which  have  been  filed  as  exhibits  to the  Company's  registration statement.

     The Company's Charter and Bylaws include provisions that could delay, defer or prevent  other  entities or persons  from  acquiring  control of the Company, causing  it to  engage in  certain  transactions  or  modifying  its  structure.
Further,  these provisions can have the effect of depriving  stockholders of the opportunity  to sell their  stock in the  Company at a premium  over  prevailing market prices by discouraging  third parties from seeking to obtain control over the  Company.  These  provisions,  all of which  are  summarized  below,  may be regarded as "anti-takeover" provisions.

Classification of the Board of Directors; Election of Directors

     The Charter  provides that the number of directors may be established  only by the Board of Directors  pursuant to the Bylaws, but may not be less than one.
The Bylaws  provide that the number of  directors  may not be greater than nine.
Subject  to any  applicable  limitations  of the 1940 Act,  any  vacancy  may be filled,  at any  regular  meeting  or at any  special  meeting  called  for that purpose, only by a majority of the remaining directors,  even if those remaining directors  do not  constitute a quorum.  Pursuant to the  Charter,  the Board of
Directors  is divided into three  classes:  Class I, Class II and Class III. The initial terms of Class I, Class II and Class III directors  will expire in 2006,
2007 and 2008,  respectively.  Beginning in 2006,  upon the  expiration of their current  terms,  directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified.  Each year only one class of directors will be elected by the stockholders.  The  classification of the Board of Directors  should help to assure the continuity and stability of the Company's strategies and policies as determined by the Board of Directors.

                                       51

     The  classified  Board  provision  could  have the  effect  of  making  the replacement of incumbent directors more  time-consuming and difficult.  At least two annual meetings of stockholders,  instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified
Board  provision  could  increase the likelihood  that incumbent  directors will retain their  positions.  The staggered  terms of directors may delay,  defer or prevent a change in control of the Board,  even though a change in control might be in the best interests of the stockholders.

Removal of Directors

     The Charter provides that,  subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative  vote of at least two-thirds of the votes entitled to be cast in the election of directors.  This  provision,  when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes  stockholders from removing incumbent directors,  except for cause and by a substantial  affirmative  vote,  and filling the  vacancies  created by the removal with nominees of stockholders.

Amendment to the Charter and Bylaws

     The  Charter  provides  that  amendments  to the  Charter  must be declared advisable by the Board of Directors  and generally  approved by the  affirmative vote of stockholders  entitled to cast at least a majority of the votes entitled to be cast on the matter.  Certain  provisions  of the  Charter,  including  its provisions on classification of the Board of Directors,  election and removal of directors and conversion of the Company to an open-end investment  company,  may be amended only by the affirmative vote of the stockholders  entitled to cast at least 80 percent of the votes  entitled  to be cast on the matter.  However,  if such a proposal is approved by at least  two-thirds of the continuing  directors
(in addition to approval by the full Board of  Directors),  such proposal may be approved by a majority  of the votes  entitled  to be cast on such  matter.  The
Board of  Directors  has the  exclusive  power to  adopt,  alter or  repeal  any provision of the Bylaws and to make new Bylaws.

Dissolution of the Company

    The Charter provides that any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board), such proposal may be approved by a majority of the votes entitled to be cast on such matter.

Advance Notice of Director Nominations and New Business

     The Bylaws provide that with respect to an annual meeting of  stockholders, nominations  of persons for election to the Board of Directors  and the proposal of business to be  considered by  stockholders  may be made only (1) pursuant to notice of the meeting,  (2) by or at the  direction of the Board of Directors or
(3) by a stockholder who is entitled to vote at the meeting and who has complied with the  advance  notice  procedures  of the  Bylaws.  With  respect to special meetings of stockholders, only the business specified in the Company's notice of the  meeting  may be brought  before the  meeting.  Nominations  of persons  for election  to the Board of  Directors  at a special  meeting may be made only (1)
pursuant to notice of the meeting by the Company,  (2) by or at the direction of the  Board of  Directors,  or (3)  provided  that the  Board  of  Directors  has determined  that directors will be elected at the meeting,  by a stockholder who is entitled to vote at the meeting and who has complied with the advance  notice provisions of the Bylaws.

                          CLOSED-END COMPANY STRUCTURE

     The Company is a closed-end investment company and as such its stockholders will not have the right to cause the Company to redeem  their  shares.  Instead, the  common  stock  will  trade in the open  market  at a price  that  will be a function  of  several  factors,  including  dividend  levels  (which are in turn affected by expenses),  net asset value,  call protection,  dividend  stability, portfolio  credit quality,  relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

     Shares of closed-end  companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end  management  investment companies is a risk  separate and distinct  from the risk that the Company's net asset value may decrease as a result of investment activities. To the extent the common shares do trade at a discount,  the Company's Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the net asset value per share  resulting from such  purchases  against the decrease in the assets of the
Company,  the  potential  increase  in the  ratio of  expenses  to assets of the
Company  and the  decrease in asset  coverage  with  respect to any  outstanding preferred stock,

                                       52

including  MMP Shares.  The Board of Directors  believes that in addition to the beneficial  effects  described  above,  any such  purchase or tender  offers may result  in the  temporary  narrowing  of any  discount  but  will  not  have any long-term  effect  on the  level  of any  discount.  There  is no  guarantee  or assurance that the Company's  Board of Directors will decide to engage in any of these  actions.  Nor is there any guarantee or assurance  that such actions,  if undertaken,  would result in the shares trading at a price equal or close to net asset value per share.  Any share  repurchase  or tender  offers will be made in accordance with requirements of the Securities  Exchange Act of 1934, as amended
(the "Exchange Act"), the 1940 Act and the principal stock exchange on which the common shares are traded.

                           FEDERAL INCOME TAX MATTERS

     The  following  is  a  general   summary  of  certain  federal  income  tax
considerations  affecting  the  Company  and its  preferred  stockholders.  This discussion  does not  purport  to be  complete  or to deal with all  aspects  of federal income  taxation that may be relevant to  stockholders in light of their particular  circumstances  or who are subject to special  rules,  such as banks, thrift  institutions  and  certain  other  financial  institutions,  real estate investment trusts, regulated investment companies,  insurance companies, brokers and dealers in securities or currencies,  certain securities traders, tax-exempt investors,  individual  retirement accounts,  certain tax-deferred  accounts and
foreign  investors.   Unless  otherwise  noted,  this  discussion  assumes  that stockholders  are U.S.  persons  and hold MMP  Shares as  capital  assets.  More detailed information  regarding the federal income tax consequences of investing in the Company is in the Statement of Additional Information.

     Pursuant to U.S. Treasury Department Circular 230, the Company is informing you that (a) this  discussion is not intended to be used,  was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding  penalties under the U.S.  federal tax laws that may be imposed on the  taxpayer,  (b) this discussion  was written in  connection  with the  promotion  or marketing by the
Company and the initial  purchasers of MMP Shares,  and (c) each taxpayer should seek  advice  based  on  his,  her  or  its  particular  circumstances  from  an independent tax advisor.

Company Federal Income Taxation

     The Company will be treated as a  corporation  for federal and state income tax  purposes.  Thus,  the Company  will be  obligated  to pay federal and state income  tax on its  taxable  income.  The  Company  intends to invest its assets primarily  in MLPs,  which  generally  are treated as  partnerships  for federal income tax purposes.  As a partner in the MLPs,  the Company will have to report its allocable share of the MLP's taxable income in computing its taxable income.
Based upon the Company's  review of the historic  results of the type of MLPs in which the  Company  intends to invest,  the Company  expects  that the cash flow received  by the Company  with  respect to its MLP  investments  will exceed the taxable  income  allocated  to the  Company.  There  is no  assurance  that  the
Company's  expectation  regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by the Company and less cash available to distribute to  stockholders.  In addition,  the Company will take into account in its taxable  income  amounts of gain or loss  recognized on the sale of MLP  interests.  Currently,  the maximum regular  federal  income tax rate for a  corporation  is 35%. The Company may be subject to a 20%  alternative  minimum tax on its  alternative  minimum  taxable income to the extent that the  alternative  minimum  tax  exceeds the  Company's regular income tax.

     The Company will not be treated as a regulated investment company under the
Internal  Revenue  Code.  The Internal  Revenue Code  generally  provides that a regulated  investment  company does not pay an entity level income tax, provided that it distributes  all or  substantially  all of its income and capital gains.
The regulated  investment  company  taxation  rules have no  application  to the
Company or to stockholders of the Company.

Federal Income Tax Treatment of Holders of MMP Shares

     Under  present  law,  the  Company is of the  opinion  that MMP Shares will constitute  equity of the Company,  and thus  distributions  with respect to MMP
Shares (other than  distributions in redemption of MMP Shares subject to Section
302(b) of the Internal Revenue Code) will generally  constitute dividends to the extent of the Company's  allocable current or accumulated  earnings and profits, as calculated for federal income tax purposes.  Such dividends generally will be taxable  as  ordinary  income to  holders  but are  expected  to be  treated  as
"qualified  dividend  income"  that is  generally  subject to  reduced  rates of federal income taxation for  noncorporate  investors and are also expected to be
eligible  for  the   dividends   received   deduction   available  to  corporate
stockholders under Section 243 of the Code.

     Under federal  income tax law enacted on May 28, 2003,  qualified  dividend income  received by individual and other  noncorporate  stockholders is taxed at long-term capital gain rates,  which currently reach a maximum of 15%. Qualified dividend income  generally

                                       53

includes  dividends  from  domestic  corporations  and  dividends  from non-U.S.
corporations  that meet certain  criteria.  To be treated as qualified  dividend income,  the  stockholder  must  hold the  shares  paying  otherwise  qualifying dividend  income more than 60 days during the 121-day  period  beginning 60 days before the  ex-dividend  date (or more than 90 days  during the  181-day  period beginning 90 days before the ex-dividend  date in the case of certain  preferred stock  dividends).  The provisions of the Code applicable to qualified  dividend income  are  effective  through  2008.  Thereafter,  higher tax rates will apply unless further legislative action is taken.

     Corporate  holders  should be aware that certain  limitations  apply to the availability of the dividends received deduction,  including  limitations on the aggregate  amount of the deduction that may be claimed and limitations  based on the holding period of the MMP Shares, which holding period may be reduced if the holder  engages in risk reduction  transactions  with respect to its MMP Shares.
Corporate   holders  should  consult  their  own  tax  advisors   regarding  the
application of these limitations to their particular situation.

     Earnings  and  profits  are  treated  generally,  for  federal  income  tax purposes,  as first being used to pay distributions on the MMP Shares,  and then to the extent  remaining,  if any,  to pay  distributions  on the common  stock.
Distributions  in excess of the  Company's  earnings and profits,  if any,  will first  reduce a  stockholder's  adjusted tax basis in his or her MMP Shares and, after the adjusted tax basis is reduced to zero, will  constitute  capital gains to a holder who holds such shares as a capital asset.

     It is not expected that holder of MMP shares will be subject to alternative minimum tax as a result of an investment in the Company.

Sale of Shares

     The sale of MMP Shares by holders will  generally be a taxable  transaction for federal income tax purposes. Holders of MMP Shares who sell such shares will generally  recognize gain or loss in an amount equal to the  difference  between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such MMP Shares are held as a capital asset at the time of the sale, the gain or loss will  generally be a capital gain or loss.  Similarly,  a redemption by the
Company (including a redemption  resulting from liquidation of the Company),  if any, of all the MMP Shares  actually and  constructively  held by a  stockholder generally  will give rise to capital  gain or loss under  Section  302(b) of the
Internal Revenue Code if the stockholder does not own (and is not regarded under certain tax law rules of  constructive  ownership as owning) any common stock in the Company, and provided that the redemption proceeds do not represent declared but unpaid  dividends.  Other  redemptions may also give rise to capital gain or loss, but certain  conditions  imposed by Section 302(b) of the Internal Revenue
Code must be satisfied to achieve such treatment.

     Capital gain or loss will  generally  be long-term  capital gain or loss if the MMP Shares were held for more than one year and will be  short-term  capital gain or loss if the  disposed  MMP  Shares  were held for one year or less.  Net long-term  capital gain recognized by a noncorporate  U.S. holder generally will be  subject to tax at a lower rate  (currently  a maximum  rate of 15%) than net short-term  capital gain or ordinary  income  (currently a maximum rate of 35%).
Under current law, the maximum tax rate on capital gain for noncorporate holders is  scheduled  to increase to 20% for taxable  years after 2008.  For  corporate holders,  capital gain is generally  taxed at the same rate as ordinary  income, that is,  currently  at a maximum  rate of 35%.  A  holder's  ability  to deduct capital losses may be limited.

Backup Withholding

     The  Company  may be  required to  withhold,  for U.S.  federal  income tax purposes, a portion of all taxable distributions (including redemption proceeds)
payable to  stockholders  who fail to provide  the  Company  with their  correct taxpayer  identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Company has been so  notified).  Certain  corporate  and other  stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup  withholding.  Backup  withholding  is not an  additional  tax.  Any amounts withheld may be credited against the  stockholder's  U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Other Taxation

     Foreign  stockholders,  including  stockholders  who are nonresident  alien individuals,  may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

     Investors are advised to consult their own tax advisors with respect to the application to their own  circumstances of the  above-described  general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in MMP Shares.

                                       54

               ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND
                PAYING AGENT, AUCTION AGENT AND REDEMPTION AGENT

     The Company has engaged U.S. Bancorp Fund Services,  LLC, 615 East Michigan
Street, Milwaukee,  Wisconsin 53202, to serve as the Company's administrator and to provide general management, compliance, financial reporting and tax reporting services  to the  Company.  The  Company  pays the  administrator  a monthly fee computed at an annual rate of 0.07% of the first $300  million of the  Company's
Managed  Assets,  0.06% on the next $500 million of Managed  Assets and 0.04% on the balance of the Company's Managed Assets,  subject to a minimum annual fee of
$45,000.

     U.S.  Bank,  425  Walnut  Street,  Cincinnati,  Ohio  45202,  serves as the
Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's  Managed Assets and 0.010% on the balance of the Company's Managed Assets,  subject to a minimum annual fee of $4,800.  U.S.  Bank is also the lender under the Credit  Facility.
The Company  agreed to  reimburse  U.S.  Bank for legal fees and other  expenses incurred by U.S. Bank in documenting the Credit Facility.

     Computershare  Investor  Services,  LLC (the "Transfer  Agent"),  Two North
LaSalle Street, Chicago,  Illinois,  serves as the Company's transfer agent with respect to the Company's common stock.  Computershare  Trust Company,  Inc., Two
North LaSalle Street, Chicago, Illinois, serves as the Company's dividend paying agent,  and  agent  for the  Dividend  Reinvestment  Plan  with  respect  to the
Company's common stock. The Company pays the Transfer Agent $875 monthly for its services and the services of its affiliate, Computershare Trust Company, Inc.

     The Bank of New York is the  Auction  Agent with  respect to the MMP Shares and acts as transfer  agent,  registrar,  dividend  paying agent and  redemption agent with respect to the MMP Shares. The company will pay the Auction Agent for its services.

                                  UNDERWRITING

     Lehman Brothers is A.G. Edwards, Oppenheimer,  Stifel Nicolaus and Wachovia
Securities  are acting as  underwriters  in this offering (the  "Underwriters").
Subject to the terms and conditions  contained in the underwriting  agreement by and among the  Underwriters,  the Advisor and the  Company,  (a copy of which is filed as an exhibit to the Registration  Statement of which this Prospectus is a part),  the  Underwriters  have agreed to  purchase  from the  Company,  and the
Company has agreed to sell to the Underwriters the MMP Shares offered hereby.

     The underwriting  agreement provides that the Underwriters are obligated to purchase,  subject to certain conditions, all of the MMP Shares being offered if any are  purchased.  The  conditions  contained  in the  underwriting  agreement include  requirements  that (1) the  representations  and warranties made by the
Company to the  Underwriters  are true; (2) there has been no material change in the financial  markets;  and (3) the Company and the Advisor  deliver  customary closing documents to the Underwriters.

     After the first Auction that includes the newly issued MMP Shares,  payment by each  purchaser  of MMP  Shares  sold  through  the  Auction  will be made in accordance with the procedures described under "The Auction."

Discounts and Commissions

     The  Underwriters  have  advised the Company that they propose to offer the
MMP Shares  directly to the public at the public offering price presented on the cover page of this  Prospectus  less a selling  concession  equal to $ per share which is equal to % of the initial  offering  price.  Investors must pay for any
MMP Shares purchased on or before , 2006.  After the offering,  the Underwriters may  change the price at which they  re-offer  the MMP Shares and other  selling terms.

Indemnification

     The Company  and the Advisor  have  agreed to  indemnify  the  Underwriters against certain  liabilities  relating to this offering,  including  liabilities under the 1933 Act and liabilities  arising from breaches of the representations and  warranties  contained in the  underwriting  agreement  and to contribute to payments that the  Underwriters  may be required to make for those  liabilities;
provided that such  indemnification  shall not extend to any liability or action resulting directly from the willful misfeasance,  bad faith, gross negligence in the performance of duties, or reckless  disregard of applicable  obligations and duties of the Underwriters.

Listing

    The MMP Shares, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the MMP Shares outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the MMP Shares will develop or, if it does develop, that it will

                                       55

provide  holders with a liquid trading market (i.e.,  trading will depend on the presence of willing  buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). The
Company has been advised that the Underwriters currently intend to make a market in the MMP Shares, as permitted by applicable laws and regulations. However, the
Underwriters  are not  obligated  to make a  market  in the MMP  Shares  between
Auctions  and the market  making may be  discontinued  at any time at their sole discretion.

Electronic Distribution

     A Prospectus  in  electronic  format may be made  available on the Internet sites or through other online services  maintained by the  Underwriters or their affiliates. In those cases, prospective investors may view offering terms online
and  prospective   investors  may  be  allowed  to  place  orders  online.   The
Underwriters  may  allocate  a  specific  number  of  shares  for sale to online brokerage account holders.  Any such allocation for online distributions will be made by the representative on the same basis as other allocations.

     Other than the  Prospectus in electronic  format,  the  information  on the
Underwriters'  web site and any  information  contained  in any  other  web site maintained by the Underwriters is not part of the Prospectus or the registration statement of which this  Prospectus  forms a part, has not been approved  and/or endorsed by the Company and should not be relied upon by investors.

Certain Relationships and Fees

     To the extent  permitted  under the 1940 Act and the rules and  regulations promulgated  thereunder,  the Company anticipates that the Underwriters may from time to time act as a broker or dealer and receive fees in  connection  with the execution of the Company's  portfolio  transactions  after the Underwriters have ceased to be Underwriters and, subject to certain restrictions,  each may act as a  broker  while  it  is  an  Underwriter.  The  Company  anticipates  that  the
Underwriters or one of their affiliates may from time to time act in Auctions as a Broker-Dealer  or dealer and receive fees as described  under  "Description of the Money Market Cumulative Preferred Shares."

Addresses

     Lehman  Brother`s  principal  office is located at 745 Seventh Avenue,  New
York, New York 10019.

     A.G.Edwards' principal office is located at

     Oppenheimer's principal office is located at

     Stifel Nicolaus's principal office is located at

     Wachovia Securities principal office is located at

                                 LEGAL OPINIONS

     Certain legal matters in connection with the MMP Shares offered hereby will
be  passed  upon  for  the  Company  by  Blackwell   Sanders  Peper  Martin  LLP
("Blackwell"),  Kansas City, Missouri,  and for the Underwriters by Morrison and
Foerster  LLP  ("MoFo").  Blackwell  and MoFo may rely as to certain  matters of
Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

                              AVAILABLE INFORMATION

     The Company is subject to the  informational  requirements  of the Exchange
Act and the 1940 Act and is required to file reports, proxy statements and other information  with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 100 F Street, N.E., Washington,  D.C. 20549.
Reports,  proxy  statements,  and other  information  about the  Company  can be inspected at the offices of the SEC.

     This  Prospectus  does not contain all of the  information in the Company's
registration   statement,   including  amendments,   exhibits,   and  schedules.
Statements  in this  Prospectus  about the  contents  of any  contract  or other document are not necessarily  complete and in each instance reference is made to the  copy  of  the  contract  or  other  document  filed  as an  exhibit  to the registration  statement,  each such statement being qualified in all respects by this reference.

     Additional information about the Company and MMP Shares can be found in the
Company's Registration Statement (including amendments, exhibits, and schedules)
on  Form   N-2   filed   with   the   SEC.   The  SEC   maintains   a  web  site
(http://www.sec.gov)  that contains the Company's Registration Statement,  other documents incorporated by reference, and other information the Company has filed electronically  with the SEC, including proxy statements and reports filed under the Exchange Act.

                                       56

                   FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds....................................................................  S-
Investment Limitations.............................................................  S-
Investment Objective and Principal Investment Strategies...........................  S-
Management of the Company..........................................................  S-
Portfolio Transactions.............................................................  S-
Net Asset Value....................................................................  S-
Additional Information Concerning the Auction......................................  S-
Certain Federal Income Tax Matters.................................................  S-
Proxy Voting Policies..............................................................  S-
Independent Registered Public Accounting Firm......................................  S-
Custodian..........................................................................  S-
Additional Information.............................................................  S-
Financial Statements...............................................................  F-
Appendix A -- Articles Supplementary...............................................  A-
Appendix B -- Rating of Investments................................................  B-

================================================================================
$

Tortoise Energy Capital Corporation
Series I Money Market Cumulative Preferred Shares

                                 LEHMAN BROTHERS
       A.G. EDWARDS OPPENHEIMER & CO. STIFEL NICOLAUS WACHOVIA SECURITIES
                                ----------------

                                   PROSPECTUS
                                          , 2006
                                ----------------

The information in this Statement of Additional  Information is not complete and may be  changed.  We may  not  sell  these  securities  until  the  registration
statement  filed  with  the  Securities  and  Exchange   Commission  ("SEC")  is
effective.  This  Statement of  Additional  Information  is not an offer to sell these  securities and it is not  soliciting an offer to buy these  securities in any state where the offer or sale is not permitted.

                       TORTOISE ENERGY CAPITAL CORPORATION

                       STATEMENT OF ADDITIONAL INFORMATION

     Tortoise  Energy  Capital   Corporation,   a  Maryland   corporation   (the
"Company"),  is a  recently  organized,  nondiversified,  closed-end  management investment company.

     This Statement of Additional Information relating to the Company's Series I
Money Market  Cumulative  Preferred  Shares  (MMP(R)) Shares (the "MMP Shares"),
does not  constitute a prospectus,  but should be read in  conjunction  with the
Company's Prospectus relating thereto dated , 2006. This Statement of Additional
Information does not include all information that a prospective  investor should consider before purchasing MMP Shares,  and investors should obtain and read the
Company's  Prospectus  prior to purchasing MMP Shares.  A copy of the Prospectus may be obtained without charge from the Company by calling  1-800-727-0254.  You also  may  obtain  a copy of the  Company's  Prospectus  on the  SEC's  web site
(http://www.sec.gov).  Capitalized  terms used but not defined in this Statement of Additional  Information have the meanings ascribed to them in the Prospectus.
This Statement of Additional Information is dated , 2006.

     No  person  has  been  authorized  to give any  information  or to make any representations  not  contained  in  the  Prospectus  or in  this  Statement  of
Additional  Information in connection  with the offering made by the Prospectus, and, if given or made, such  information or  representations  must not be relied upon as having been authorized by the Company. The Prospectus and this Statement of Additional  Information  do not  constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.

                  Subject to Completion dated January 11, 2006

                                                                               Page
                                                                               ----

Use of Proceeds                                                                 S-
Investment Limitations                                                          S-
Investment Objective and Principal Investment Strategies                        S-
Management of the Company                                                       S-
Portfolio Transactions                                                          S-
Net Asset Value                                                                 S-
Additional Information Concerning the Auction                                   S-
Certain Federal Income Tax Matters                                              S-
Proxy Voting Policies                                                           S-
Independent Registered Public Accounting Firm                                   S-
Custodian                                                                       S-
Additional Information                                                          S-
Financial Statements                                                            F-
Appendix A -- Articles Supplementary                                            A-
Appendix B -- Rating of Investments                                             B-

USE OF PROCEEDS

     The net  proceeds of the  offering of MMP Shares (the  "Offering")  will be approximately  $ , after payment of the  underwriting  discounts and commissions and estimated  offering  costs.  The Company will use the net proceeds from this offering  to fully  repay all  outstanding  indebtedness  under its  $50,000,000 unsecured  revolving credit facility (the "Credit Facility") with U.S. Bank N.A.
("U.S.  Bank") and will invest the  remaining  net proceeds of this  offering in accordance with its investment objective and policies described below. As of the date of this  Statement  of  Additional  Information,  the Company had  borrowed approximately  $ million  for  investment  purposes  and  intends to continue to borrow  funds  available  under the Credit  Facility  for  investment  purposes.
Outstanding  balances under the Credit  Facility  accrue  interest at a variable annual rate equal to the one-month  LIBOR rate plus .95%. As of the date of this
Statement of Additional  Information,  the current rate is % and all outstanding amounts  under  the  Credit  Facility  mature on  February  10,  2006.  Once all outstanding  indebtedness  under the Credit Facility is repaid, the Company will terminate the Credit Facility.  The Company will invest the net proceeds of this offering,  after the repayment of all outstanding  indebtedness  pursuant to the
Credit  Facility,  in  accordance  with the Company's  investment  objective and policies as stated below. The Company anticipates that it will be able to invest substantially  all of the net proceeds in  securities  that meet its  investment objective and policies within approximately three months after completion of the
Offering. Because of the investment opportunities presented by restricted master limited partnership ("MLP") securities and the limited trading volume of certain publicly traded MLP securities, the Company often relies on direct placements to acquire portfolio securities.  To the extent direct placement  opportunities are not  available,  the Company  would have to acquire such  securities on the open market,  which could take  longer than the  three-month  period  following  this
Offering.  Pending  investment in securities that meet the Company's  investment objective,  the Company  anticipates  that the net proceeds  will be invested in cash, cash equivalents,  securities issued or guaranteed by the U.S.  Government or its  instrumentalities  or agencies,  high quality,  short-term  money market instruments,  short-term  debt  securities,  certificates  of deposit,  bankers'
acceptances and other bank  obligations,  commercial  paper rated in the highest category by a rating agency or other fixed income securities,  that are expected to provide a lower yield than the securities of MLPs and their affiliates.

                             INVESTMENT LIMITATIONS

    This section  supplements  the  disclosure  in the  Prospectus  and provides additional  information  on the  Company's  investment  limitations.  Investment limitations  identified as fundamental  may only be changed with the approval of the holders of a majority of the Company's  outstanding voting securities (which for this purpose and under the  Investment  Company Act of 1940, as amended (the
"1940 Act") means the lesser of (1) 67% of the voting  shares  represented  at a meeting at which more than 50% of the outstanding  voting shares are represented or (2) more than 50% of the outstanding voting shares).

    Investment  limitations  stated as a  maximum  percentage  of the  Company's assets are only applied  immediately  after,  and because of, an investment or a transaction by the Company to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a  change  in  values,  net  assets  or  other  circumstances  will  not be considered in  determining  whether the  investment  complies with the Company's
investment   limitations.   All  limitations  with  respect  to   nonfundamental
investment  policies  that are based on a  percentage  of total  assets  include assets obtained or expected to be obtained through leverage.

    THE FOLLOWING ARE THE COMPANY'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH
IN THEIR ENTIRETY. THE COMPANY MAY NOT:

    (1) issue  senior  securities,  except as  permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

    (2) borrow  money,  except  as  permitted  by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

    (3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise  permitted  by the 1940 Act and the rules and  interpretive positions of the SEC thereunder;

    (4) concentrate  (invest 25% or more of total assets) its investments in any particular industry, except that the Company will concentrate its assets in the group of industries constituting the energy sector;

    (5) underwrite  securities  issued by others,  except to the extent that the
        Company  may be  considered  an  underwriter  within the  meaning of the
        Securities Act of 1933, as amended (the "1933 Act"),  in the disposition of restricted securities held in its portfolio;

                                      S-1

    (6) purchase or sell real estate unless acquired as a result of ownership of securities or other  instruments,  except that the Company may invest in securities or other  instruments  backed by real estate or securities of companies that invest in real estate or interests therein; and

    (7) purchase or sell  physical  commodities  unless  acquired as a result of ownership of  securities or other  instruments,  except that the Company may  purchase  or sell  options  and  futures  contracts  or  invest  in securities or other instruments backed by physical commodities.

    The Company has adopted the following nonfundamental policies:

    •  Under normal  circumstances,  the Company will invest at least 80% of its net  assets,  plus any  borrowings  for  investment  purposes,  in equity securities of entities in the energy sector.

    •  The Company  will also invest at least 80% of its total  assets in equity securities  of MLPs and their  affiliates  in the  energy  infrastructure sector.

    •  The  Company  may  invest  up to 50% of its total  assets  in  restricted securities,  all of which  may be  illiquid  securities.  The  restricted
       securities  that  the  Company  may  purchase   include  MLP  convertible
       subordinated  units,  MLP common units and securities of publicly  traded and privately held companies (i.e., non-MLPs).

    •  The Company may invest up to 20% of its total assets in debt  securities, including  certain  securities  rated below  investment  grade  (commonly referred to as "junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service,  Inc.  ("Moody's") and
       at least B- by Standard & Poor's  Ratings Group  ("S&P's") at the time of purchase,  or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by Tortoise Capital
       Advisors L.L.C., a Delaware limited liability company (the "Advisor").

    •  The  Company  will not  invest  more than 15% of its  total  assets in any single issuer.

    •  The Company will not engage in short sales.

    As used in the bullets above,  the term "total assets" includes assets to be obtained  through  anticipated  leverage for the purpose of each  nonfundamental investment  policy.  During the period in which the Company is investing the net proceeds of this  offering,  it will deviate from its  investment  policies with respect  to the net  proceeds  by  investing  the net  proceeds  in  cash,  cash equivalents,  securities  issued or  guaranteed  by the U.S.  Government  or its
instrumentalities   or  agencies,   high   quality,   short-term   money  market
instruments,  short-term  debt  securities,  certificates  of deposit,  bankers'
acceptances and other bank  obligations,  commercial  paper rated in the highest category by a rating agency or other fixed income securities.

    The Company's  Board of Directors  (the "Board of Directors" or the "Board")
may change the Company's nonfundamental  investment policies without stockholder approval and will provide notice to stockholders of material changes  (including notice through stockholder reports); provided, however a change in the policy of investing at least 80% of its net assets,  plus any  borrowings  for  investment purposes,  in equity  securities  of entities in the energy  sector  requires at least 60 days' prior written notice to stockholders.  Unless  otherwise  stated, all investment  restrictions  apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations.

    Currently,  under  the 1940  Act,  the  Company  is not  permitted  to incur indebtedness  unless  immediately  after such  borrowing  the  Company has asset coverage  of at least 300% of the  aggregate  outstanding  principal  balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the
Company's total assets). Additionally, currently under the 1940 Act, the Company may not declare any  distribution  upon its common  stock,  or purchase any such shares, unless the aggregate indebtedness of the Company has, at the time of the declaration of any such distribution or at the time of any such purchase,  asset coverage  of at least 300% of the  aggregate  outstanding  principal  balance of indebtedness after deducting the amount of such distribution, or purchase price, as the case may be.  Currently  under the 1940 Act, the Company is not permitted to issue preferred stock unless  immediately after such issuance the Company has asset  coverage  of at least 200% of the  liquidation  value of the  outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Company's  total  assets).  In addition,  currently  under the 1940 Act, the
Company is not permitted to declare any cash dividend or other  distribution  on its common stock unless,  at the time of such  declaration,  the Company's total assets less liabilities and  indebtedness  not represented by senior  securities
(determined after deducting the amount of such distribution) is at least 200% of such liquidation value.

                                      S-2

    Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness  where such loan is for temporary  purposes only and in an amount not  exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is  repaid  within  sixty  days and is not  extended  or  renewed.  Transactions involving either  indebtedness or issuance of any preferred stock by the Company would be  considered  senior  securities  under the 1940 Act,  and as such,  are subject to the asset coverage requirements discussed above.

    Currently  under the 1940 Act, the Company is not permitted to lend money or property to any person,  directly or indirectly,  if such person  controls or is under common  control with the Company,  except for a loan from the Company to a company which owns all of the outstanding securities of the Company.  Currently, under interpretative positions of the staff of the SEC, the Company may not have on loan at any given time  securities  representing  more than  one-third of its total assets.

    The Company interprets its policies with respect to borrowing and lending to permit  such  activities  as may be lawful for the  Company,  to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

    Under the 1940 Act, the Company  may,  but does not intend to,  invest up to
10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total  assets in any one  investment  company,  provided the investment  does not represent more than 3% of the voting shares of the acquired investment  company at the time such shares are  purchased.  As a stockholder in any  investment  company,  the  Company  will  bear  its  ratable  share of that investment  company's  expenses,  and would  remain  subject  to  payment of the
Company's  advisory fees and other  expenses with respect to assets so invested.
Holders of common stock would  therefore be subject to  duplicative  expenses to the extent the Company invests in other investment companies.  In addition,  the securities  of  other  investment  companies  may  also be  leveraged  and  will therefore  be subject to the same  leverage  risks  described  herein and in the
Prospectus.  As described in the Prospectus in the section entitled  "Leverage,"
the net asset value and market value of leveraged  shares will be more  volatile and the  yield to  stockholders  will  tend to  fluctuate  more  than the  yield generated by unleveraged shares.

                        INVESTMENT OBJECTIVE AND POLICIES

    The  Prospectus   presents  the  investment   objective  and  the  principal
investment  strategies and risks of the Company.  This section  supplements  the disclosure in the Company's  Prospectus and provides  additional  information on the  Company's  investment  policies,  strategies  and  risks.  Restrictions  or policies stated as a maximum percentage of the Company's assets are only applied immediately  after a portfolio  investment to which the policy or restriction is applicable  (other than the  limitations on borrowing).  Accordingly,  any later increase  or  decrease  resulting  from a change in values,  net assets or other circumstances  will not be  considered  in  determining  whether the  investment complies with the Company's restrictions and policies.

    The Company's  investment  objective is to seek a high level of total return with an emphasis on current  distributions to stockholders.  For purposes of the
Company's investment  objective,  total return includes capital appreciation of, and all distributions received from, securities in which the Company will invest regardless of the tax character of the distribution.  There is no assurance that the Company  will  achieve  its  objective.  The  investment  objective  and the investment policies discussed below are  nonfundamental.  The Board of Directors may change an  investment  objective,  or any policy or  limitation  that is not fundamental,  without a stockholder vote.  Shareholders will receive at least 60 days' prior written notice of any change to the nonfundamental investment policy of investing at least 80% of the Company's net assets,  plus any  borrowings for investment  purposes,  in equity  securities  of entities in the energy  sector.
Unlike most other  investment  companies,  the Company  will not be treated as a regulated  investment  company under the U.S.  Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Therefore, the Company will be taxed as a regular  "C"  corporation  and will be subject to federal and  applicable  state corporate income taxes.

    Under  normal  circumstances,  the  Company  will invest at least 80% of its total assets (including assets to be obtained through  anticipated  leverage) in equity  securities  of MLPs and their  affiliates  in the energy  infrastructure sector.  MLP equity  securities  (known as "units")  currently consist of common units and convertible  subordinated  units. The Company also may invest in other securities,  consistent  with  its  investment  objective  and  fundamental  and nonfundamental policies.

    The following  pages contain more  detailed  information  about the types of issuers and instruments in which the Company may invest,  strategies the Advisor may employ in pursuit of the Company's  investment objective and a discussion of related risks. The Advisor may not buy these instruments or use these techniques unless it believes that doing so will help the Company achieve its objective.

                                      S-3

Master Limited Partnerships

    Under  normal  circumstances,  the  Company  will invest at least 80% of its total assets (including assets to be obtained through  anticipated  leverage) in equity  securities  of MLPs and their  affiliates  in the energy  infrastructure sector. An MLP is an entity that is taxed as a partnership and that derives each year at least 90% of its  gross  income  from  "Qualifying  Income".  Qualifying
Income for MLPs includes interest,  dividends,  real estate rents, gain from the sale or  disposition  of real  property,  income  and gain from  commodities  or commodity  futures,  and  income  and gain from  mineral  or  natural  resources activities that generate  Qualifying  Income. MLP interests (known as units) are traded on securities exchanges or  over-the-counter.  An MLP's organization as a partnership and compliance with the Qualifying  Income rules eliminates  federal tax at the entity level.

    An  MLP  has  one  or  more  general   partners  (who  may  be  individuals,
corporations,  or other partnerships) which manage the partnership,  and limited partners,  which  provide  capital  to the  partnership  but have no role in its management.  Typically,  the general  partner is owned by company  management or another publicly traded sponsoring  corporation.  When an investor buys units in an MLP, the investor becomes a limited partner.

    MLPs are formed in several  ways. A nontraded  partnership  may decide to go public.  Several  nontraded  partnerships  may  roll up  into a  single  MLP.  A corporation  may spin-off a group of assets or part of its business  into an MLP of which it is the general  partner,  to realize  the assets'  full value on the marketplace by selling the assets and using the cash proceeds  received from the
MLP to address debt  obligations  or to invest in higher  growth  opportunities, while  retaining  control of the MLP. A corporation may fully convert to an MLP, although since 1986 the tax  consequences  have made this an unappealing  option for most  corporations.  Also, a newly formed company may operate as an MLP from its inception.

    The  sponsor  or general  partner of an MLP,  other  energy  companies,  and utilities  may sell assets to MLPs in order to generate  cash to fund  expansion projects or repay  debt.  The MLP  structure  essentially  transfers  cash flows generated  from these  acquired  assets  directly  to MLP limited  partner  unit holders.

    In the case of an MLP buying assets from its sponsor or general  partner the transaction  is intended to be based upon  comparable  terms in the  acquisition market for similar assets.  To help insure that  appropriate  protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation.  Since both parties  normally have a significant  equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

    MLPs  tend to pay  relatively  higher  distributions  than  other  types  of companies and the Company intends to use these MLP distributions in an effort to meet its investment objective.

    As a motivation for the general partner to  successfully  manage the MLP and increase  cash  flows,  the terms of MLPs  typically  provide  that the  general partner  receives  a larger  portion of the net  income as  distributions  reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners.
Although  the  percentages  vary among  MLPs,  the  general  partner's  marginal interest  in  distributions  generally  increases  from  2% to 15% at the  first designated  distribution  target  level moving up to 25% and  ultimately  50% as pre-established  distribution  per unit  thresholds are met.  Nevertheless,  the
aggregate   amount   distributed  to  limited  partners  will  increase  as  MLP distributions reach higher target levels.  Given this incentive  structure,  the general  partner  has  an  incentive  to  streamline  operations  and  undertake acquisitions  and growth  projects  in order to  increase  distributions  to all partners.

    Because the MLP itself does not pay federal  income tax,  its income or loss is allocated to its investors, irrespective of whether the investors receive any cash  payment  or  other  distributions  from the MLP.  An MLP  typically  makes quarterly cash distributions.  Although they resemble corporate  dividends,  MLP distributions are treated differently for tax purposes.  The MLP distribution is treated as a return of capital to the extent of the investor's  basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the
MLP,  capital  gain.  The  investor's  original  basis is the price paid for the units. The basis is adjusted  downwards with each distribution and allocation of deductions (such as depreciation)  and losses,  and upwards with each allocation of taxable income and gain.

    The partner will not incur federal income tax on distributions  until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior  distributions;  or (2) his basis reaches zero. When the units are sold,  the  difference  between the sales price and the investor's adjusted basis is gain or loss for federal income tax purposes.

                                      S-4

    The business of MLPs is affected by supply and demand for energy commodities because  most MLPs  derive  revenue  and  income  based  upon the  volume of the underlying  commodity  produced,  transported,  processed,  distributed,  and/or marketed.  Specifically,  processing  and coal MLPs may be directly  affected by energy commodity prices.  Propane MLPs own the underlying energy commodity,  and therefore have direct exposure to energy commodity prices,  although the Advisor intends to seek high  quality  MLPs that are able to mitigate  or manage  direct margin  exposure to commodity  prices.  Pipeline  MLPs have  indirect  commodity exposure to oil and gas price  volatility  because  although they do not own the underlying  energy  commodity,  the general level of commodity prices may affect the volume of the  commodity  the MLP delivers to its  customers and the cost of providing services such as distributing natural gas liquids.

    The MLP industry in general  could be hurt by market  perception  that MLP's performance and valuation are directly tied to commodity prices.

    MLPs in the energy  sector in which the Company will invest can generally be classified into the following categories:

    Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily  propane,  ethane,  butane and natural gasoline), crude oil or refined petroleum  products  (gasoline,  diesel fuel and jet fuel).
Pipeline  MLPs  also  may  operate  ancillary  businesses  such as  storage  and marketing of such  products.  Pipeline  MLPs derive  revenue  from  capacity and transportation  fees.  Historically,  pipeline  output has been less  exposed to cyclical economic forces due to its low cost structure and  government-regulated nature.  In addition,  most pipeline MLPs have limited  direct  commodity  price exposure because they do not own the product being shipped.

    Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids  ("NGLs").  Processing  MLPs derive revenue from  providing  services to natural gas  producers,  which  require  treatment  or  processing  before their natural gas  commodity  can be marketed to utilities and other end user markets.
Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

    Propane MLPs.  Propane MLPs are  distributors  of propane to homeowners  for space and water  heating.  Propane  MLPs derive  revenue  from the resale of the commodity on a margin over wholesale  cost. The ability to maintain  margin is a key to  profitability.  Propane serves  approximately 3% of the household energy needs in the United  States,  largely for homes beyond the  geographic  reach of natural gas  distribution  pipelines.  Approximately  70% of annual cash flow is earned during the winter heating season (October  through  March).  Accordingly, volumes  are weather  dependent,  but have  utility  type  functions  similar to electricity and natural gas.

    Coal MLPs.  Coal MLPs own, lease and manage coal reserves.  Coal MLPs derive revenue from  production and sale of coal, or from royalty  payments  related to leases to coal producers.  Electricity  generation is the primary use of coal in the United States.  Demand for  electricity  and supply of alternative  fuels to generators  are the  primary  drivers of coal  demand.  Coal MLPs are subject to operating and production  risks,  such as: the MLP or a lessee meeting necessary production  volumes;  federal,  state and local laws and  regulations  which may limit the ability to produce coal; the MLP's ability to manage  production costs
and  pay  mining   reclamation   costs;  and  the  effect  on  demand  that  the
Environmental  Protection  Agency's standards set in the 1990 Clean Air Act have on coal-end users.

    MLPs typically achieve  distribution  growth by internal and external means.
MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and  population,  and through the  expansion of existing  operations including increasing the use of underutilized  capacity,  pursuing projects that can leverage and gain  synergies  with existing  infrastructure  and pursuing so called  "greenfield  projects."  External growth is achieved by making accretive acquisitions.  While  opportunities  for growth by acquisition  appear  abundant based on current  market  conditions,  especially  for smaller MLPs, the Advisor expects MLPs to grow primarily through internal means.

    MLPs are subject to various federal,  state and local environmental laws and health  and  safety  laws as well as laws  and  regulations  specific  to  their particular  activities.  These laws and regulations  address:  health and safety standards  for the  operation  of  facilities,  transportation  systems  and the handling of materials; air and water pollution requirements and standards; solid waste disposal  requirements;  land reclamation  requirements;  and requirements relating to the  handling  and  disposition  of  hazardous  materials.  MLPs are subject  to the  costs of  compliance  with such laws  applicable  to them,  and changes in such laws and  regulations  may  adversely  affect  their  results of operations.

                                      S-5

    MLPs operating  interstate  pipelines and storage  facilities are subject to substantial  regulation by the Federal Energy  Regulatory  Commission  ("FERC"),
which  regulates  interstate  transportation  rates,  services and other matters regarding  natural  gas  pipelines  including:  the  establishment  of rates for service;  regulation  of pipeline  storage and  liquified  natural gas  facility construction;  issuing  certificates of need for companies  intending to provide energy services or constructing  and operating  interstate  pipeline and storage facilities;  and certain  other  matters.  FERC also  regulates  the  interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline  companies;  establishing  equal service conditions to provide shippers with equal access to pipeline  transportation;  and  establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

    MLPs may be subject to liability  relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for  investigation  and remediation of releases and threatened  releases of hazardous  materials,  as well as liability  for injury and property  damage for accidental  events,  such as  explosions  or  discharges  of  materials  causing personal injury and damage to property.  Such potential liabilities could have a material  adverse effect upon the financial  condition and results of operations of MLPs.

    MLPs  are   subject  to  numerous   business   related   risks,   including:
deterioration of business fundamentals reducing profitability due to development of alternative  energy  sources,  changing  demographics  in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition  that reduces the MLP's market share;  the lack of growth of markets requiring growth through  acquisitions;  disruptions in transportation  systems;
the  dependence  of certain  MLPs upon the energy  exploration  and  development activities of unrelated third parties; availability of capital for expansion and construction  of needed  facilities;  a  significant  decrease  in  natural  gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully  integrate recent or future acquisitions;  and the general level of the economy.

    For a further  discussion  and a  description  of MLP tax  matters,  see the section entitled "Certain Federal Income Tax Matters."

Non-MLPs.

    Although the Company  emphasizes  investments in MLPs, it also may invest in companies  that  are not  organized  as  MLPs.  Non-MLP  companies  may  include companies that operate energy assets but which are organized as  corporations or limited  liability  companies rather than in partnership  form.  Generally,  the partnership  form is more  suitable  for  companies  that  operate  assets which generate  more stable cash flows.  Companies  that  operate  "midstream"  assets
(e.g., transporting,  processing,  storing,  distributing and marketing) tend to generate  more  stable  cash flows than those  that  engage in  exploration  and development or delivery of products to the end consumer.  Non-MLP companies also may include  companies that provide services  directly related to the generation of income from energy-related  assets,  such as oil drilling services,  pipeline construction and maintenance, and compression services.

    The energy industry and particular  energy  infrastructure  companies may be adversely  affected  by possible  terrorist  attacks,  such as the attacks  that occurred on  September  11,  2001.  It is  possible  that  facilities  of energy infrastructure  companies, due to the critical nature of their energy businesses to the  United  States,  could be direct  targets  of  terrorist  attacks  or be indirectly  affected  by attacks on others.  They may have to incur  significant additional costs in the future to safeguard their assets.  In addition,  changes in the  insurance  markets  after  September  11, 2001 may make certain types in insurance more difficult to obtain or obtainable only at significant  additional cost. To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected,  which would reduce revenues and impede growth.  Terrorist or war related  disruption of the capital  markets could also affect the ability of energy infrastructure companies to raise needed capital.

The Company's Investments

    The types of securities in which the Company may invest include, but are not limited to the following:

    MLP Equity Securities. Consistent with its investment objective, the Company may invest up to 100% of its total  assets in equity  securities  issued by MLPs and their  affiliates  in the energy  infrastructure  sector,  including  common units,  convertible  subordinated units,  I-Shares and limited liability company
("LLC") common units (each discussed  below).  The Company also may invest up to
20% of its total  assets in equity  securities  of  entities  not in the  energy infrastructure sector.

    The value of equity  securities  will be  affected  by  changes in the stock markets,  which may be the result of  domestic  or  international  political  or economic news,  changes in interest  rates or changing  investor  sentiment.  At times, stock markets can be volatile and stock prices can change  substantially.
Equity  securities  risk will  affect the  Company's  net asset value per share, which will fluctuate as the value of the securities  held by the Company change.
Not all stock prices  change  uniformly  or at the same time,

                                      S-6

and not all stock  markets move in the same  direction  at the same time.  Other factors affect a particular stock's prices,  such as poor earnings reports by an issuer, loss of major customers,  major litigation against an issuer, or changes in governmental  regulations  affecting an industry.  Adverse news affecting one company can  sometimes  depress the stock  prices of all  companies  in the same industry. Not all factors can be predicted.

    Investing in securities of smaller  companies may involve  greater risk than
is  associated   with   investing  in  more   established   companies.   Smaller
capitalization  companies may have limited  product lines,  markets or financial resources;  may lack management depth or experience;  and may be more vulnerable to adverse general market or economic  developments than larger more established companies.

    MLP Common Units. MLP common units represent an equity ownership interest in a  partnership,  providing  limited  voting rights and entitling the holder to a
share  of  the  company's   success   through   distributions   and/or   capital
appreciation.  Unlike stockholders of a corporation,  common unit holders do not elect  directors  annually and generally  have the right to vote only on certain significant  events, such as mergers, a sale of substantially all of the assets, removal  of the  general  partner  or  material  amendments  to the  partnership agreement.  MLPs are required by their  partnership  agreements  to distribute a large  percentage  of their  current  operating  earnings.  Common unit  holders generally have first right to a minimum quarterly  distribution ("MQD") prior to distributions  to the  convertible  subordinated  unit  holders  or the  general partner (including incentive distributions).  Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation,  MLP common unit  holders  have first  rights to the  partnership's  remaining  assets after bondholders,  other debt holders,  and preferred  unit holders have been paid in
full.   MLP  common   units   trade  on  a  national   securities   exchange  or
over-the-counter.

    MLP Convertible  Subordinated Units. MLP convertible  subordinated units are typically  issued  by MLPs to  founders,  corporate  general  partners  of MLPs, entities that sell assets to the MLPs, and institutional  investors. The purpose of the convertible  subordinated units is to increase the likelihood that during the  subordination  period there will be  available  cash to be  distributed  to common unit  holders.  The Company  expects to  purchase  subordinated  units in direct  placements  from such persons or other persons that may hold such units.
Convertible subordinated units generally are not entitled to distributions until holders of common units have received  specified MQD, plus any  arrearages,  and may receive less in distributions  upon  liquidation.  Convertible  subordinated unit  holders  generally  are  entitled to MQD prior to the payment of incentive distributions to the general partner,  but are not entitled to arrearage rights.
Therefore, MLP convertible subordinated units generally entail greater risk than
MLP common units. They are generally  convertible  automatically into the senior common units of the same issuer at a  one-to-one  ratio upon the passage of time or the satisfaction of certain  financial  tests.  These units do not trade on a national  exchange  or  over-the-counter,  and  there is no  active  market  for convertible  subordinated units. The value of a convertible subordinated unit is a  function  of its  worth  if  converted  into  the  underlying  common  units.
Convertible  subordinated  units  generally have similar voting rights as do MLP common units.

    Equity  Securities of MLP Affiliates.  The Company may also invest in equity securities  of MLP  affiliates,  by purchasing  securities of limited  liability entities that own general partner  interests of MLPs.  General partner interests of MLPs are  typically  retained  by an  MLP's  original  sponsors,  such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the  entities  from  which the  Company  may  purchase  general  partner interests.  A holder of general  partner  interests  can be liable under certain circumstances for amounts greater than the amount of the holder's  investment in the general  partner  interest.  General  partner  interests often confer direct board participation rights and in many cases,  operating control,  over the MLP.
These interests  themselves are not publicly traded,  although they may be owned
by  publicly   traded   entities.   General  partner   interests   receive  cash
distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually  defined in the  partnership  agreement.  In addition,  holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the  aggregate MLP cash  distributions as the distributions to limited partner unit holders are increased to prescribed levels.  General  partner  interests  generally  cannot be converted into common units.  The  general  partner  interest  can be  redeemed  by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by the MLP limited partner unitholders.

    MLP I-Shares. I-Shares represent an indirect investment in MLP common units.
I-Shares are equity securities issued by affiliates of MLPs, typically a limited liability company,  that owns an interest in and manages the MLP. The issuer has management  rights but is not entitled to incentive  distributions.  The I-Share issuer's  assets  consist  exclusively  of MLP common  units.  Distributions  to
I-Share holders in the form of additional I-Shares are generally equal in amount to the  I-Units  received by the  I-Share  issuer.  The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the
I-Share issuer.  Accordingly,  investors  receive a Form 1099, are not allocated their  proportionate  share of  income of the MLP and are not  subject  to state filing obligations solely as a result of holding such I-Shares. Distributions of
I-Shares generally do not generate unrelated business taxable income for federal income tax purposes and are qualifying income for mutual fund investors.

                                      S-7

    Limited Liability Company Common Units. Recently, some energy infrastructure companies in which the Company may invest have been organized as LLCs. Such LLCs are  treated  in the  same  manner  as MLPs for  federal  income  tax  purposes.
Consistent with its investment objective and policies, the Company may invest in common units or other  securities  of such LLCs.  LLC common units  represent an equity  ownership  interest in an LLC,  entitling  the holders to a share of the
LLC's success  through  distributions  and/or capital  appreciation.  Similar to
MLPs,  LLCs  typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating  earnings.  LLC common unit holders generally have first right to a MQD prior to distributions to subordinated  unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation,  LLC common unit holders have first right to the LLC's remaining  assets after  bondholders, other debt holders and preferred  unit holders,  if any, have been paid in full.
LLC common units trade on a national securities exchange or over-the-counter.

    In  contrast  to  MLPs,  LLCs  have no  general  partner  and  there  are no
incentives   that  entitle   management  or  other  unit  holders  to  increased
percentages of cash  distributions as distributions  reach higher target levels.
In addition,  LLC common unit holders  typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

    Non-MLP  Equity  Securities.  The  Company  also may  invest in  common  and preferred stock, limited liability company interests, limited partner interests, convertible  securities,  warrants and depository receipts of companies that are organized as corporations,  limited liability companies or limited partnerships.
Common stock  generally  represents an equity  ownership  interest in an issuer.
Although common stocks have historically  generated higher average total returns than  fixed-income  securities  over the long  term,  common  stocks  also  have experienced significantly more volatility in those returns and may under-perform relative to fixed-income  securities  during certain periods.  An adverse event, such as an unfavorable  earnings  report,  may depress the value of a particular common stock held by the Company. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common  stocks to which the  Company  has  exposure.  Common  stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers.  In  addition,  common stock  prices may be  particularly  sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

    Restricted, Illiquid and Thinly-Traded Securities. The Company may invest up to 50% of total assets in restricted securities.  Restricted securities are less liquid than securities traded in the open market, therefore, the Company may not be able to readily sell such securities. Investments currently considered by the
Advisor  to be  illiquid  because  of  such  restrictions  include  subordinated convertible units and certain direct placements of common units. Such securities are  unlike  securities  that are  traded  in the open  market  and which can be expected to be sold  immediately  if the market is  adequate.  The sale price of securities  that are not  readily  marketable  may be lower or  higher  than the
Company's most recent determination of their fair value. Additionally, the value of these  securities  typically  requires  more  reliance on the judgment of the
Advisor than that required for  securities  for which there is an active trading market.  Due to the difficulty in valuing these securities and the absence of an active  trading  market for these  securities,  the  Company  may not be able to realize these  securities'  true value, or may have to delay their sale in order to do so.

    Restricted   securities  generally  can  be  sold  in  privately  negotiated transactions,  pursuant to an exemption from registration under the 1933 Act, or in a registered public offering.  If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, the Advisor has the ability to deem restricted securities as liquid.
To  enable  the  Company  to sell its  holdings  of a  restricted  security  not registered under the 1933 Act, the Company may have to cause those securities to be registered.  When the Company must arrange  registration  because the Company wishes to sell the security,  a considerable  period may elapse between the time the  decision  is  made to sell  the  security  and the  time  the  security  is registered  so that the Company can sell it. The Company would bear the risks of any downward price fluctuation during that period.

    In recent  years,  a large  institutional  market has  developed for certain securities  that are not  registered  under  the  1933  Act,  including  private placements,  repurchase  agreements,  commercial paper,  foreign  securities and corporate bonds and notes.  These  instruments are often  restricted  securities because the securities are either  themselves  exempt from  registration or were sold in transactions not requiring registration, such as Rule 144A transactions.
Institutional investors generally will not seek to sell these instruments to the general  public,  but instead will often  depend on an  efficient  institutional market in which such  unregistered  securities  can be resold or on an  issuer's ability  to honor a demand  for  repayment.  Therefore,  the fact that there are contractual  or legal  restrictions  on resale to the general  public or certain institutions is not dispositive of the liquidity of such investments.

    Rule  144A  under  the  1933  Act  establishes  a  "safe  harbor"  from  the registration  requirements of the 1933 Act for resales of certain  securities to qualified institutional buyers.  Institutional markets for restricted securities that exist or may  develop  as a result of Rule 144A may  provide  both  readily ascertainable  values for restricted  securities and the ability to liquidate an investment.  An insufficient

                                      S-8

number  of  qualified   institutional   buyers  interested  in  purchasing  Rule
144A-eligible  securities held by the Company,  however,  could affect adversely the  marketability of such portfolio  securities and the Company might be unable to dispose of such securities promptly or at reasonable prices.

    The Company may also invest in securities  that may not be  restricted,  but are  thinly-traded.  Although  securities  of certain MLPs trade on the New York
Stock  Exchange  ("NYSE"),  the American  Stock  Exchange  ("AMEX"),  the NASDAQ
National Market or other  securities  exchanges or markets,  such securities may have a lower  trading  volume less than those of larger  companies  due to their relatively smaller capitalizations.  Such securities may be difficult to dispose of at a fair price during times when the Company  believes it is desirable to do
so. Thinly-traded  securities are also more difficult to value and the Advisor's judgment as to value will often be given greater weight than market  quotations, if any exist. If market quotations are not available,  thinly-traded  securities will  be  valued  in  accordance  with  procedures  established  by  the  Board.
Investment of the Company's capital in thinly-traded securities may restrict the
Company's  ability  to  take  advantage  of  market  opportunities.   The  risks
associated with thinly-traded securities may be particularly acute in situations in which the Company's  operations  require cash and could result in the Company borrowing  to meet its  short  term  needs or  incurring  losses  on the sale of thinly-traded securities.

    Debt  Securities.  The Company  may invest up to 20% of its total  assets in debt  securities,  including  certain  securities  rated below  investment grade
("junk  bonds").  The  Company's  debt  securities  may have  fixed or  variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. If a security satisfies the Company's minimum rating criteria at the time of purchase and is  subsequently  downgraded below such rating, the Company will not be required to dispose of such security.
If a downgrade occurs, the Advisor will consider what action, including the sale of such security, is in the best interest of the Company and its stockholders.

    Below Investment Grade Debt Securities.  The Company may invest up to 20% of the Company's assets in below investment grade securities.  The below investment grade debt  securities in which the Company  invests are rated from B3 to Ba1 by
Moody's,  from B- to BB+ by S&P's,  are comparably  rated by another  nationally recognized  rating agency or are unrated but  determined by the Advisor to be of comparable quality.

    Investment in below investment grade securities involves substantial risk of loss. Below investment  grade debt securities or comparable  unrated  securities are  commonly  referred  to as "junk  bonds"  and are  considered  predominantly speculative  with respect to the issuer's  ability to pay interest and principal and are  susceptible  to  default  or  decline  in market  value due to  adverse economic and business developments.  The market values for high yield securities tend to be very volatile,  and these  securities are less liquid than investment grade debt  securities.  For these  reasons,  your  investment in the Company is subject to the following specific risks:

    •  increased  price   sensitivity  to  changing  interest  rates  and  to  a
       deteriorating economic environment;

    •   greater risk of loss due to default or declining credit quality;

    •   adverse  company  specific  events are more  likely to render the issuer unable to make interest and/or principal payments; and

    •   if a negative  perception  of the below  investment  grade  debt  market develops,  the  price  and  liquidity  of below  investment  grade  debt securities may be depressed.  This negative  perception could last for a significant period of time.

    Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal  payments and interest payments than an investment grade issuer. The principal amount of below investment grade  securities  outstanding has proliferated in the past decade as an increasing  number of issuers have used below investment grade securities for corporate  financing.  An economic downturn could severely affect the ability of highly  leveraged  issuers to service their debt  obligations  or to repay their obligations  upon maturity.  Similarly,  down-turns in profitability in specific industries,  such as the energy infrastructure  industry, could adversely affect the  ability of below  investment  grade debt  issuers in that  industry to meet their  obligations.  The market values of lower quality debt  securities tend to reflect individual developments of the issuer to a greater extent than do higher quality  securities,  which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality  securities  may have an adverse effect on the Company's net asset value and the market value of its common  stock.  In  addition,  the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of  principal  or  interest  on its  portfolio  holdings.  In certain circumstances,  the Company may be required to foreclose  on an issuer's  assets and take possession of its property or operations.  In such  circumstances,  the
Company would incur  additional  costs in disposing of such assets and potential liabilities from operating any business acquired.

                                      S-9

    The secondary  market for below  investment  grade  securities may not be as liquid as the secondary market for more highly rated securities,  a factor which may have an adverse  effect on the Company's  ability to dispose of a particular security when necessary to meet its liquidity needs.  There are fewer dealers in
the  market  for  below   investment  grade  securities  than  investment  grade
obligations.  The prices quoted by different dealers may vary  significantly and the spread  between the bid and asked price is generally  much larger than those for higher quality instruments. Under adverse market or economic conditions, the secondary market for below  investment grade securities could contract  further, independent  of any specific  adverse  changes in the  condition of a particular issuer,  and these  instruments may become  illiquid.  As a result,  the Company could find it more difficult to sell these securities or may be able to sell the securities  only at prices  lower than if such  securities  were widely  traded.
Prices realized upon the sale of such lower rated or unrated  securities,  under these  circumstances,  may be less  than  the  prices  used in  calculating  the
Company's net asset value.

    Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Company may invest a portion of its  assets,  the yields  and prices of such  securities  may tend to fluctuate  more than those for higher  rated  securities.  In the lower  quality segments  of the debt  securities  market,  changes in  perceptions  of issuers'
creditworthiness  tend to occur more frequently and in a more pronounced  manner than do  changes  in higher  quality  segments  of the debt  securities  market, resulting in greater yield and price volatility.

    The Company will not invest in distressed, below investment grade securities
(those that are in default or the issuers of which are in bankruptcy). If a debt security  becomes  distressed  while held by the  Company,  the  Company  may be required to bear certain extraordinary  expenses in order to protect and recover its investment if it is recoverable at all.

    See Appendix B to this Statement of Additional Information for a description of Moody's, S&P's and Fitch Ratings ("Fitch").

    Commercial  Paper.  The Company may invest in commercial  paper.  Commercial paper is a debt obligation  usually issued by corporations  and may be unsecured or secured by letters of credit or a surety  bond.  Commercial  paper is usually repaid at  maturity  by the issuer  from the  proceeds  of the  issuance  of new commercial paper. As a result,  investment in commercial paper is subject to the risk that the issuer  cannot  issue enough new  commercial  paper to satisfy its outstanding commercial paper, also known as rollover risk.

    Asset-backed  commercial  paper is a debt obligation  generally  issued by a
corporate-sponsored   special  purpose  entity  to  which  the  corporation  has contributed  cash-flowing  receivables  like credit card  receivables,  auto and equipment leases, and other receivables.  Investment in asset-backed  commercial paper is subject to the risk that insufficient  proceeds from the projected cash flows of the  contributed  receivables  are  available  to repay the  commercial paper.

    U.S.  Government  Securities.  The  Company  may  invest in U.S.  Government
Securities.  There  are two broad  categories  of U.S.  Government-related  debt instruments:  (a) direct  obligations of the U.S.  Treasury,  and (b) securities issued or guaranteed by U.S. Government agencies.

    Examples of direct  obligations  of the U.S.  Treasury are  Treasury  Bills,
Notes,  Bonds and other  debt  securities  issued  by the U.S.  Treasury.  These instruments are backed by the "full faith and credit" of the United States. They differ  primarily in interest  rates,  the length of maturities and the dates of issuance.  Treasury Bills have original maturities of one year or less. Treasury
Notes have original  maturities of one to ten years and Treasury Bonds generally have original maturities of greater than ten years.

    Some agency securities are backed by the full faith and credit of the United
States and others are backed only by the rights of the issuer to borrow from the
U.S.  Treasury  (such as  Federal  Home Loan Bank  Bonds  and  Federal  National
Mortgage  Association Bonds),  while still others, such as the securities of the
Federal Farm Credit Bank, are supported  only by the credit of the issuer.  With respect to securities  supported  only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury,  there is no guarantee that the U.S.  Government  will provide  support to such agencies and such securities may involve risk of loss of principal and interest.

    Investment  Company  Securities.  The  Company  does not intend to invest in shares of other investment companies to achieve its investment objective.

    Repurchase  Agreements.  The Company may enter into "repurchase  agreements"
backed by U.S.  Government  Securities.  A repurchase  agreement arises when the
Company  purchases  a  security  and  simultaneously  agrees to resell it to the vendor at an agreed  upon  future  date.  The resale  price is greater  than the purchase  price,  reflecting  an  agreed  upon  market  rate of  return  that is effective  for the period of time the Company holds the security and that is not related to the coupon rate on the purchased security.  Such

                                      S-10

agreements  generally  have  maturities of not more than seven days and could be used to  permit  the  Company  to earn  interest  on assets  awaiting  long term investment. The Company requires continuous maintenance by the custodian for the
Company's  account  in  the  Federal   Reserve/Treasury  Book  Entry  System  of
collateral  in an amount  equal to, or in excess  of,  the  market  value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing  in more than seven days are  considered  illiquid  securities.  In the event of a bankruptcy  or other  default of a seller of a repurchase  agreement, the Company could experience both delays in liquidating the underlying  security and  losses,  including:  (a)  possible  decline in the value of the  underlying security  during  the  period  while the  Company  seeks to  enforce  its rights thereto;  (b) possible  subnormal  levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

    Reverse Repurchase Agreements. The Company may enter into reverse repurchase agreements  for  temporary  purposes  with banks and  securities  dealers if the creditworthiness  of the bank or  securities  dealer has been  determined by the
Advisor to be  satisfactory.  A reverse  repurchase  agreement  is a  repurchase agreement  in which the Company is the seller of,  rather than the  investor in, securities and agrees to repurchase them at an agreed-upon  time and price.  Use of a reverse repurchase  agreement may be preferable to a regular sale and later repurchase of securities  because it avoids certain market risks and transaction costs.

    At the time when the  Company  enters into a reverse  repurchase  agreement, liquid assets (cash,  U.S.  Government  Securities  or other  "high-grade"  debt obligations)  of the  Company  having a value at least as great as the  purchase price of the  securities to be purchased  will be segregated on the books of the
Company and held by the custodian  throughout the period of the obligation.  The use of reverse  repurchase  agreements  by the Company  creates  leverage  which increases the Company's  investment  risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Company's earnings or net asset value will  increase  faster than  otherwise  would be the case;  conversely,  if the income and gains fail to exceed the cost, earnings or net asset  value would  decline  faster than  otherwise  would be the case.  The
Company intends to enter into reverse  repurchase  agreements only if the income from the  investment  of the proceeds is expected to be greater than the expense of the  transaction,  because the  proceeds  are invested for a period no longer than the term of the reverse repurchase agreement.

    Margin Borrowing.  Although it does not currently intend to, the Company may in the  future  use  margin  borrowing  of up to 33 1/3%  of  total  assets  for investment  purposes when the Advisor believes it will enhance  returns.  Margin borrowings by the Company create certain  additional risks. For example,  should the securities that are pledged to brokers to secure margin accounts  decline in value,  or should  brokers  from which the Company has borrowed  increase  their maintenance margin  requirements (i.e., reduce the percentage of a position that can be financed), then the Company could be subject to a "margin call," pursuant to which it must  either  deposit  additional  funds  with the  broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a  precipitous  drop in the  value of the  assets of the
Company,  it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer  mandatory  liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons,  the  use  of  borrowings  for  investment  purposes  is  considered  a speculative  investment  practice.  Any use of margin  borrowing  by the Company would be subject to the  limitations of the 1940 Act,  including the prohibition on the Company from issuing  more than one class of senior  securities,  and the asset coverage  requirements  discussed  earlier in this Statement of Additional
Information. See "Investment Limitations."

    Interest Rate  Transactions.  In an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure,  the Company may, but is not obligated to, enter into interest rate  transactions such as swaps, caps and floors. The use of interest rate transactions is a highly  specialized  activity that involves  investment  techniques and risks different from those  associated with ordinary  portfolio  security  transactions.  In an interest rate swap, the
Company  would agree to pay to the other party to the interest  rate swap (which is known  as the  "counterparty")  a fixed  rate  payment  in  exchange  for the counterparty  agreeing to pay to the  Company a variable  rate  payment  that is intended to approximate  the Company's  variable rate payment  obligation on any variable rate borrowings or preferred  stock. The payment  obligations  would be based on the notional  amount of the swap.  In an interest rate cap, the Company would pay a premium to the  counterparty  to the  interest  rate cap and, to the extent that a specified variable rate index exceeds a predetermined  fixed rate, it would receive from the  counterparty  payments of the difference based on the notional  amount of such cap. In an interest  rate floor,  the Company  would be entitled  to  receive,  to the  extent  that a  specified  index  falls  below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor.  When interest rate transactions are outstanding,  the Company will segregate liquid assets with its custodian in an amount equal to its net payment obligation under the transactions. Therefore, depending  on the state of  interest  rates in  general,  the  Company's  use of interest rate transactions could enhance or decrease cash flow available to make payments  with  respect to the MMP  Shares.  Further,  to the extent  there is a decline in interest  rates,  the value of the interest rate  transactions  could decline,  and could result in a decline in the  Company's  net asset  value.  In addition,  if the  counterparty to an interest rate  transaction  defaults,  the
Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company's cost of financial leverage.

                                      S-11

    The Company has entered into  interest  rate swap  transactions  intended to hedge the Company's  interest payment  obligations  under currently  outstanding
Series A and Series B Tortoise  Notes  against  material  increases  in interest rates for the period  beginning March 2006 and continuing  through November 2015 with respect to Series A Tortoise Notes and for the period  beginning March 2006 and continuing  through  December 2015 with respect to Series B Tortoise  Notes.
The Company has also entered into  interest rate swap  transactions  intended to partially hedge the Company's dividend payment  obligations under the MMP Shares offered pursuant to this Prospectus for the period  beginning  February 2006 and continuing  through  February 2013 and for the period  beginning  March 2006 and continuing through March 2018.

    Delayed-Delivery  Transactions.  Securities  may be  bought  and  sold  on a delayed-delivery or when-issued basis.  Delayed-delivery  transactions involve a commitment to purchase or sell specific  securities at a predetermined  price or yield,  with payment and delivery  taking place after the  customary  settlement period  for  that  type of  security.  Typically,  no  interest  accrues  to the purchaser until the security is delivered. The Company may receive fees or price concessions for entering into delayed-delivery transactions.

    When  purchasing  securities  on a  delayed-delivery  basis,  the  purchaser assumes  the rights  and risks of  ownership,  including  the risks of price and yield  fluctuations  and the  risk  that the  security  will  not be  issued  as anticipated.  Because  payment  for the  securities  is not  required  until the delivery  date,  these risks are in addition  to the risks  associated  with the
Company's investments.  If the Company remains substantially fully invested at a time when  delayed-delivery  purchases  are  outstanding,  the  delayed-delivery purchases may result in a form of leverage. When delayed-delivery  purchases are outstanding,  the  Company  will  set  aside  appropriate  liquid  assets  in  a segregated custodial account to cover its purchase obligations. When the Company has  sold  a  security  on  a  delayed-delivery  basis,  the  Company  does  not participate  in further  gains or losses with  respect to the  security.  If the other party to a  delayed-delivery  transaction  fails to deliver or pay for the securities,  the Company could miss a favorable  price or yield  opportunity  or suffer a loss.

    Securities  Lending.  The Company  may lend  securities  to parties  such as broker-dealers or institutional investors. Securities lending allows the Company to retain  ownership  of the  securities  loaned and, at the same time,  to earn additional  income.  Since  there  may be  delays  in  the  recovery  of  loaned securities,  or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Advisor to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Advisor's  judgment,  the  consideration  to be earned from such loans would justify the risk.

    The Advisor  understands  that it is the current  view of the SEC staff that the Company may engage in loan transactions only under the following conditions:
(1)  the  Company  must  receive  100%  collateral  in the  form of cash or cash equivalents  (e.g.,  U.S.  Treasury  bills or notes) from the borrower;  (2) the borrower  must  increase  the  collateral  whenever  the  market  value  of  the securities  loaned  (determined  on a daily  basis) rises above the value of the collateral;  (3) after giving notice,  the Company must be able to terminate the loan at any time; (4) the Company must receive  reasonable  interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market  value;  (5)  the  Company  may pay  only  reasonable  custodian  fees in connection  with the loan; and (6) the Board must be able to vote proxies on the securities  loaned,  either  by  terminating  the  loan or by  entering  into an alternative arrangement with the borrower.

    Temporary Investments and Defensive  Investments.  Pending investment of the
proceeds  of  this  offering   (which  the  Company   expects  may  take  up  to
approximately three months following the closing of this offering),  the Company may  invest  up to 100% of net  offering  proceeds  in cash,  cash  equivalents, securities issued or guaranteed by the U.S. Government or its  instrumentalities or agencies, high quality, short-term money market instruments,  short-term debt securities,  certificates  of  deposit,  bankers'  acceptances  and  other  bank obligations,  commercial  paper rated in the highest category by a rating agency or other fixed  income  securities-all  of which are expected to provide a lower yield than the  securities of MLPs and their  affiliates,  or may hold cash. The
Company also may invest in such instruments on a temporary basis to meet working capital  needs  including,  but not  limited  to,  the  need for  collateral  in connection with certain investment techniques, to hold a reserve pending payment of  dividends,  and to  facilitate  the payments of expenses and  settlement  of trades.  The Company  anticipates  that under normal market  conditions not more than 5% of its assets will be invested in these instruments.

    In  addition  and  although   inconsistent  with  the  Company's  investment
objective,  under adverse market or economic conditions,  the Company may invest
100% of its total assets in these  securities.  The yield on such securities may be lower  than the  returns on MLP  securities  or yields on lower  rated  fixed income  securities.  To the extent the Company  uses this  strategy,  it may not achieve its investment objective.

                                      S-12

                            MANAGEMENT OF THE COMPANY
Directors and Officers

    The business and affairs of the Company are managed  under the  direction of the Board of Directors.  Accordingly,  the Company's Board of Directors provides broad supervision over the affairs of the Company,  including supervision of the duties performed by the Advisor. The officers of the Company are responsible for the Company's  day-to-day  operations.  The names, ages and addresses of each of the  directors  and  officers  of the  Company,  together  with their  principal occupations  and other  affiliations  during the past five years,  are set forth below.  Each  director and officer will hold office until his  successor is duly elected and qualified,  or until he resigns or is removed in the manner provided by law. Unless otherwise indicated,  the address of each director and officer is
10801 Mastin  Boulevard,  Overland Park, Kansas 66210. The Board of Directors of
the Company  consists of a majority of directors who are not interested  persons
(as defined in the 1940 Act) of the Advisor or its affiliates.

                          POSITION(S) HELD
                         WITH COMPANY, TERM                                              NUMBER OF               OTHER BOARD
                            OF OFFICE AND                  PRINCIPAL                PORTFOLIOS IN FUND            POSITIONS
                              LENGTH OF                OCCUPATION DURING            COMPLEX OVERSEEN BY            HELD BY
NAME AND AGE                 TIME SERVED                PAST FIVE YEARS                DIRECTOR (1)               DIRECTOR
----------------   ----------------------------- ----------------------------------------------------------- -----------------
Independent        Class III Director since 2005 Tenured Associate                            3              None
  Directors                                      Professor of Risk
  Conrad S.                                      Management and Insurance,
  Ciccotello, 45                                 Robinson College of
                                                 Business, Georgia State
                                                 University; Director of
                                                 Graduate Personal
                                                 Financial Planning
                                                 Programs; Editor,
                                                 "Financial Services
                                                 Review" (an academic
                                                 journal dedicated to the
                                                 study of individual
                                                 financial management).
                                                 Formerly, faculty member,
                                                 Pennsylvania State
                                                 University

  John R.          Class II Director since 2005  Executive-in-Residence and                   3              Erie Indemnity Company;
  Graham, 60                                     Professor of Finance,                                       Erie Family Life
                                                 College of Business                                         Insurance Company;
                                                 Administration, Kansas                                      Kansas State Bank
                                                 State University (has
                                                 served as a professor or
                                                 adjunct professor since
                                                 1970); Chairman of the
                                                 Board, President and CEO,
                                                 Graham Capital Management,
                                                 Inc., primarily a real
                                                 estate development and
                                                 investment company and a
                                                 venture capital company;
                                                 and Owner of Graham
                                                 Ventures, a business
                                                 services and venture
                                                 capital firm; formerly,
                                                 CEO, Kansas Farm Bureau
                                                 Financial Services,
                                                 including seven affiliated
                                                 insurance or financial
                                                 service companies
                                                 (1979-2000).

                                      S-13

                          POSITION(S) HELD
                         WITH COMPANY, TERM                                              NUMBER OF               OTHER BOARD
                            OF OFFICE AND                  PRINCIPAL                PORTFOLIOS IN FUND            POSITIONS
                              LENGTH OF                OCCUPATION DURING            COMPLEX OVERSEEN BY            HELD BY
NAME AND AGE                 TIME SERVED                PAST FIVE YEARS                DIRECTOR (1)               DIRECTOR
----------------   ----------------------------- ----------------------------------------------------------- -----------------
Independent
  Directors
  (cont'd)
Charles  E.        Class I Director since 2005   Retired in 1999, Formerly                    3              None
  Heath, 63                                      Chief Investment Officer,
                                                 GE Capital's Employers
                                                 Reinsurance Corporation
                                                 (1989-1999).  Chartered
                                                 Financial Analyst ("CFA") since
                                                 1974.

Interested Directors and Officers(2)

H. Kevin           Class II Director and         Managing Director of the                     3              None
  Birzer, 45       Chairman of the Board since   Advisor since 2002;
                   2005                          Partner/Senior Analyst,
                                                 Fountain Capital
                                                 (1990-present); formerly
                                                 Vice President, Corporate
                                                 Finance Department, Drexel
                                                 Burnham Lambert
                                                 (1986-1989); Vice
                                                 President, F. Martin
                                                 Koenig & Co., an
                                                 investment management firm
                                                 (1983-1986).

Terry C.           Class I Director, Chief       Managing Director of the                     3              None
  Matlack, 49      Financial Officer since 2005  Advisor since 2002;
                                                 Managing Director, KCEP
                                                 (2001-present); formerly
                                                 President, GreenStreet Capital,
                                                 a private investment firm
                                                 (1998-2001).

David J.           President and Chief           Managing Director of the                   N/A              None
  Schulte, 44      Executive Officer since 2005  Advisor since 2002;
                                                 Managing Director, KCEP
                                                 (1993-present); CFA since 1992;
                                                 Member, Corporate Governance
                                                 Task Force of CFA Institute.

Zachary A.         Secretary since 2005          Managing Director of the                   N/A              None
  Hamel, 40                                      Advisor since 2002;
                                                 Partner/Senior Analyst
                                                 with Fountain Capital
                                                 (1997-present).

                                      S-14

                          POSITION(S) HELD
                         WITH COMPANY, TERM                                              NUMBER OF               OTHER BOARD
                            OF OFFICE AND                  PRINCIPAL                PORTFOLIOS IN FUND            POSITIONS
                              LENGTH OF                OCCUPATION DURING            COMPLEX OVERSEEN BY            HELD BY
NAME AND AGE                 TIME SERVED                PAST FIVE YEARS                DIRECTOR (1)               DIRECTOR
----------------   ----------------------------- ----------------------------------------------------------- -----------------
Kenneth P.         Treasurer since 2005          Managing Director of the                   N/A              None
  Malvey, 40                                     Advisor since 2002;
                                                 Partner/Senior Analyst,
                                                 Fountain Capital
                                                 Management (2002-present);
                                                 formerly, Investment Risk
                                                 Manager and member of the
                                                 Global Office of
                                                 Investments, GE Capital's
                                                 Employers Reinsurance
                                                 Corporation (1996-2002).
------------

(1)  This  number   includes  the  Company,   Tortoise   Energy   Infrastructure
     Corporation ("TYG") and Tortoise North American Energy Corporation ("TYN"),
     but excludes Tortoise Energy Capital Corporation  ("TTO"). The Advisor also serves as the investment adviser to TYG, TYN and TTO.

(2)  As a result of their  respective  positions  held with the  Advisor  or its affiliates,  these individuals are considered  "interested  persons" of the
     Company within the meaning of the 1940 Act.

     The  following  individuals  included in the table above hold the following positions with TTO, a private  investment  fund managed by the Advisor:  Messrs.
Ciccotello,  Graham and Heath are  directors;  Mr.  Birzer is a director and the
Chairman  of the  Board;  Mr.  Matlack  is a  director  and the Chief  Financial
Officer;  Mr. Schulte is the President and Chief Executive Officer; Mr. Hamel is
the Secretary; and Mr. Malvey is the Treasurer.

     The Company has an audit  committee  that consists of three  directors (the
"Audit  Committee") who are not  "interested  persons" of the Company within the meaning of the 1940 Act ("Independent  Directors").  The Audit Committee members are Conrad S. Ciccotello  (Chairman),  John R. Graham and Charles E. Heath.  The
Audit  Committee's  function is to oversee the  Company's  accounting  policies, financial  reporting and internal  control  system.  The Audit  Committee  makes recommendations  regarding the selection of the  independent  registered  public accounting firm of the Company,  reviews the independence of such firm,  reviews the scope of the audit and internal controls, considers and reports to the Board on  matters  relating  to  the  Company's  accounting  and  financial  reporting practices,  and performs  such other tasks as the full Board deems  necessary or appropriate.  The Audit Committee has held [one] meeting since the Company began operations on May 31, 2005.

     The Company has a nominating  and  governance  committee  that  consists of
three  Independent  Directors  (the  "Nominating  Committee").   The  Nominating
Committee  members  are Conrad S.  Ciccotello,  John R.  Graham  (Chairman)  and
Charles E.  Heath.  The  Nominating  Committee's  function  is to  nominate  and evaluate Independent Director candidates,  review the compensation  arrangements for each of the directors,  review corporate governance issues and developments, and to develop and recommend to the Board  corporate  governance  guidelines and procedures,  to the extent appropriate.  The Nominating  Committee will consider nominees recommended by shareholders so long as such recommendations are made in accordance with the Company's Bylaws. The Nominating Committee [has not held any meetings] since the Company began operations on May 31, 2005.

     The Company also has a compliance  committee (the  "Compliance  Committee")
whose  members  are Conrad S.  Ciccotello,  John R.  Graham and Charles E. Heath
(Chairman). [The committee has not yet met.] The Compliance Committee's function is to review the  results of  management's  compliance  testing  program  and to monitor compliance with the Company's Code of Ethics.

     Directors  and  officers of the Company who are  interested  persons of the
Advisor or the  Administrator  will  receive no salary or fees from the Company.
For the current fiscal year, each Independent Director receives from the Company an annual retainer of $15,000  ($6,000 for the Chairman of the Audit  Committee)
and fees of $2,000 (and  reimbursement for related expenses) for each meeting of the Board or  committee  meeting (or $1,000 for each  committee  meeting that is held on the same day as a Board  meeting) he or she  attends.  Each  Independent
Director receives $1,000 for each telephone  committee  meeting.  No director or officer  will be entitled to receive  pension or  retirement  benefits  from the
Company.

                                      S-15

    The table below sets forth the estimated  compensation paid to the directors by the Company for the 2005 fiscal year.

                                                                               TOTAL COMPENSATION
                                                                               FROM FUND AND FUND
NAME AND POSITION                      AGGREGATE COMPENSATION               COMPLEX PAID TO DIRECTORS
WITH THE COMPANY                          FROM THE COMPANY                        (3 COMPANIES)
------------------------------  -----------------------------------  -------------------------------------
INDEPENDENT DIRECTORS
Conrad S. Ciccotello                          $  27,000                             $  69,000
John R. Graham                                $  21,000                             $  59,333
Charles E. Heath                              $  21,000                             $  65,333
INTERESTED DIRECTORS
H. Kevin Birzer                               $       0                             $       0
Terry C. Matlack                              $       0                             $       0
------------

    The  following  table  sets  forth the  dollar  range of  equity  securities beneficially  owned  by each  director  in the  Company  as of the  date of this
Statement of Additional Information.

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                   AGGREGATE DOLLAR RANGE              SECURITIES IN ALL REGISTERED INVESTMENT
                                   OF COMPANY SECURITIES              COMPANIES OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR               BENEFICIALLY OWNED BY DIRECTOR           OF INVESTMENT COMPANIES (3 COMPANIES)
----------------------         ------------------------------         ----------------------------------------
INDEPENDENT DIRECTORS
Conrad S. Ciccotello                 $10,001 - $50,000                           $50,001 - $100,000
John R. Graham                       $10,001 - $50,000                              over $100,000
Charles E. Heath                     $10,001 - $50,000                              over $100,000
INTERESTED DIRECTORS
H. Kevin Birzer                        over $100,000                                over $100,000
Terry C. Matlack                       over $100,000                                over $100,000

     The following table sets forth the ownership in TTO by the Company's independent directors as of , 2005. The Advisor also serves as the investment advisor to TTO.

------------------------------------------------- -------------------- ------------------- ------------------
Name of Independent Director                        Title of Class          Value of       Percent of Class
                                                                           Securities
------------------------------------------------- -------------------- ------------------- ------------------
Conrad S. Ciccotello...............................
John R. Graham.....................................
Charles E. Heath...................................
------------------------------------------------- -------------------- ------------------- ------------------

Control Persons

     As of November 30, 2005, the following persons owned of record more than 5%
of the Company's common stock:

                  Name and Address            Ownership Percentage
                  ----------------            --------------------

                  A.G. Edwards & Sons, Inc.              6.65%
                     One North Jefferson
                     St. Louis MO 63103

                  Stifel, Nicolaus & Co., Inc.          16.98%
                     501 North Broadway
                     St. Louis MO 63102

                  Oppenheimer & Co. Inc.                 8.13%
                     125 Broad Street
                     New York NY 10004

                  RBC Dain Rauscher Inc.                14.23%
                     1211 Avenue of the Americas
                     New York NY 10036

                  Wachovia Capital Markets, LLC         15.11%
                     7 St. Paul Street
                     Baltimore, MD 21202

    The officers and directors of the Company,  as a group,  owned less than one percent of the Company's outstanding common stock.

                                      S-16

Indemnification of Directors and Officers

    Maryland  law  permits a Maryland  corporation  to include in its  charter a
provision   limiting  the  liability  of  its  directors  and  officers  to  the corporation  and  its  stockholders  for  money  damages  except  for  liability resulting  from (a) actual  receipt of an  improper  benefit or profit in money,
property  or  services  or  (b)  active  and  deliberate   dishonesty  which  is
established by a final  judgment as being  material to the cause of action.  The
Company's  Charter (the "Charter")  contains such a provision  which  eliminates directors' and officers'  liability to the maximum extent  permitted by Maryland law and the 1940 Act.

    The Charter  authorizes  the  Company,  to the maximum  extent  permitted by
Maryland law and the 1940 Act, to obligate  itself to  indemnify  any present or former director or officer or any individual who, while a director or officer of the  Company  and at the request of the  Company,  serves or has served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee, from and against any claim or liability to which that person may become subject  or which  that  person  may incur by  reason of his or her  status as a present or former  director  or officer of the Company or as a present or former director,  officer,  partner  or trustee of  another  corporation,  real  estate investment trust,  partnership,  joint venture,  trust, employee benefit plan or other  enterprise,  and to pay or reimburse  his or her  reasonable  expenses in advance of final  disposition of a proceeding.  The Bylaws obligate the Company, to the maximum  extent  permitted by Maryland  law to  indemnify  any present or former  director  or  officer or any  individual  who,  while a director  of the
Company  and at the  request  of  the  Company,  serves  or has  served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee and who is made, or threatened to be made, a party to the  proceeding by reason of his or her  service in that  capacity  from and  against  any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the
Company and to pay or  reimburse  his or her  reasonable  expenses in advance of final  disposition of a proceeding.  The Company's  obligations to indemnify any director, officer or other individual, however, is limited by the 1940 Act which
prohibits  the  Company  from  indemnifying  any  director,   officer  or  other
individual from any liability  resulting  directly from the willful  misconduct, bad faith,  gross negligence in the performance of duties or reckless  disregard of  applicable  obligations  and  duties  of the  directors,  officers  or other individuals.  The Charter and Bylaws  also permit the Company to  indemnify  and advance expenses to any person who served a predecessor of the Company in any of the  capacities  described  above and any  employee or agent of the Company or a predecessor of the Company.

    Maryland law requires a corporation  (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been  successful  in the  defense  of any  proceeding  to which  he is made,  or threatened  to be made,  a party by  reason  of his  service  in that  capacity.
Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable  expenses actually incurred by them in connection with any proceeding to which they may be made,  or threatened to be made, a party by reason of their service in those or other  capacities  unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the  proceeding  and (1) was  committed  in bad  faith or (2) was the  result of active and deliberate dishonesty,  (b) the director or officer actually received an improper  personal benefit in money,  property or services or (c) in the case of any  criminal  proceeding,  the director or officer had  reasonable  cause to believe that the act or omission was unlawful.

    However, under Maryland law, a Maryland corporation may not indemnify for an adverse  judgment  in a suit  by or in the  right  of the  corporation  or for a judgment  of  liability  on the  basis  that  personal  benefit  was  improperly received, unless in either case a court orders indemnification and then only for expenses. In addition,  Maryland law permits a corporation to advance reasonable expenses  to a  director  or  officer  upon the  corporation's  receipt of (a) a written  affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written  undertaking  by him or on his behalf to repay the amount paid or  reimbursed  by the  corporation  if it is  ultimately  determined  that  the standard of conduct was not met.

Investment Adviser

     Tortoise  Capital  Advisors,  LLC, a Delaware  limited  liability  company, serves as the  investment  advisor to the  Company.  The  Advisor  was formed in
October 2002 and has been managing  investments in portfolios of MLPs since that time. The Advisor also manages the investments of TYG, which began operations in
February 2004 and TYN, which began operations in October 2005. TYG, whose shares
trade  on  the  New  York  Stock   exchange   under  the  symbol  "TYG",   is  a
non-diversified,  closed-end  management  investment company that was created to invest  principally  in MLPs in the energy  infrastructure  sector.  TYN,  whose shares  trade on the New York  Stock  Exchange  under  the  symbol  "TYN",  is a newly-organized,  non-diversified, closed-end management investment company that was created to invest  primarily in Canadian  royalty trusts,  income trusts and publicly  traded  United  States  MLPs.  The Advisor also manages TTO, a private investment fund that intends to invest primarily in privately held and micro-cap public companies in the U.S. energy  infrastructure  sector.  The investments of the Company, TYG, TYN and TTO are managed by the Advisor's investment committee.
The Company,  TYG, TYN and TTO share the same officers. As of November 30, 2005, the Advisor had client assets under management of  approximately  $1.49 billion, including TYG, TYN and the Company, but excluding the assets of TTO. The Advisor is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

                                      S-17

    Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the
Advisor, subject to overall supervision by the Board, manages the investments of the Company. The Advisor regularly provides the Company with investment research advice and supervision and furnishes  continuously an investment program for the
Company, consistent with the investment objective and policies of the Company.

    Day-to-day  management of the Company's  portfolio is the  responsibility of the Advisor's investment  committee,  which consists of Messrs.  Birzer,  Hamel,
Malvey, Matlack and Schulte. Messrs. Matlack and Schulte are full-time employees of the Advisor. The other members of the investment committee are affiliates of, but not  employees of, the Advisor.  Members of the  investment  committee  have significant responsibilities with Kansas City Equity Partners LC ("KCEP") and/or
Fountain Capital Management,  L.L.C.  ("Fountain  Capital").  All members of the investment  committee  have  undertaken to provide such services as necessary to fulfill the obligations of the Advisor to the Company.

    The following table provides  information  about other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2005.

                                                                                       NUMBER OF        TOTAL ASSETS
                                                                                       ACCOUNTS          OF ACCOUNTS
                                                                       TOTAL           PAYING A           PAYING A
                                                     NUMBER OF       ASSETS OF        PERFORMANCE        PERFORMANCE
NAME OF MANAGER                                      ACCOUNTS        ACCOUNTS*            FEE               FEE*
----------------------------------------------   --------------- --------------- -------------------- -----------------
H. Kevin Birzer
    Registered investment companies                     2              $  797            --                   --
    Other pooled investment vehicles                    8              $  316             4                  $28
    Other accounts                                     205             $2,167            --                   --
Zachary A. Hamel
    Registered investment companies                     2              $  797            --                   --
    Other pooled investment vehicles                    8              $  316             4                  $28
    Other accounts                                     205             $2,167            --                   --
Kenneth P. Malvey
    Registered investment companies                     2              $  797            --                   --
    Other pooled investment vehicles                    8              $  316             4                  $28
    Other accounts                                     205             $2,167            --                   --
Terry C. Matlack
    Registered investment companies                     2              $  797            --                   --
    Other pooled investment vehicles                    5              $   88             4                  $28
    Other accounts                                     180             $  132            --                   --
David J. Schulte
    Registered investment companies                     2              $  797            --                   --
    Other pooled investment vehicles                    5              $   88             4                  $28
    Other accounts                                     180             $  132            --                   --
------------

*   In millions of dollars.

    The  following  table  sets  forth the  dollar  range of  equity  securities beneficially  owned  by each of the  portfolio  managers  as of the date of this statement of additional information.

                                                       AGGREGATE DOLLAR RANGE OF
                                                          COMPANY SECURITIES
                                                         BENEFICIALLY OWNED BY
NAME OF MANAGER                                                 MANAGER
-------------------------------------------            -------------------------
H. Kevin Birzer                                              over $100,000
Zachary A. Hamel                                            $10,001-$50,000
Kenneth P. Malvey                                           $10,001-$50,000

                                      S-18

Terry C. Matlack                                             over $100,000
David J. Schulte                                            $10,001-$50,000

    None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receive any direct compensation from the Fund or any other of the managed accounts reflected in the table on page S- . All such  accounts  are managed by the  Advisor,  Fountain or
KCEP.  Messrs.  Schulte and Matlack are  full-time  employees of the Advisor and receive a fixed salary for the services they provide. Fountain Capital is paid a fixed monthly fee,  subject to adjustment,  for the services of Messrs.  Birzer,
Hamel or Malvey. Each of Messrs. Schulte,  Matlack, Birzer, Hamel and Malvey own
an equity  interest in either KCEP or Fountain  Capital,  the two entities  that control the Advisor,  and each thus benefits from increases in the net income of the Advisor, KCEP or Fountain Capital.

    In addition to portfolio  management  services,  the Advisor is obligated to
supply  the  Board  and  officers  of  the  Company  with  certain   statistical
information and reports, to oversee the maintenance of various books and records and to arrange for the  preservation  of records in accordance  with  applicable federal  law and  regulations.  Under the  Investment  Advisory  Agreement,  the
Company pays the Advisor quarterly, as compensation for the services rendered by it, a fee equal to 0.90%  annually  of the  Company's  average  monthly  Managed
Assets  until May 31, 2006.  Thereafter,  the Company will pay the Advisor a fee equal to 0.95% annually of the Company's average monthly Managed Assets. Managed
Assets means the total assets of the Company (including any assets  attributable to any leverage that may be  outstanding)  minus the sum of accrued  liabilities other than (1) deferred taxes, (2) debt entered into for the purpose of leverage and  (3) the  aggregate  liquidation  preference  of any  outstanding  preferred shares.

    Because the management  fees paid to the Advisor are based upon a percentage of the Company's  Managed  Assets,  fees paid to the Advisor are higher when the
Company is leveraged;  thus,  the Advisor will have an incentive to leverage the
Company.  The Advisor  intends to leverage  the Company only when it believes it will serve the best interests of the stockholders. The Company's average monthly
Managed Assets are determined for the purpose of calculating  the management fee by taking the average of the monthly  determinations  of Managed Assets during a given calendar  quarter.  The fees are payable for each calendar  quarter within five (5) days of the end of that quarter.

    The Advisory Agreement provides that the Company will pay all expenses other than those expressly stated to be payable by the Advisor, which expenses payable by the Company  shall  include,  without  implied  limitation:  (1)  expenses of maintaining  the Company and  continuing  its  existence  and related  overhead, including,  to the extent  services  are provided by personnel of the Advisor or its affiliates, office space and facilities and personnel compensation, training and  benefits,  (2)  registration  of  the  Company  under  the  1940  Act,  (3)
commissions,  spreads,  fees and other expenses  connected with the acquisition, holding and disposition of securities and other investments  including placement and similar fees in connection with direct placements  entered into on behalf of the  Company,  (4)  auditing,  accounting  and  legal  expenses,  (5)  taxes and interest,  (6) governmental  fees, (7) expenses of listing shares of the Company with a stock exchange,  and expenses of issue,  sale,  repurchase and redemption
(if any) of interests in the Company,  including  expenses of conducting  tender offers for the purpose of repurchasing common stock, (8) expenses of registering and  qualifying  the Company and its shares under  federal and state  securities laws and of preparing and filing registration statements and amendments for such purposes,  (9) expenses of communicating  with  shareholders  including  website expenses and the expenses of  preparing,  printing and mailing  press  releases, reports and other notices to stockholders  and of meetings of  stockholders  and proxy solicitations  therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13)
fees,  expenses  and  disbursements  of  custodians  and  subcustodians  for all services to the Company  (including  without  limitation  safekeeping  of funds, securities and other investments,  keeping of books,  accounts and records,  and determination  of net asset values),  (14) fees,  expenses and  disbursements of transfer  agents,  dividend and interest  paying agents,  stockholder  servicing agents and registrars  for all services to the Company,  (15)  compensation  and expenses  of  directors  of the  Company  who are not  members of the  Advisor's organization,  (16) pricing and valuation services employed by the Company, (17)
all expenses  incurred in connection  with  leveraging  of the Company's  assets through a line of credit or other  indebtedness or issuing and maintaining notes
or  preferred  stock,   (18)  all  expenses  incurred  in  connection  with  the
organization  of the Company and  offerings of the Company's  common stock,  and
(19) such  non-recurring  items as may arise,  including  expenses  incurred  in connection  with  litigation,  proceedings  and claims and the obligation of the
Company to  indemnify  its  directors,  officers and  stockholders  with respect thereto.

    The Advisory  Agreement  provides that the Advisor will not be liable in any way for any default,  failure or defect in any of the securities  comprising the
Company's  portfolio  if it has  satisfied  the duties and the standard of care, diligence and skill set forth in the Advisory  Agreement.  However,  the Advisor shall be liable  to the  Company  for any loss,  damage,  claim,  cost,  charge, expense or liability resulting from the Advisor's willful misconduct,  bad faith or gross  negligence  or  disregard  by the Advisor of the  Advisor's  duties or standard of care,  diligence and skill set forth in the Advisory  Agreement or a material  breach or  default of the  Advisor's  obligations  under the  Advisory
Agreement.

                                      S-19

    The Advisory Agreement will continue in force for a period of two years from
May 1, 2005 and from  year to year  thereafter,  provided  such  continuance  is approved by a majority of the Board or by a vote of the holders of a majority of the outstanding  voting  securities of the Company.  Additionally,  the Advisory
Agreement must be approved  annually by a vote of a majority of the  Independent
Directors.  The  Advisory  Agreement  may be  terminated  by the  Advisor or the
Company, without penalty, on sixty (60) days' prior written notice to the other.
The  Advisory  Agreement  will  terminate  automatically  in  the  event  of its assignment.

    The  Advisory  Agreement  was  considered  and  approved  by  the  Board  of
Directors,   including  a  majority  of  the  Independent   Directors,   at  the
organizational  meeting of the Company held on April 15, 2005. In its discussion of the Advisory Agreement, the Independent Directors reviewed the performance of
TYG,  the other  registered  investment  company  advised  by the  Advisor.  The
Independent  Directors also reviewed the advisory fees charged to other accounts of the  Advisor,  including  the varying  fees  charged for  different  types of investments,  and the fees charged by other  advisors to  closed-end  funds with similar  investment  objectives  and policies as the Company.  In reviewing  the comparative  fee  information,  the  Independent  Directors  concluded  that the
Advisory  Agreement  provided a fee structure that was (1) at least as favorable to the Company as the fee structure for private  accounts managed by the Advisor
(assuming these private  accounts  consisted of the asset structure  anticipated for the Company), and (2) more favorable to the Company than the fees charged by other advisors  managing  assets for entities like the Company.  The Independent
Directors  also  considered  the likely  profitability  of the Advisor under the
Advisory Agreement.  Based on this analysis, the Independent Directors concluded that the fees and the  expense  ratios  that the  Company  is  paying  under the
Advisory  Agreement are reasonable given the quality of services  expected to be provided  under  the  Advisory  Agreement  and that  such  fees and  ratios  are comparable  to, and in most cases  lower than,  the fees  charged by advisors to comparable funds. While the Independent  Directors recognized the benefit to the
Advisor of some  economies of scale,  it also  concluded  that the Advisor would need to incur additional expenses to provide the Company the required services.

Potential Conflicts Of Interest

    The Advisor and its affiliates  manage other  accounts and  portfolios  with investment  strategies  similar to those of the Company.  Securities  frequently meet the  investment  objectives of the Company and such other  accounts and the
Company may compete  against other accounts for the same trade the Company might otherwise make, including the priority of the trading order.

    The Advisor  also serves as  investment  adviser to TYG,  TYN,  TTO, and 180 other  individual  accounts  managed by the  Advisor.  TYG invests  primarily in equity  securities of MLPs issued by energy  infrastructure  companies,  and TYN invests  primarily in publicly traded Canadian  royalty trusts and income trusts and publicly traded MLPs. TTO was created to invest  primarily in privately held and micro-cap public companies in the U.S. energy infrastructure  sector. To the extent certain MLP securities or other energy infrastructure  company securities meet the investment  objectives of these companies or other accounts  managed by the  Advisor,  the  Company may  compete  with TYG,  TYN and TTO and these other accounts for the same investment opportunities.

    It is  possible  that  at  times  identical  securities  will be held by the
Company and other accounts.  However,  positions in the same issuer may vary and the length of time that the Company or other  accounts  may choose to hold their investment in the same issuer may likewise  vary. To the extent that one or more of the  accounts  managed by the Advisor  seeks to acquire the same  security at about the same time,  the Company may not be able to acquire as large a position in such  security  as it  desires  or it may have to pay a higher  price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular  portfolio security if the  Advisor  decides to sell on behalf of another  account  the same  portfolio security at the same time. On the other hand, if the same  securities are bought or sold at the same  time by the  Company  and  other  accounts,  the  resulting participation  in volume  transactions  could produce better  executions for the
Company. In the event more than one account purchases or sells the same security as the Company on a given date, the purchases and sales will be allocated  among the clients on a good faith  equitable basis by the Advisor in its discretion in accordance with the client's  various  objectives and the Advisor's  procedures.
Although the other accounts may have the same or similar  investment  objectives and policies as the Company, their portfolios may not necessarily consist of the same investments as the Company or each other, and their performance results are likely to differ from those of the Company.

    Under the 1940 Act, the Company and its  affiliates  may be  precluded  from co-investing  in private  placements  of  securities.  The  Advisor and TYG have applied to the SEC for  exemptive  relief to permit  TYG,  the Company and their respective  affiliates to make such  investments.  Unless and until an exemptive order is obtained, the Company will not co-invest with its affiliates in private placement  transactions.  The Company cannot guaranty that the requested  relief will be granted by the SEC. Unless and until an exemptive order is obtained, the
Advisor will not co-invest its proprietary  accounts or other clients' assets in negotiated private transactions in which the Company invests.  Until the Company and the Advisor receive exemptive relief,  the Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client's available cash and its

                                      S-20

investment  objectives.  As a  result  of one or more of these  situations,  the
Company  may not be able to  invest  as much as it  otherwise  would in  certain investments or may not be able to liquidate a position as quickly.

Transfer Agent

    Computershare  Investor Services,  LLC ("Transfer Agent"), Two North LaSalle
Street, Chicago, Illinois, serves as transfer agent for the Company with respect to the Company's common stock.  Computershare Trust Company,  Inc., an affiliate of the Transfer Agent, Two North LaSalle Street,  Chicago,  Illinois,  serves as the  Company's  dividend  paying  agent as well as Plan Agent for the  Company's
Dividend Reinvestment Plan with respect to the Company's common stock.

Code of Ethics

    The Company and the Advisor  have each  adopted a Code of Ethics  under Rule
17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of the Company and the Advisor (collectively, the "Codes"). Subject to certain limitations,  the Codes permit those officers,  directors and designated employees  of the  Company  and the  Advisor  ("Covered  Persons")  to invest in securities,  including  securities that may be purchased or held by the Company.
The Codes contain  provisions and requirements  designed to identify and address certain conflicts of interest between personal investment  activities of Covered
Persons and the  interests of investment  advisory  clients such as the Company.
Among other things,  the Codes  prohibit  certain types of  transactions  absent prior approval,  imposes time periods during which personal transactions may not be made in certain  securities,  and requires  submission  of  duplicate  broker confirmations and statements and quarterly reporting of securities transactions.
Exceptions  to these  and  other  provisions  of the  Codes  may be  granted  in particular circumstances after review by appropriate personnel.

    The Codes can be reviewed and copied at the SEC's Public  Reference  Room in
Washington,  D.C.  Information on the operation of the Public Reference Room may be  obtained  by calling  the SEC at (202)  942-8090.  The code of ethics of the
Company is also  available on the EDGAR  Database on the SEC's  Internet site at
http://www.sec.gov,  and,  upon  payment of a  duplicating  fee,  by  electronic request at the following  e-mail address:  publicinfo@sec.gov  or by writing the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

                             PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

    The Advisor is responsible  for decisions to buy and sell securities for the
Company, broker-dealer selection, and negotiation of brokerage commission rates.
The Advisor's primary  consideration in effecting a security transaction will be to obtain the best  execution.  In  selecting a  broker-dealer  to execute  each particular transaction,  the Advisor will take the following into consideration:
the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and
the value of the expected  contribution of the  broker-dealer  to the investment performance of the Company on a continuing basis. Accordingly,  the price to the
Company  in any  transaction  may be less  favorable  than that  available  from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

    The ability to invest in direct  placements of MLP securities is critical to the Company's  ability to meet its investment  objective  because of the limited number of MLP  securities  available  for  investment  and, in some  cases,  the relatively small trading volumes of certain securities. Accordingly, the Company may,  from  time to time,  enter  into  arrangements  with  placement  agents in connection with direct placement transactions.

    In  evaluating  placement  agent  proposals,  the Company will consider each broker's  access to issuers of MLP  securities and experience in the MLP market, particularly  the direct  placement  market.  In addition to these factors,  the
Company will consider whether the proposed  services are customary,  whether the proposed  fee  schedules  are within the range of customary  rates,  whether any proposal  would  obligate  the  Company to enter into  transactions  involving a minimum fee,  dollar  amount or volume of  securities,  or into any  transaction whatsoever, and other terms such as indemnification provisions.

    Subject to such policies as the Board may from time to time  determine,  the
Advisor  shall not be deemed to have acted  unlawfully  or to have  breached any duty solely by reason of its having caused the Company to pay a broker or dealer that  provides  brokerage  and  research  services  to the  Advisor an amount of commission  for  effecting  a Company  investment  transaction  in excess of the amount of commission  another  broker or dealer would have charged for effecting that  transaction,  if the Advisor  determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services  provided  by such  broker or

                                      S-21

dealer,  viewed in terms of either that particular  transaction or the Advisor's overall responsibilities with respect to the Company and to other clients of the
Advisor as to which the Advisor exercises investment discretion.  The Advisor is further  authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other  services  to  the  Company,  the  Advisor  or to  any  sub-adviser.  Such allocation  shall  be in such  amounts  and  proportions  as the  Advisor  shall determine and the Advisor will report on said allocations regularly to the Board indicating  the  brokers to whom such  allocations  have been made and the basis therefor.

Portfolio Turnover

    The Company's annual  portfolio  turnover rate may vary greatly from year to year.  Although  the Company  cannot  accurately  predict  its annual  portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. From the  commencement of operations  through November 30, 2005, the Company's actual portfolio  turnover  rate was  .08%.  However,  portfolio  turnover  rate is not considered a limiting  factor in the execution of  investment  decisions for the
Company.  A higher turnover rate results in  correspondingly  greater  brokerage commissions and other transactional expenses that are borne by the Company. High portfolio  turnover also may result in the Company's  recognition  of gains that will  increase  the  Company's  current  and  accumulated  earnings  and profits resulting in a greater portion of the Company's  distributions  being treated as taxable  dividends for Federal income tax purposes.  See "Certain Federal Income
Tax Matters."

                                 NET ASSET VALUE

    The  Company  computes  its net asset  value for its common  stock as of the close  of  trading  of the  NYSE  (normally  4:00  p.m.  Eastern  time)  no less frequently  than the last business day of each calendar  month and at such other times as the  Board  may  determine.  The  Company  makes  its net  asset  value available for  publication  monthly.  For purposes of determining  the net asset value of a common share,  the net asset value of the Company equals the value of the total assets of the Company (the value of the  securities  the Company holds plus cash or other assets, including interest accrued but not yet received) less
(1) all of its liabilities (including,  without limitation, accrued expenses and taxes,  including both current and deferred  income taxes);  (2) accumulated and unpaid interest  payments and dividends on any outstanding  preferred stock; (3)
the aggregate  liquidation value of any outstanding preferred stock; and (4) any distributions  payable on the  common  stock.  The net asset  value per share of common stock of the Company equals the net asset value of the Company divided by the number of outstanding shares of common stock.

    Pursuant  to  an  agreement  with  U.S.  Bancorp  Fund  Services,  LLC  (the
"Accounting Services Provider"), the Accounting Services Provider will value the assets in the  Company's  portfolio  in  accordance  with  Valuation  Procedures adopted by the Board of Directors.  The Accounting Services Provider will obtain securities market  quotations from independent  pricing services approved by the
Advisor and  ratified by the Board of  Directors.  Securities  for which  market quotations are readily  available  shall be valued at "market  value." Any other securities shall be valued at "fair value."

    Valuation  of  certain  assets at market  value is as  follows.  For  equity securities,  the  Accounting  Services  Provider uses readily  available  market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations  are not  available  from an approved pricing service.  For fixed income securities,  the Accounting Services Provider uses readily available market quotations based upon the last updated sale price, a market value which is obtained from a pricing service or by obtaining a direct written  broker-dealer  quotation  from a dealer  who has  made a market  in the security. For options,  futures contracts and options of futures contracts,  the
Accounting  Services  Provider uses readily available market  quotations.  If no sales are  reported  on any  exchange  or OTC market,  the  Accounting  Services
Provider uses the  calculated  mean based on bid and asked prices  obtained from the  primary  exchange or OTC market.  Other  assets are valued at market  value pursuant to the Valuation Procedures.

    If the  Accounting  Services  Provider  cannot  obtain a market value or the
Advisor  determines  that  the  value  of a  security  as so  obtained  does not represent  a  fair  value  as  of  the  valuation  time  (due  to a  significant development  subsequent to the time its price is determined or otherwise),  fair value for the security shall be determined pursuant to the Valuation  Procedures established by the Board. The Valuation Procedures provide that the Advisor will consider a variety of factors with respect to the individual issuer and security in  determining  and  monitoring  the continued  appropriateness  of fair value, including,  without limitation,  financial  statements and fundamental data with respect  to the  issuer,  cost,  the  amount of any  discount,  restrictions  on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain pre-approved  methodologies will be presented  to the Board of  Directors  or a  designated  committee  thereof  for approval at the next regularly  scheduled Board meeting;  otherwise  approval of the Board shall be sought  promptly.  The Valuation  Procedures  provide for two pre-approved methodologies with respect to restricted securities.  First, direct
placements  of  securities  of  private  companies  (i.e.,   companies  with  no
outstanding  public  securities)  ordinarily  will be valued at cost  initially.
Second,  if a restricted  security has a common share  counterpart  trading in a public market or the security is convertible  into publicly  traded  securities, the  security  will be valued at a discount  from the common

                                      S-22

share market  price based on the  restrictions  that apply to its resale  and/or conversion. The foregoing methods for valuing privately placed securities may be used only as long as the Advisor believes they continue to represent fair value.

    In computing  net asset value,  the Company will review the valuation of the obligation for income taxes  separately for current taxes and deferred taxes due to the differing  impact of each on (1) the  anticipated  timing of required tax payments  and (2) the impact of each on the  treatment of  distributions  by the
Company to its stockholders.

    The allocation between current and deferred income taxes is determined based upon the value of assets  reported for book purposes  compared to the respective net tax bases of assets as recognized  for federal  income tax  purposes.  It is anticipated that cash  distributions from MLPs in which the Company invests will not equal the amount of taxable income allocable to the Company primarily due to depreciation and amortization  deductions  recorded by MLPs. This may result, in effect, in a portion of the cash distribution received to not be recognizable as income  for  tax  purposes.  The  relative  portion  of such  distributions  not recognized for tax purposes will vary among the MLPs, and will also vary year by year for each MLP.

                  ADDITIONAL INFORMATION CONCERNING THE AUCTION

General

    Capitalized  terms  used but not  defined  in the  Statement  of  Additional
Information  shall have the  meanings  given to such terms in  Appendix A to the
Statement of Additional Information.

    Auction  Agency  Agreement.  The Company has entered into the Auction Agency
Agreement (the "Auction Agency  Agreement")  with the Auction Agent  (currently,
The Bank of New York) which provides, among other things, that the Auction Agent will  follow the  procedures  for the Auction  (the  "Auction  Procedures")  for
purposes of  determining  the  Applicable  Rate for each series of MMP Shares so long as the Applicable  Rate for MMP Shares of such series is to be based on the results of an Auction.

    Broker-Dealer Agreements.  Each Auction requires the participation of one or
more   Broker-Dealers.   The   Auction   Agent  has  entered   into   Agreements
(collectively,  the  "Broker-Dealer  Agreements")  with  several  Broker-Dealers
selected  by  the  Company,   which  provide  for  the  participation  of  those
Broker-Dealers in Auctions for MMP Shares. See "Broker-Dealers" below.

    Securities Depository.  The Depository Trust Company ("DTC") will act as the
Securities  Depository  for the Agent Members with respect to each series of MMP
Shares.  One certificate for each series of MMP Shares will be registered in the name of Cede & Co., as nominee of the Securities  Depository.  Such  certificate will bear a legend to the effect that such  certificate is issued subject to the provisions  restricting  transfers  of MMP  Shares  contained  in  the  Articles
Supplementary.  The Company also will issue  stop-transfer  instructions  to the transfer  agent for each series of MMP Shares.  Cede & Co. will be the Holder of record of each  series of all MMP Shares and owners of such MMP Shares  will not be entitled to receive  certificates  representing  their ownership  interest in such MMP Shares.

    DTC, a New York-chartered  limited purpose trust company,  performs services for its participants  (including the Agent Members),  some of whom (and/or their representatives)  own DTC.  DTC  maintains  lists of its  participants  and will maintain the positions (ownership  interests) held by each such participant (the
"Agent  Member") in MMP Shares,  whether for its own account or as a nominee for another person.

Concerning the Auction Agent

    The  Auction  Agent is acting as  non-fiduciary  agent  for the  Company  in connection with Auctions. In the absence of bad faith or gross negligence on its part,  the Auction Agent will not be liable for any action taken,  suffered,  or omitted or for any error of judgment made by it in the performance of its duties under the  Auction  Agency  Agreement  and will not be  liable  for any error of judgment  made in good faith  unless the  Auction  Agent will have been  grossly negligent in ascertaining the pertinent facts.

    The  Auction  Agent may rely upon,  as  evidence  of the  identities  of the
Existing  Holders of MMP  Shares,  the  Auction  Agent's  registry  of  Existing
Holders,  the results of Auctions and notices from any  Broker-Dealer  (or other
Person,  if permitted by the Company) with respect to transfers  described under
"The Auction" in the Prospectus and notices from the Company.  The Auction Agent is not  required to accept any such notice for an Auction  unless it is received by the  Auction  Agent by 3:00 p.m.,  New York City time,  on the  Business  Day preceding such Auction.

                                      S-23

    The Auction Agent may terminate the Auction Agency  Agreement upon notice to the Company on a date no earlier than 60 days after such notice.  If the Auction
Agent  should  resign,  the Company  will use its best  efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and  conditions  as the  Auction  Agency  Agreement.  The Company may remove the
Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

    After  each  Auction  for MMP  Shares,  the  Auction  Agent will pay to each
Broker-Dealer,  from funds  provided  by the  Company,  a service  charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a rate period of less than one year,  or a percentage  agreed to by the Company and the
Broker-Dealers in the case of any Auction immediately preceding a rate period of one  year  or  longer,  of the  purchase  price  of MMP  Shares  placed  by such
Broker-Dealer at such Auction.  For the purposes of the preceding sentence,  MMP
Shares will be placed by a Broker-Dealer if such MMP Shares were (a) the subject of Hold  Orders  deemed  to have  been  submitted  to the  Auction  Agent by the
Broker-Dealer  and were  acquired by such  Broker-Dealer  for its own account or were acquired by such  Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order  submitted  by such  Broker-Dealer  that is (1) a
Submitted  Bid of an Existing  Holder  that  resulted  in such  Existing  Holder continuing to hold such MMP Shares as a result of the Auction or (2) a Submitted
Bid of a Potential Holder that resulted in such Potential Holder purchasing such
MMP Shares as a result of the Auction or (3) a valid Hold Order.

    The  Company  may  request  the  Auction  Agent  to  terminate  one or  more
Broker-Dealer  Agreements at any time upon the giving of proper notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.

    The  Broker-Dealer  Agreement  provides that a Broker-Dealer  (other than an affiliate  of the  Company)  may  participate  in Auctions  for its own account.
However,  the  Company,  by  notice  to all  Broker-Dealers,  may  prohibit  all
Broker-Dealers from submitting bids in Auctions for their own accounts, provided that they may  continue  to submit  Hold  Orders  and Sell  Orders for their own accounts.  Any  Broker-Dealer  that is an  affiliate  of the  Company may submit orders in Auctions,  but only if such Orders are not for its own  account.  If a
Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage  over other bidders  because it would have  knowledge of all Orders submitted by it in that Auction;  such  Broker-Dealer,  however,  would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                       CERTAIN FEDERAL INCOME TAX MATTERS

    The  following  is a summary of certain  material  U.S.  federal  income tax considerations  relating  to the  purchase,  ownership  and  disposition  of MMP
Shares. The discussion  generally applies only to holders of MMP Shares that are
U.S.  holders.  You  will be a U.S.  holder  if you are an  individual  who is a citizen or resident of the United States, a U.S.  domestic  corporation,  or any other person that is subject to U.S. federal income tax on a net income basis in respect  of an  investment  in MMP  Shares.  This  summary  deals only with U.S.
holders  that hold MMP Shares as capital  assets and who  purchase MMP Shares in connection with this offering.  It does not address  considerations  that may be relevant  to you if you are an  investor  that is subject to special  tax rules, such  as  a  financial  institution,  insurance  company,  regulated  investment company, real estate investment trust, investor in pass-through  entities,  U.S.
holder of MMP  Shares  whose  "functional  currency"  is not the  United  States dollar, tax-exempt organization,  dealer in securities or currencies,  trader in securities or  commodities  that elects mark to market  treatment,  a person who holds MMP Shares in a qualified tax deferred account such as an IRA, or a person who will hold MMP Shares as a position in a "straddle,"  "hedge" or as part of a
"constructive sale" for federal income tax purposes.

    This summary is based on the  provisions of the Internal  Revenue Code,  the applicable Treasury regulations promulgated  thereunder,  judicial authority and current  administrative  rulings,  as in effect on the date of this Statement of
Additional  Information,  all of  which  may  change.  Any  change  could  apply retroactively and could affect the continued validity of this summary.

    As stated  above,  this  discussion  does not  discuss  all  aspects of U.S.
federal  income  taxation  that may be  relevant to a  particular  holder of MMP
Shares  in  light of such  holder's  particular  circumstances  and  income  tax situation.  Prospective  holders should consult their own tax advisors as to the specific tax consequences to them of the purchase,  ownership and disposition of
MMP Shares,  including the application and the effect of state,  local,  foreign and other tax laws and the  possible  effects of  changes  in U.S.  or other tax laws.

    Pursuant to U.S. Treasury  Department Circular 230, the Company is informing you that (a) this  discussion is not intended to be used,  was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding  penalties under the U.S.  federal tax

                                      S-24

laws that may be imposed on the  taxpayer,  (b) this  discussion  was written in connection  with the  promotion  or  marketing  by the  Company  and the initial purchasers of MMP Shares, and (c) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.

Federal Income Tax Treatment of the Company

    The Company will be treated as a regular C corporation for federal and state income tax  purposes.  The Company will compute and pay federal and state income tax on its taxable  income.  Thus, the Company will be subject to federal income tax on its  taxable  income at tax  rates up to 35%.  Additionally,  in  certain instances the Company could be subject to the alternative  minimum tax of 20% on its  alternative  minimum  taxable  income to the  extent  that the  alternative minimum tax exceeds its regular federal income tax.

    As indicated  above,  the Company intends to invest its assets  primarily in
MLPs.  MLPs  generally  are  treated  as  partnerships  for  federal  income tax purposes.  Since  partnerships  are generally not subject to federal income tax, the partnership's partners must report as their income their proportionate share of partnership  income.  Thus, as a partner in MLPs, the Company will report its proportionate share of the MLPs' income in computing its federal taxable income, irrespective  of  whether  any  cash  distributions  are  made by the MLP to the
Company.  Cash distributions by such MLPs will not be eligible for the dividends received deduction when received by the Company. The Company also will take into account in computing its taxable income any other items of Company income, gain, deduction  or loss.  The Company  anticipates  that these may  include  interest income earned on the Company's  investment in debt  securities,  deductions  for
Company  operating  expenses and gain or loss  recognized  by the Company on the sale of MLP interests or any other security.

    As explained below, based upon the historic performance of MLPs, the Company anticipates  initially that its proportionate  share of the MLPs' taxable income will be significantly less than the amount of cash distributions received by the
Company from the MLPs. In such case,  the Company  anticipates  that it will not incur a current  federal  income tax on a significant  portion of its cash flow, particularly after taking into account the Company's current operating expenses.
If the MLPs' taxable  income is greater than the MLPs' cash  distributions,  the
Company will incur current  federal income tax liability,  possibly in excess of the cash distributions it receives.

    The Company  anticipates  that each year it will turn over a certain portion of its  investment  assets.  The  Company  will  recognize  gain  or loss on the disposition  of all or a portion of its  interest in MLPs in an amount  equal to the  difference  between  the  sales  price and the  Company's  basis in the MLP interests  sold. To the extent the Company  received MLP cash  distributions  in excess of the  taxable  income  reportable  by the Company  with  respect to the respective MLP interest, the Company's basis in the MLP interest will be reduced and the  Company's  gain  on the  sale of such  MLP  interest  likewise  will be increased.

    The Company will not be treated as a regulated  investment company under the federal income tax laws.  The federal  income tax laws generally  provide that a regulated  investment  company does not pay an entity level income tax, provided that it distributes  all or  substantially  all of its income and capital gains.
The regulated  investment  company  taxation  rules have no  application  to the
Company or stockholders of the Company.

Federal Income Tax Treatment of Holders of MMP Shares

    Under  present law,  the Company  believes  that MMP Shares will  constitute stock of the Company,  and thus  distributions with respect to MMP Shares (other than  distributions in redemption of MMP Shares subject to Section 302(b) of the
Internal Revenue Code) will generally  constitute dividends to the extent of the
Company's current or accumulated earnings and profits, as calculated for federal income tax purposes.  Dividends  generally will be taxable as ordinary income to holders,  but are expected to be treated as "qualified  dividend income" that is generally  subject to reduced rates of federal income taxation for non-corporate investors,  as described below. In the case of corporate  holders of MMP Shares, subject to applicable  requirements and  limitations,  dividends may be eligible for the dividends received deduction available to corporations under Section 243 of the Internal Revenue Code.  Distributions in excess of the Company's earnings and profits, if any, will first reduce a shareholder's adjusted tax basis in his or her  shares  and,  after the  adjusted  tax basis is  reduced  to zero,  will constitute  capital gains to a holder who holds such shares as a capital  asset.
Earnings  and profits are treated,  for federal  income tax  purposes,  as first being  used to pay  distributions  on the MMP  Shares,  and  then to the  extent remaining,  if any,  to pay  distributions  on the Common  Shares.  Because  the
Company has elected not to be treated as a regulated  investment  company  under the Internal  Revenue Code,  the Company is not entitled to designate  dividends made with  respect  to the common  shares  and the MMP  Shares as  capital  gain distributions.

                                      S-25

    Under  federal  income tax law enacted on May 28, 2003,  qualified  dividend income  received by individual and other  noncorporate  shareholders is taxed at long-term capital gain rates,  which currently reach a maximum of 15%. Qualified dividend income  generally  includes  dividends from domestic  corporations  and dividends from non-U.S.  corporations that meet certain criteria.  To be treated as  qualified  dividend  income,  the  shareholder  must hold the shares  paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the  ex-dividend  date (or more than 90 days during the
181-day  period  beginning  90 days before the  ex-dividend  date in the case of certain preferred stock dividends).  The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2008.  Thereafter, higher tax rates will apply unless further legislative action is taken.

    The Company will notify  shareholders  annually as to the federal income tax status of Company distributions to them.

    Sale or  Redemption  of MMP Shares.  The sale of MMP Shares by holders  will generally be a taxable  transaction for federal income tax purposes.  Holders of
MMP Shares who sell such  shares  will  generally  recognize  gain or loss in an amount  equal to the  difference  between the net proceeds of the sale and their adjusted tax basis in the shares sold.  If such MMP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss and will be  long-term  capital gain or loss if the MMP Shares were held for more than twelve months. Similarly, a redemption by the Company (including a redemption  resulting from  liquidation of the Company),  if any, of all the MMP
Shares  actually and  constructively  held by a shareholder  generally will give rise to capital gain or loss under Section  302(b) of the Internal  Revenue Code if the shareholder does not own (and is not regarded under certain tax law rules of  constructive  ownership  as owning) any Common  Shares in the  Company,  and provided  that the  redemption  proceeds do not  represent  declared  but unpaid dividends.  Other  redemptions  may also give rise to capital gain or loss,  but certain  conditions  imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

    It is not expected that holder of MMP Shares will be subject to  alternative minimum tax as a result of an investment in the Company.

Tax Consequences of Certain Investments

    Federal Income  Taxation of MLPs.  MLPs are similar to  corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders  and  employees  and is treated as a  separate  entity for  federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation  distributes its income to its stockholders in the form of dividends,  the stockholders  must pay federal  income tax on the dividends they receive.  For this reason,  it is said that corporate income is double-taxed, or taxed at two levels.

    An MLP that  satisfies  the  Qualifying  Income rules is treated for federal income tax purposes as a pass-through  entity.  No federal income tax is paid at the partnership  level. A partnership's  income is considered  earned by all the partners;  it is  allocated  among  all the  partners  in  proportion  to  their
interests  in  the  partnership   (generally  as  provided  in  the  partnership
agreement),  and each  partner  pays tax on his or her share of the  partnership income. All the other items that go into determining taxable income and tax owed are  passed  through  to the  partners  as well --  capital  gains  and  losses, deductions,  credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level -- that of the partner.

    The Internal Revenue Code generally requires "publicly-traded  partnerships"
to be treated as corporations for federal income tax purposes.  However,  if the publicly-traded partnership satisfies certain requirements,  the publicly-traded partnership  will be taxed as a  partnership  for federal  income tax  purposes, referred to herein as an MLP. Under these requirements,  an MLP must receive 90%
of its income from specified sources of Qualifying Income.

    Qualifying Income for MLPs includes interest,  dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity  futures,  and income and gain from certain  mineral or natural  resources  activities.  Mineral or natural  resources  activities  that generate  Qualifying  Income  include  income  and gains  from the  exploration,
development,   mining  or  production,   refining,   transportation   (including
pipelines), or the marketing of any mineral or natural resource. This means that most MLPs today are in energy, timber, or real estate related businesses.

    Because the MLP itself does not pay federal  income tax,  its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally  make  quarterly  cash  distributions.
Although  they  resemble  corporate  dividends,  MLP  distributions  are treated differently.  The MLP  distribution  is  treated  as a return of  capital to the extent of the  investor's  basis in his MLP  interest  and,  to the  extent  the distribution exceeds the investor's basis in the MLP interest, capital gain.

                                      S-26

The  investor's  original  basis is the price paid for the  units.  The basis is adjusted  downward with each  distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

    It is  important  to note  that an MLP  investor  is taxed  on his  share of partnership  income  whether  or not he  actually  receives  any  cash  from the partnership.  The tax is  based  not on  money  he  actually  receives,  but his proportionate share of what the partnership earns.  However, most MLPs make it a policy to make quarterly  distributions  to their partners that will comfortably exceed any income tax owed.

    When the units are sold,  the  difference  between  the sales  price and the investor's  adjusted  basis is the gain or loss for federal income tax purposes.
The partner generally will not be taxed on distributions  until (1) he sells his
MLP units and pays tax on his gain,  which gain is increased  resulting from the basis  decrease  resulting  from prior  distributions;  or (2) his basis reaches zero.

    At tax  filing  season an MLP  investor  will  receive a  Schedule  K-1 form showing the investor's  share of each item of partnership  income,  gain,  loss, deductions  and credits.  The investor will use that  information  to figure the investor's  taxable income (MLPs generally provide their investors with material that walks them through all the steps).  If there is net income derived from the
MLP, the investor pays federal  income tax at his, her or its tax rate. If there is a net loss derived from the MLP, it is generally  considered a "passive loss"
under the Internal  Revenue Code and  generally may not be used to offset income from other sources, but must be carried forward.

    Because the Company is a corporation, the Company, and not its stockholders, will report the income or loss of the MLPs.  Thus,  the  Company's  stockholders will not have to deal with any Schedule K-1  reporting  income and loss items of the MLPs.  Stockholders,  instead, will receive a Form 1099 from the Company. In addition,  due to the Company's anticipated broad public ownership,  the Company does not expect to be subject to the  passive  activity  loss  limitation  rules mentioned in the preceding paragraph.

Backup Withholding

    The Company may be required to withhold for U.S.  federal income  purposes a portion of all taxable distributions  (including redemption proceeds) payable to shareholders  who fail to  provide  the  Company  with  their  correct  taxpayer identification  number or who fail to make  required  certifications,  or if the
Company or a stockholder has been notified by the Internal  Revenue Service that the shareholder is subject to backup  withholding.  Certain  corporate and other stockholders  specified in the Internal Revenue Code are exempt from such backup withholding.  Backup  withholding is not an additional tax. Any amounts withheld may be credited  against the  shareholder's  U.S.  federal  income tax liability provided the  appropriate  information  is  furnished  to the  Internal  Revenue
Service.

Other Taxation

    Non-U.S.  shareholders,  including  shareholders  who are nonresident  alien individuals,  may be subject to U.S. withholding tax on certain distributions at a rate of 30%,  or such  lower  rates  as may be  prescribed  by any  applicable treaty.

    Investors  are advised to consult their own tax advisors with respect to the application of the above-described general federal income tax rules to their own circumstances  and with respect to other  federal,  state,  local or foreign tax consequences to them before making an investment in MMP Shares.

                              PROXY VOTING POLICIES

    The  Company  and  the  Advisor  have  adopted  proxy  voting  policies  and procedures  ("Proxy  Policy"),  which they  believe are  reasonably  designed to ensure  that  proxies  are voted in the best  interests  of the  Company and its stockholders.  Subject to the oversight of the Board of Directors, the Board has delegated  responsibility  for  implementing  the Proxy  Policy to the  Advisor.
Because of the unique nature of MLPs in which the Company primarily invests, the
Advisor shall evaluate each proxy on a case-by-case  basis.  Because  proxies of
MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.

    In the event requests for proxies are received with respect to the voting of equity  securities  other than MLP equity  units,  on routine  matters,  such as election of directors or approval of auditors, the proxies usually will be voted with management  unless the Advisor  determines it has a conflict or the Advisor determines there are other reasons not to vote with  management.  On non-routine matters,  such as amendments  to governing  instruments,  proposals  relating to
compensation  and  stock  option  and  equity  compensation   plans,   corporate
governance  proposals  and  stockholder  proposals,  the Advisor  will vote,  or abstain from voting if deemed  appropriate,  on a

                                      S-27

case by case basis in a manner it believes to be in the best  economic  interest of the Company's  stockholders.  In the event  requests for proxies are received with respect to debt  securities,  the Advisor will vote on a case by case basis in a manner it believes  to be in the best  economic  interest of the  Company's stockholders.

    The Chief Executive  Officer is responsible  for monitoring  Company actions and  ensuring  that (1) proxies are received  and  forwarded to the  appropriate decision  makers;  and (2) proxies are voted in a timely  manner upon receipt of voting  instructions.  The Company is not responsible for voting proxies it does not receive,  but will make reasonable  efforts to obtain missing  proxies.  The
Chief  Executive  Officer  shall  implement  procedures  to identify and monitor potential  conflicts of interest  that could  affect the proxy  voting  process, including (1) significant  client  relationships;  (2) other potential  material business relationships;  and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the  Advisor  and shall be executed  by the Chief  Executive  Officer.  Every effort  shall be made to  consult  with the  portfolio  manager  and/or  analyst covering the security. The Company may determine not to vote a particular proxy, if the costs and burdens  exceed the benefits of voting (e.g.,  when  securities are subject to loan or to share blocking restrictions).

    If a request for proxy presents a conflict of interest between the Company's stockholders on one hand, and the Advisor,  the principal  underwriters,  or any affiliated persons of the Company, on the other hand, Company management may (1)
disclose the potential conflict to the Board of Directors and obtain consent; or
(2) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

     Information regarding how the Company voted proxies for the period from its commencement of operations through June 30, 2005, is available without charge by calling the Company at  1-888-728-8784.  You may also access this information on the SEC's website at  http://www.sec.gov.  The  Company's  link on the Advisor's website at www.tortoiseadvisors.com provides a link to all of its reports on the
SEC's website.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Ernst & Young LLP, 1200 Main Street,  Kansas City, Missouri 64105, serves as the independent registered public accounting firm for the Company. Ernst & Young
LLP  provides  audit and  audit-related  services,  tax return  preparation  and assistance and  consultation in connection with review of the Company's  filings with the Commission.

                                    CUSTODIAN

    U.S.  Bank,  N.A.  425 Walnut  Street,  Cincinnati,  OH 45202  serves as the custodian of the Company's cash and investment securities.  The Company pays the custodian a monthly  fee  computed at an annual rate of 0.015% on the first $100 million  of the  Company's  Managed  Assets  and  0.01%  on the  balance  of the
Company's Managed Assets,  subject to a minimum annual fee of $4,800.  U.S. Bank is also the lender under the Credit  Facility.  The Company  agreed to reimburse
U.S. Bank for legal fees and other expenses incurred by U.S. Bank in documenting the Credit Facility.

                               INTERNAL ACCOUNTANT

    U.S.  Bancorp Fund Services,  LLC ("U.S.  Bancorp")  serves as the Company's internal  accountant.  For its  services,  the Company  pays U.S.  Bancorp a fee computed at $24,000 for the first $50 million of the Company's  Managed  Assets,
0.0125% on the next $200 million of Managed Assets and 0.0075% on the balance of the  Company's  Managed  Assets.  For the period  beginning May 31, 2005 through
November  30,  2005,  the Company paid U.S.  Bancorp  approximately  $14,900 for internal accounting services.

                             ADDITIONAL INFORMATION

    A Registration Statement on Form N-2, including amendments thereto, relating to the MMP Shares  offered  hereby,  has been filed by the Company with the SEC.
The Company's  Prospectus  and this  Statement of Additional  Information do not contain  all  of the  information  set  forth  in  the  Registration  Statement, including any exhibits and schedules  thereto.  Please refer to the Registration
Statement for further  information  with respect to the Company and the offering of the MMP Shares.  Statements  contained in the Company's  Prospectus  and this
Statement of Additional  Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other  document filed as an exhibit to a
Registration  Statement,  each such statement being qualified in all respects by such reference.  Copies of the Registration  Statement may be inspected  without charge at the SEC's principal  office in Washington,  D.C., and copies of all or any part  thereof may be obtained  from the SEC upon the payment of certain fees prescribed by the SEC.

                                      S-28

                       TORTOISE ENERGY CAPITAL CORPORATION
                              FINANCIAL STATEMENTS

                                [TO BE PROVIDED]

                                      F-1

                                  APPENDEX A-
                             ARTICLES SUPPLEMENTARY
                   MONEY MARKET CUMMULATIVE PREFERRED SHARES

                                [TO BE PROVIDED]

                                   APPENDIX B-

                              RATING OF INVESTMENTS

                         MOODY'S INVESTORS SERVICE, INC.

    Moody's  long-term  obligation  ratings are opinions of the relative  credit risk of fixed-income  obligations with an original maturity of one year or more.
They address the possibility that a financial  obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

    "Aaa"  Obligations  rated Aaa are judged to be of the highest quality,  with minimal credit risk.

    "Aa"  Obligations  rated Aa are judged to be of high quality and are subject to very low credit risk.

    "A" Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    "Baa"  Obligations  rated Baa are subject to moderate  credit risk. They are
considered   medium-grade   and  as  such  may   possess   certain   speculative
characteristics.

    "Ba" Obligations  rated Ba are judged to have  speculative  elements and are subject to substantial credit risk.

    "B" Obligations  rated B are considered  speculative and are subject to high credit risk.

    "Caa"  Obligations  rated  Caa are  judged  to be of poor  standing  and are subject to very high credit risk.

    "Ca" Obligations rated Ca are highly  speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    "C"  Obligations  rated  C are the  lowest  rated  class  of  bonds  and are typically  in default,  with little  prospect  for  recovery  of  principal  and interest.

    Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a  mid-range;  and the  modifier 3  indicates a ranking in the lower end of that generic rating category.

    US Municipal and Tax-Exempt Ratings

    Municipal  ratings  are based  upon the  analysis  of four  primary  factors
relating    to    municipal    finance:    economy,    debt,    finances,    and
administration/management   strategies.   Each  of  the  factors  is   evaluated
individually  and for its  effect on the other  factors  in the  context  of the municipality's ability to repay its debt.

    "Aaa" Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "Aa" Issuers or issues  rated Aa  demonstrate  very strong  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "A"  Issuers  or  issues  rated A  present  above  average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "Baa"  Issuers  or  issues  rated  Baa  represent  average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "Ba" Issuers or issues rated Ba demonstrate  below-average  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "B" Issuers or issues rated B demonstrate weak creditworthiness  relative to other US municipal or tax-exempt issuers or issues.

                                      B-1

    "Caa"  Issuers or issues rated Caa  demonstrate  very weak  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "Ca" Issuers or issues rated Ca demonstrate  extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    "C"  Issuers or issues  rated C  demonstrate  the  weakest  creditworthiness relative to other US municipal or tax-exempt issuers or issues.

    Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category  from Aa  through  Caa.  The  modifier 1  indicates  that the issuer or obligation ranks in the higher end of its generic rating category;  the modifier
2 indicates a mid-range  ranking;  and the modifier 3 indicates a ranking in the lower end of that generic rating category.

    Description  of Moody's  Highest  Ratings of State and  Municipal  Notes and
    Other Short-Term Loans

    Moody's ratings for state and municipal notes and other short-term loans are designated  "Moody's  Investment Grade" ("MIG" or, for variable or floating rate obligations,  "VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk.  Factors affecting the liquidity of the borrower and short-term  cyclical  elements are critical in short-term  ratings.  Symbols used will be as follows:

    "MIG-1"  This  designation   denotes  superior  credit  quality.   Excellent
protection is afforded by  established  cash flows,  highly  reliable  liquidity support, or demonstrated broad-based access to the market for refinancing.

    "MIG-2"  This  designation   denotes  strong  credit  quality.   Margins  of
protection are ample, although not as large as in the preceding group.

    "MIG-3" This designation  denotes  acceptable credit quality.  Liquidity and cash-flow  protection may be narrow, and market access for refinancing is likely to be less well-established.

    "SG"  This  designation  denotes   speculative-grade  credit  quality.  Debt
instruments in this category may lack sufficient  margins of protection.  Demand features  rated in this  category may be supported by a liquidity  provider that does not have an investment grade  short-term  rating or may lack the structural and/or  legal  protections  necessary  to ensure the timely  payment of purchase price upon demand.

    "VMIG  1"  This  designation  denotes  superior  credit  quality.  Excellent protection  is  afforded  by the  superior  short-term  credit  strength  of the liquidity  provider and structural and legal  protections that ensure the timely payment of purchase price upon demand.

    "VMIG 2" This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity  provider and structural  and legal  protections  that  ensure the timely  payment of purchase price upon demand.

    "VMIG  3" This  designation  denotes  acceptable  credit  quality.  Adequate protection is afforded by the  satisfactory  short-term  credit  strength of the liquidity  provider and structural and legal  protections that ensure the timely payment of purchase price upon demand.

    Description of Moody's Short Term Ratings

    Moody's  short-term  ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term
programs  or  to  individual  short-term  debt  instruments.   Such  obligations
generally  have an original  maturity  not  exceeding  thirteen  months,  unless explicitly noted.

    "P-1"  Issuers (or  supporting  institutions)  rated Prime-1 have a superior ability to repay short-term debt obligations.

    "P-2"  Issuers (or  supporting  institutions)  rated  Prime-2  have a strong ability to repay short-term debt obligations.

    "P-3" Issuers (or supporting  institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                      B-2

    "NP" Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                  FITCH RATINGS

    A brief  description  of the  applicable  Fitch  Ratings  ("Fitch")  ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

    "AAA" -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally  strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.

    "AA" -- Very high credit quality. `AA' ratings denote a very low expectation of credit  risk.  They  indicate  very  strong  capacity  for timely  payment of
financial  commitments.   This  capacity  is  not  significantly  vulnerable  to
foreseeable events.

    "A" -- High credit  quality.  `A' ratings denote a low expectation of credit risk.  The capacity for timely  payment of financial  commitments  is considered strong.  This  capacity  may,  nevertheless,  be more  vulnerable  to changes in circumstances or in economic conditions than is the case for higher ratings.

    "BBB" -- Good credit quality. `BBB' ratings indicate that there is currently a low  expectation  of credit risk. The capacity for timely payment of financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

    "BB" --  Speculative.  `BB' ratings  indicate that there is a possibility of credit risk  developing,  particularly as the result of adverse  economic change over time; however, business or financial alternatives may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

    "B" -- Highly speculative. `B' ratings indicate that significant credit risk is present,  but a limited margin of safety remains.  Financial  commitments are currently being met; however,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    "CCC",  "CC",  "C" -- High  default  risk.  Default  is a real  possibility.
Capacity for meeting  financial  commitments is solely  reliant upon  sustained, favorable  business  or economic  developments.  A `CC'  rating  indicates  that default of some kind appears probable. ` C' ratings signal imminent default.

    "DDD",  "DD", And "D" Default -- The ratings of obligations in this category are  based on their  prospects  for  achieving  partial  or full  recovery  in a reorganization or liquidation of the obligor. While expected recovery values are highly  speculative  and cannot be estimated with any  precision,  the following serve as general  guidelines.  `DDD'  obligations have the highest potential for recovery,  around  90%-100% of outstanding  amounts and accrued  interest.  `DD'
indicates  potential  recoveries  in the range of  50%-90%,  and `D' the  lowest recovery  potential,  i.e.,  below 50%.  Entities  rated in this  category  have defaulted  on some or all of their  obligations.  Entities  rated `DDD' have the highest  prospect for resumption of  performance or continued  operation with or without  a  formal  reorganization  process.  Entities  rated  `DD'  and `D' are generally undergoing a formal reorganization or liquidation process; those rated
`DD' are likely to satisfy a higher  portion of their  outstanding  obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

    A  short-term  rating  has a time  horizon  of less than 12 months  for most obligations,  or up to three years for U.S. public finance securities,  and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

    "F1" -- Highest credit quality.  Indicates the strongest capacity for timely payment  of  financial  commitments;  may  have  an  added  "+"  to  denote  any exceptionally strong credit feature.

                                      B-3

    "F2" -- Good credit quality.  A satisfactory  capacity for timely payment of financial  commitments,  but the margin of safety is not as great as in the case of the higher ratings.

    "F3" -- Fair credit  quality.  The capacity for timely  payment of financial commitments is adequate;  however,  near-term  adverse changes could result in a reduction to  non-investment  grade. B Speculative.  Minimal capacity for timely payment of  financial  commitments,  plus  vulnerability  to  near-term  adverse changes in financial and economic conditions.

    "B" --  Speculative.  Minimal  capacity  for  timely  payment  of  financial commitments,  plus  vulnerability to near-term  adverse changes in financial and economic conditions.

    "C" -- High  default  risk.  Default  is a real  possibility.  Capacity  for meeting  financial  commitments  is solely  reliant upon a sustained,  favorable business and economic environment.

    "D" -- Default. Denotes actual or imminent payment default.

    Notes to Long-term and Short-term ratings:

    "+" or "-" may be  appended  to a rating to denote  relative  status  within major rating  categories.  Such  suffixes  are not added to the `AAA'  Long-term rating category,  to categories below `CCC', or to Short-term ratings other than
`F1'.

    "NR"  indicates  that  Fitch  Ratings  does not rate the  issuer or issue in question.

    "Withdrawn"  -- A rating is withdrawn when Fitch Ratings deems the amount of information  available  to  be  inadequate  for  rating  purposes,  or  when  an obligation matures, is called, or refinanced.

    "Rating  Watch" -- Ratings  are placed on Rating  Watch to notify  investors that  there is a  reasonable  probability  of a  rating  change  and the  likely direction of such  change.  These are  designated  as  "Positive",  indicating a potential upgrade,  "Negative",  for a potential  downgrade,  or "Evolving",  if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

    A Rating  Outlook  indicates the direction a rating is likely to move over a one to two year  period.  Outlooks  may be  positive,  stable,  or  negative.  A positive  or  negative  Rating  Outlook  does  not  imply  a  rating  change  is inevitable.  Similarly,  ratings  for  which  outlooks  are  `stable'  could  be downgraded  before an outlook  moves to positive  or  negative if  circumstances warrant such an action.  Occasionally,  Fitch  Ratings may be unable to identify the fundamental  trend.  In these cases,  the Rating Outlook may be described as evolving.

                          STANDARD & POOR'S CORPORATION

    A brief  description  of the  applicable  Standard & Poor's  Corporation,  a division of The  McGraw-Hill  Companies  ("Standard & Poor's" or "S&P"),  rating symbols and their meanings (as published by S&P) follows:

    A  Standard  & Poor's  issue  credit  rating  is a  current  opinion  of the creditworthiness of an obligor with respect to a specific financial  obligation, a specific  class of  financial  obligations,  or a specific  financial  program
(including  ratings on medium term note programs and commercial paper programs).
It takes into consideration the  creditworthiness  of guarantors,  insurers,  or other forms of credit enhancement on the obligation.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not  comment  as to  market  price or  suitability  for a  particular investor.

    Issue  credit  ratings  are based on current  information  furnished  by the obligors  or  obtained  by  Standard & Poor's  from other  sources it  considers reliable.  Standard & Poor's  does not perform an audit in  connection  with any credit  rating and may, on occasion,  rely on unaudited  financial  information.
Credit  ratings may be changed,  suspended,  or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    Issue  credit  ratings can be either  long-term  or  short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant  market.  In the U.S.,  for  example,  that means  obligations  with an original maturity of no more than 365 days -- including commercial paper.

                                      B-4

    Short-term  ratings are also used to  indicate  the  creditworthiness  of an obligor with respect to put features on long-term  obligations.  The result is a dual  rating,  in which the  short-term  ratings  address  the put  feature,  in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

    Issue  credit  ratings  are  based  in  varying  degrees,  on the  following considerations:

    1.  Likelihood of payment -- capacity and willingness of the obligor to meet its financial  commitment  on an obligation in accordance  with the terms of the obligation;

    2. Nature of and provisions of the obligation; and

    3. Protection  afforded by, and relative  position of, the obligation in the event of  bankruptcy,  reorganization,  or other  arrangement  under the laws of bankruptcy  and other  laws  affecting  creditors'  rights.  The  issue  ratings definitions  are expressed in terms of default  risk.  As such,  they pertain to senior  obligations of an entity.  Junior  obligations are typically rated lower than senior obligations,  to reflect the lower priority in bankruptcy,  as noted
above.

    "AAA" -- An  obligation  rated  `AAA' has the  highest  rating  assigned  by
Standard & Poor's.  The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

    "AA" -- An obligation rated `AA' differs from the highest-rated  obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    "A" -- An obligation  rated `A' is somewhat more  susceptible to the adverse effects of changes in circumstances and economic  conditions than obligations in higher-rated  categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB -- An obligation rated `BBB' exhibits  adequate  protection  parameters.
However,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial  commitment on the obligation.

    BB, B, CCC, CC, and C -- Obligations  rated `BB', `B', `CCC',  `CC', and `C'
are regarded as having significant speculative  characteristics.  `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB -- An obligation  rated `BB' is less  vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business,  financial,  or economic  conditions,  which could lead to the
obligor's   inadequate  capacity  to  meet  its  financial   commitment  on  the
obligation.

    B --  An  obligation  rated  `B'  is  more  vulnerable  to  nonpayment  than obligations  rated `BB', but the obligor  currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's  capacity or willingness to meet its financial commitment on the obligation.

    CCC -- An obligation  rated `CCC' is currently  vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its  financial  commitment  on the  obligation.  In the event of adverse business,  financial, or economic conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC -- An obligation rated `CC' is currently highly vulnerable to nonpayment.

    C -- The `C'  rating  may be used to cover a  situation  where a  bankruptcy petition has been filed or similar  action has been taken,  but payments on this obligation are being continued.

    D -- An obligation rated `D' is in payment default.  The `D' rating category is used when payments on an obligation  are not made on the date due even if the applicable grace period has not expired,  unless Standard & Poor's believes that such payments will be

                                      B-5

made during such grace period.  The `D' rating also will be used upon the filing of a  bankruptcy  petition  or the taking of a similar  action if payments on an obligation are jeopardized.

    "+/-"  -- Plus (+) or minus  (-).  The  ratings  from  `AA' to `CCC'  may be modified  by the  addition  of a plus or minus  sign to show  relative  standing within the major rating categories.

    "c" -- The `c'  subscript  is  used to  provide  additional  information  to investors that the bank may terminate its obligation to purchase  tendered bonds if the long-term credit rating of the issuer is below an investment-grade  level and/or the issuer's bonds are deemed taxable.

    "P"  --  The  letter  `p'  indicates  that  the  rating  is  provisional.  A provisional rating assumes the successful  completion of the project financed by the debt being rated and indicates that payment of debt service  requirements is largely or entirely  dependent  upon the  successful,  timely  completion of the project.  This rating,  however,  while addressing credit quality  subsequent to completion of the project,  makes no comment on the likelihood of or the risk of default upon failure of such  completion.  The investor  should exercise his own judgment with respect to such likelihood and risk.

    "*" --  Continuance  of the  ratings is  contingent  upon  Standard & Poor's receipt of an executed  copy of the escrow  agreement  or closing  documentation confirming investments and cash flows.

    "r" -- The `r' highlights derivative,  hybrid, and certain other obligations that  Standard  &  Poor's  believes  may  experience  high  volatility  or  high variability in expected returns as a result of noncredit risks. Examples of such obligations  are  securities  with  principal  or  interest  return  indexed  to
equities,   commodities,   or  currencies;   certain  swaps  and  options;   and
interest-only  and  principal-only  mortgage  securities.  The absence of an `r'
symbol should not be taken as an indication  that an obligation  will exhibit no volatility or variability in total return.

    N.R. -- Not rated.

    Debt  obligations of issuers  outside the United States and its  territories are rated on the same basis as domestic  corporate  and  municipal  issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

    Under present  commercial bank regulations  issued by the Comptroller of the
Currency,  bonds rated in the top four  categories  (`AAA',  `AA',  `A',  `BBB', commonly known as  investment-grade  ratings) generally are regarded as eligible
for  bank  investment.   Also,  the  laws  of  various  states  governing  legal
investments  impose certain rating or other standards for  obligations  eligible for investment by savings  banks,  trust  companies,  insurance  companies,  and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

    A Standard & Poor's note ratings  reflect the  liquidity  factors and market access  risks  unique to notes.  Notes  due in three  years or less will  likely receive a note  rating.  Notes  maturing  beyond  three  years will most  likely receive a long-term debt rating.  The following  criteria will be used in making that assessment:

    Amortization  schedule  -- the larger the final  maturity  relative to other maturities, the more likely it will be treated as a note; and

    Source of payment -- the more  dependent  the issue is on the market for its refinancing, the more likely it will be treated as a note.

    Note rating symbols are as follows:

    "SP-1" -- Strong capacity to pay principal and interest. An issue determined to  possess  a very  strong  capacity  to pay debt  service  is given a plus (+)
designation.

                                      B-6

    "SP-2" --  Satisfactory  capacity to pay principal  and interest,  with some vulnerability  to adverse  financial  and economic  changes over the term of the notes.

    "SP-3" -- Speculative capacity to pay principal and interest.

    A note rating is not a recommendation to purchase,  sell, or hold a security inasmuch  as it does  not  comment  as to  market  price  or  suitability  for a particular investor.  The ratings are based on current information  furnished to
S&P by the issuer or obtained by S&P from other sources it considers reliable.

    S&P does not  perform an audit in  connection  with any  rating and may,  on occasion,  rely on unaudited financial information.  The ratings may be changed, suspended,  or  withdrawn  as a result of changes in or  unavailability  of such information or based on other circumstances.

Commercial Paper

    An S&P commercial paper rating is a current  assessment of the likelihood of timely  payment of debt  having an  original  maturity of no more than 365 days.
Ratings are graded into several  categories,  ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

    "A-1" -- A  short-term  obligation  rated  `A-1'  is  rated  in the  highest category  by Standard & Poor's.  The  obligor's  capacity to meet its  financial
commitment  on  the  obligation  is  strong.   Within  this  category,   certain
obligations  are  designated  with a plus  sign  (+).  This  indicates  that the obligor's  capacity to meet its  financial  commitment on these  obligations  is extremely strong.

    "A-2" -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse  effects of changes in  circumstances  and economic  conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    "A-3" -- A short-term  obligation rated `A-3' exhibits  adequate  protection parameters.  However,  adverse economic conditions or changing circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial commitment on the obligation.

    "B" -- A short-term  obligation rated `B' is regarded as having  significant speculative characteristics.  The obligor currently has the capacity to meet its financial  commitment  on  the  obligation;  however,  it  faces  major  ongoing uncertainties which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

    "C"  -- A  short-term  obligation  rated  `C'  is  currently  vulnerable  to nonpayment  and is dependent upon favorable  business,  financial,  and economic conditions for the obligor to meet its financial commitment on the obligation.

    "D" -- A  short-term  obligation  rated `D' is in payment  default.  The `D'
rating  category is used when payments on an obligation are not made on the date due even if the  applicable  grace  period has not  expired,  unless  Standard &
Poor's  believes that such  payments will be made during such grace period.  The
`D' rating  also will be used upon the filing of a  bankruptcy  petition  or the taking of a similar action if payments on an obligation are jeopardized.

    A commercial  rating is not a  recommendation  to purchase,  sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information  furnished to
S&P by the issuer or obtained by S&P from other sources it considers reliable.

    S&P does not  perform an audit in  connection  with any  rating and may,  on occasion,  rely on unaudited financial information.  The ratings may be changed, suspended,  or  withdrawn  as a result of changes in or  unavailability  of such information or based on other circumstances.

                                      B-7

                            PART C--OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements:

    The Registrant's  audited  financial  statements dated November 30, 2005 and notes  thereto  are filed  herein  and  appear in the  Statement  of  Additional
Information.

2. Exhibits:

Exhibit No.                  Description of Document
----------- --------------------------------------------------------------------

a.1.        Articles of Incorporation (1)

a.2.        Articles of Amendment (2)

a.3         Form of Articles Supplementary - Filed herewith as Appendix A to the
            Statement of Additional Information contained herein

b.          Bylaws (1)

c.          Inapplicable.

d.1.        Form of Preferred Stock Certificate*

d.2.        Fitch Guidelines and Moody's Guidelines***

e.          Dividend Reinvestment Plan (3)

f.          Inapplicable.

g.1.        Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C.
            (5)

h.1.        Form of Underwriting Agreement***

i.          Inapplicable.

j.          Custody Agreement (4)

k.1.        Stock Transfer Agency Agreement (4)

k.2.        Fund Administration Servicing Agreement (4)

k.3.        Fund Accounting Servicing Agreement (4)

k.4         Credit Agreement*

k.5         Form of Auction Agency Agreement*

k.6         Form of Broker-Dealer Agreement*

k.7         Form of DTC Representations Letter*

                                      C-1

l.          Form of Opinion of Venable LLP*

m.          Inapplicable.

n.1.        Consent of Independent Registered Public Accounting Firm***

o.          Inapplicable.

p.          Initial Subscription Agreement (2)

q.          Inapplicable.

r.1.        Code of Ethics for the Registrant (2)

r.2.        Code of Ethics of the Tortoise Capital Advisors, L.L.C. (2)

s.          Powers of Attorney**
------------

*   Filed herewith

**  Previously filed

*** To be filed by Amendment

(1) Incorporated  by reference to  Registrant's  Registration  Statement on Form
    N-2, filed on March 8, 2005 (File Nos. 333-123180 and 811-21725).

(2) Incorporated by reference to  Pre-Effective  Amendment No. 1 to Registrant's
    Registration  Statement  on Form  N-2,  filed  April  29,  2005  (File  Nos.
    333-123180 and 811-21725).

(3) Incorporated by reference to  Pre-Effective  Amendment No. 1 to Registrant's
    Registration  Statement  on Form N-2,  filed on October  12, 2005 (File Nos.
    333-128063 and 811-21725).

(4) Incorporated  by reference to  Registrant's  Registration  Statement on Form
    N-2, filed on September 2, 2005 (File Nos. 333-128063 and 811-21725).

(5) Incorporated by reference to  Pre-Effective  Amendment No. 7 to Registrant's
    Registration  Statement  on Form N-2,  filed  November  8, 2005  (File  Nos.
    333-123180 and 811-21725).

Item 26. Marketing Arrangements

    Reference will be made to the  underwriting  agreement for the  Registrant's
MMP  Shares  to be  filed  in an  amendment  to  the  Registrant's  Registration
Statement.

Item 27. Other Expenses and Distribution

    The  following  table sets forth the  estimated  expenses  to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission fees                                    $

Directors' fees and expenses                                               $

                                      C-2

Printing (other than certificates)                                         $

Accounting fees and expenses                                               $

Legal fees and expenses                                                    $

Rating Agency fees                                                         $

Trustee fees                                                               $

Auction Agent fees                                                         $

Miscellaneous                                                              $____

Total                                                                      $

Item 28. Persons Controlled by or Under Common Control

    None.

Item 29. Number of Holders of Securities

    As of  November  30,  2005,  the  number of record  holders of each class of securities of the Registrant was:

                                                        Number of Record Holders
Title of Class                                                     --
Common Shares ($0.001 par value)                                   49

Item 30. Indemnification

    Maryland  law  permits a Maryland  corporation  to include in its  charter a
provision   limiting  the  liability  of  its  directors  and  officers  to  the corporation  and  its  stockholders  for  money  damages  except  for  liability resulting  from (a) actual  receipt of an  improper  benefit or profit in money,
property  or  services  or  (b)  active  and  deliberate   dishonesty  which  is
established by a final  judgment as being  material to the cause of action.  The
Charter  contains such a provision  which  eliminates  directors'  and officers'
liability to the maximum extent permitted by Maryland law and the 1940 Act.

    The Charter  authorizes  the  Company,  to the maximum  extent  permitted by
Maryland law and the 1940 Act, to obligate  itself to  indemnify  any present or former director or officer or any individual who, while a director or officer of the  Company  and at the request of the  Company,  serves or has served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee, from and against any claim or liability to which that person may become subject  or which  that  person  may incur by  reason of his or her  status as a present or former  director  or officer of the Company or as a present or former director,  officer,  partner  or trustee of  another  corporation,  real  estate investment trust,  partnership,  joint venture,  trust, employee benefit plan or other  enterprise,  and to pay or reimburse  his or her  reasonable  expenses in advance of final  disposition of a proceeding.  The Bylaws obligate the Company, to the maximum  extent  permitted by Maryland  law to  indemnify  any present or former  director  or  officer or any  individual  who,  while a director  of the
Company  and at the  request  of  the  Company,  serves  or has  served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee and who is made, or threatened to be made, a party to the  proceeding by reason of his or her  service in that  capacity  from and  against  any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the
Company and to pay or  reimburse  his or her  reasonable  expenses in advance of final  disposition of a proceeding.  The Company's  obligations to indemnify any director,  officer  or other  individual,  however,  is limited by the 1940 Act, which  prohibits the Company from  indemnifying  any director,  officer or other individual from any liability resulting from the willful misconduct,  bad faith, gross  negligence  in  the  performance  of  duties  or

                                      C-3

reckless  disregard  of  applicable  obligations  and  duties of the  directors, officers or other individuals. The Charter and Bylaws also permit the Company to indemnify  and advance  expenses to any person who served a  predecessor  of the
Company in any of the  capacities  described  above and any employee or agent of the Company or a predecessor of the Company.

    Maryland law requires a corporation  (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been  successful  in the  defense  of any  proceeding  to which  he is made,  or threatened  to be made,  a party by  reason  of his  service  in that  capacity.
Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable  expenses actually incurred by them in connection with any proceeding to which they may be made,  or threatened to be made, a party by reason of their service in those or other  capacities  unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the  proceeding  and (1) was  committed  in bad  faith or (2) was the  result of active and deliberate dishonesty,  (b) the director or officer actually received an improper  personal benefit in money,  property or services or (c) in the case of any  criminal  proceeding,  the director or officer had  reasonable  cause to believe that the act or omission was unlawful.  However,  under  Maryland law, a
Maryland  corporation may not indemnify for an adverse  judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly  received,  unless in either case a court orders indemnification and then only for expenses. In addition,  Maryland law permits a corporation  to advance  reasonable  expenses to a director or officer  upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith  belief  that he has met the  standard of conduct  necessary  for indemnification  by the corporation  and (b) a written  undertaking by him or on his behalf to repay the amount paid or  reimbursed by the  corporation  if it is ultimately determined that the standard of conduct was not met.

Item 31. Business and Other Connections of Investment Advisor

    The information in the Statement of Additional Information under the caption
"Management of the  Company-Directors  and Officers" is hereby  incorporated  by reference.

Item 32. Location of Accounts and Records

    All such accounts,  books, and other documents are maintained at the offices of the  Registrant,  at the  offices  of the  Registrant's  investment  adviser,
Tortoise Capital Advisors,  L.L.C., 10801 Mastin Boulevard,  Suite 222, Overland
Park, Kansas 66210, at the offices of the custodian, U.S. Bank, N.A., 425 Walnut
Street,  Cincinnati,  Ohio  45202,  or at the  offices  of the  transfer  agent,
Computershare Investor Services, LLC., 2 North LaSalle Street, Chicago, Illinois
60602 or at the offices of the administrator,  U.S. Bancorp Fund Services,  LLC,
615 East Michigan  Street,  Milwaukee,  Wisconsin  53292,  at the offices of the
Auction Agent, The Bank of New York, 101 Barclay Street,  7W, New York, New York
10286 or at the  offices of the  Trustee,  The Bank of New York  Trust  Company,
N.A., 2 North LaSalle Street, Chicago, Illinois 60602.

Item 33. Management Services

    Not applicable.

Item 34. Undertakings

    1. The  Registrant  undertakes to suspend the offering of the Tortoise Notes until the  prospectus is amended if (1)  subsequent to the effective date of its registration statement,  the net asset value declines more than ten percent from its net asset value as of the effective  date of the  registration  statement or
(2) the net asset value  increases to an amount greater than its net proceeds as state in the Prospectus.

    2. Not applicable.

    3. Not applicable.

    4. Not applicable.

    5. The  Registrant is filing this  Registration  Statement  pursuant to Rule
430A and  undertakes  that:  (a) For the purposes of  determining  any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus  filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the  Registration  Statement as of the time it was declared  effective;  and (b) For the purpose of

                                      C-4

determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities  offered therein,  and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

    6. The  Registrant  undertakes  to send by first  class mail or other  means designated  to ensure  equally  prominent  delivery  within two business days of receipt of a written or oral request the  Registrant's  statement of  additional information.

                                      C-5

                                   SIGNATURES

    Pursuant  to  the  requirements  of  the  Securities  Act of  1933  and  the
Investment Company Act of 1940, the Registrant has duly caused this registration statement  to be  signed  on its  behalf  by  the  undersigned,  thereunto  duly authorized, in this City of Overland Park and State of Kansas on the 11th day of
January, 2006.

                                       Tortoise Energy Capital Corporation

                                       By: /s/ David J. Schulte
                                           -------------------------------------
                                           David J. Schulte, President & CEO

    Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  this
registration  statement  has  been  signed  by  the  following  persons  in  the capacities and on the date indicated.

  /s/ Terry C. Matlack*            Chief Financial Officer and Director        January 11, 2006
-------------------------                                                      ----------------
   Terry C. Matlack            (Principal Financial and Accounting Officer)           Date

  /s/ David J. Schulte                   Chief Executive Officer               January 11, 2006
-------------------------                                                      ----------------
   David J. Schulte                   (Principal Executive Officer)                   Date

/s/ Conrad S. Ciccotello*                        Director                      January 11, 2006
-------------------------                                                      ----------------
 Conrad S. Ciccotello                                                                 Date

   /s/ John R. Graham*                           Director                      January 11, 2006
-------------------------                                                      ----------------
    John R. Graham                                                                    Date

  /s/ Charles E. Heath*                          Director                      January 11, 2006
-------------------------                                                      ----------------
   Charles E. Heath                                                                   Date

  /s/ H. Kevin Birzer*                           Director                      January 11, 2006
-------------------------                                                      ----------------
    H. Kevin Birzer                                                                   Date

     * By David J. Schulte  pursuant to power of attorney  filed on November 22,
     2005 with the  Registrant's  Registration  Statement on Form N-2 (File Nos.
     333-129878 and 811-21725)

                                  Exhibit Index

Exhibit No.                  Description of Document
----------- --------------------------------------------------------------------

a.1.        Articles of Incorporation (1)

a.2.        Articles of Amendment (2)

a.3         Form of Articles Supplementary - Filed herewith as Appendix A to the
            Statement of Additional Information Contained herein.

b.          Bylaws (1)

c.          Inapplicable.

d.1.        Form of Preferred Stock Certificate*

d.2.        Fitch Guidelines and Moody's Guidelines***

e.          Dividend Reinvestment Plan (3)

f.          Inapplicable.

g.1.        Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C.
            (5)

h.1.        Form of Underwriting Agreement***

i.          Inapplicable.

j.          Custody Agreement (4)

k.1.        Stock Transfer Agency Agreement (4)

k.2.        Fund Administration Servicing Agreement (4)

k.3.        Fund Accounting Servicing Agreement (4)

k.4         Credit Agreement*

k.5         Form of Auction Agency Agreement*

k.6         Form of Broker-Dealer Agreement*

k.7         Form of DTC Representations Letter*

l.          Form of Opinion of Venable LLP*

m.          Inapplicable.

n.1.        Consent of Independent Registered Public Accounting Firm***

o.          Inapplicable.

p.          Initial Subscription Agreement (2)

q.          Inapplicable.

r.1.        Code of Ethics for the Registrant (2)

r.2.        Code of Ethics of the Tortoise Capital Advisors, L.L.C. (2)

s.          Powers of Attorney**
------------

*   Filed herewith

**  Previously filed

*** To be filed by Amendment

(1) Incorporated  by reference to  Registrant's  Registration  Statement on Form
    N-2, Filed on March 8, 2005 (File Nos. 333-123180 and 811-21725).

(2) Incorporated by reference to  Pre-Effective  Amendment No. 1 to Registrant's
    Registration  Statement  on Form  N-2,  filed  April  29,  2005  (File  Nos.
    333-123180 and 811-21725).

(3) Incorporated by reference to  Pre-Effective  Amendment No. 1 to Registrant's
    Registration  Statement  on Form N-2,  filed on October  12, 2005 (File Nos.
    333-128063 and 811-21725).

(4) Incorporated  by reference to  Registrant's  Registration  Statement on Form
    N-2, Filed on September 2, 2005 (File Nos. 333-128063 and 811-21725).

(5) Incorporated by reference to  Pre-Effective  Amendment No. 7 to Registrant's
    Registration  Statement  on Form N-2,  filed  November  8, 2005  (File  Nos.
    333-123180 and 811-21725).